UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21624

Allianz Variable Insurance Products Fund of Funds Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive,

Minneapolis, MN 55416-1297

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc.,

4400 Easton Commons, Suite 200,

Columbus, OH 43219-8000

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-624-0197

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1.	Reports to Stockholders.

AZL® Balanced Index Strategy Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Balanced Index Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Balanced Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® Balanced Index Strategy Fund (the “Fund”) had a total return of -4.36%. That compared to a -4.38%, 0.01% and -1.81% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index2, the S&P 600 Index3 and the MSCI EAFE Index4, which represents shares of large companies in developed foreign markets. The fixed-income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds that of the Bloomberg Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund allocates 40% to 60% of its assets to the underlying equity index funds and between 40% and 60% to the underlying bond index fund.*

U.S. large-cap stocks fell 4.38% during the 12-month period. They started the year out with gains over the first three quarters thanks in part to strong economic data and positive earnings growth, and despite a volatile first quarter. However, volatility returned in the fourth quarter due to investor concerns over the Federal Reserve Board’s (the Fed) continued interest rate hikes, along with political and economic uncertainty, and contentious global trade negotiations. Mid- and small-cap stocks also performed poorly for the year: The S&P 400 generated a -11.08% return while the S&P 600 returned -8.48%. Growth stocks outperformed value stocks during the first three quarters, however, that trend reversed in the fourth quarter.

International developed markets, as measured by the MSCI EAFE Index (net), underperformed U.S. equities, posting a -13.79% return for the year. Though developed markets underperformed U.S. equities during the first three quarters, they outperformed U.S. equities during the volatile fourth quarter.

The U.S. bond market ended the year nearly flat, with the Bloomberg Barclays U.S. Aggregate Bond Index gaining 0.01%. Despite the relative neutral return, there was a lot of activity in the fixed income market over the course of the year. The Fed hiked interest rates four times during the 12-month period. Treasury yields rose during the first three quarters before the yield curve flattened in the fourth quarter. The intermediate part of the curve inverted as a result. Investment-grade corporate spreads widened sharply during the year, as investors became more risk averse, especially during the fourth quarter.

The Fund, which invests in both U.S. and international markets, underperformed its composite benchmark in 2018. The Fund’s strategic allocation to international equities weighed on relative results as U.S. equities outperformed international equities during the period. A strategic allocation to U.S mid- and small-cap equities also hurt performance as these underperformed U.S. large-cap equities during the year.*

Within the Fund’s fixed income holdings, an overweight allocation to corporate bonds hurt relative performance. The Fund modestly lagged its fixed income benchmark during the period as a result.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]

The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition.

[3]

The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[4]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

The indexes defined above are unmanaged. Investors cannot invest directly in an index.

1

AZL® Balanced Index Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Index Strategy Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

The performance of the Fund is expected to be lower than that of the Indexes because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

				Since
	1	3	5	Inception
	Year	Year	Year	(7/10/09)
AZL® Balanced Index Strategy Fund	-4.36%	4.42%	3.85%	7.28%
S&P 500 Index	-4.38%	9.26%	8.49%	14.05%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.52%	3.34%
Balanced Composite Index	-1.81%	5.80%	5.63%	8.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Balanced Index Strategy Fund	0.69%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.20% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.08%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (50%) S&P 500 and (50%) Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Balanced Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Balanced Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Balanced Index Strategy Fund	$1,000.00	$956.40	$0.39	0.08%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Balanced Index Strategy Fund	$1,000.00	$1,024.80	$0.41	0.08%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Fixed Income Funds	52.2%

Domestic Equity Funds	35.5

International Equity Funds	12.4

Total Investment Securities	100.1

Net other assets (liabilities)	(0.1)

Net Assets	100.0%

3

AZL Balanced Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Affiliated Investment Companies (100.1%):
Domestic Equity Funds (35.5%):
1,401,297	AZL Mid Cap Index Fund, Class 2	$26,638,665
6,601,212	AZL S&P 500 Index Fund, Class 2	96,443,706
1,132,159	AZL Small Cap Stock Index Fund, Class 2	13,778,376

		136,860,747

Fixed Income Funds (52.2%):
19,073,871	AZL Enhanced Bond Index Fund	201,992,298

Shares		Fair Value
Affiliated Investment Companies, continued
International Equity Funds (12.4%):
3,350,640	AZL International Index Fund, Class 2	$47,746,626

Total Affiliated Investment Companies (Cost $325,763,017)		386,599,671

Total Investment Securities (Cost $325,763,017) — 100.1%(a)		386,599,671
Net other assets (liabilities) — (0.1)%		(411,077)

Net Assets — 100.0%		$386,188,594

Percentages indicated are based on net assets as of December 31, 2018.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

4

AZL Balanced Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in affiliates, at cost	$325,763,017

Investments in affiliates, at value	$386,599,671
Interest and dividends receivable	455
Receivable for affiliated investments sold	106,057
Prepaid expenses	4,805

Total Assets	386,710,988

Liabilities:
Cash overdraft	106,057
Payable for capital shares redeemed	381,195
Manager fees payable	16,651
Administration fees payable	4,420
Custodian fees payable	448
Administrative and compliance services fees payable	1,290
Transfer agent fees payable	427
Trustee fees payable	494
Other accrued liabilities	11,412

Total Liabilities	522,394

Net Assets	$386,188,594

Net Assets Consist of:
Paid in capital	$304,559,493
Total distributable earnings	81,629,101

Net Assets	$386,188,594

Shares of beneficial interest (unlimited number of shares authorized, no par value)	25,938,792
Net Asset Value (offering and redemption price per share)	$14.89

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends from affiliates	$8,055,061
Dividends from non-affiliates	716

Total Investment Income	8,055,777

Expenses:
Manager fees	212,386
Administration fees	54,026
Custodian fees	4,062
Administrative and compliance services fees	6,950
Transfer agent fees	5,459
Trustee fees	21,797
Professional fees	17,847
Shareholder reports	9,271
Other expenses	3,595

Total expenses	335,393

Net Investment Income/(Loss)	7,720,384

Net realized and Change in net unrealized gains/losses on investments
Net realized gains/(losses) on affiliated underlying funds	6,782,754
Net realized gains/(losses) on securities	803
Net realized gains distributions from affiliated underlying funds	7,927,333
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(40,203,778)

Net realized and Change in net unrealized gains/losses on investments	(25,492,888)

Change in Net Assets Resulting From Operations	$(17,772,504)

See accompanying notes to the financial statements.

5

AZL Balanced Index Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$7,720,384	$3,459,020
Net realized gains/(losses) on investments	14,710,890	16,237,892
Change in unrealized appreciation/depreciation on investments	(40,203,778)	28,523,288

Change in net assets resulting from operations	(17,772,504)	48,220,200

Distributions to Shareholders:(a)
Distributions	(19,383,356)	(30,564,447)

Change in net assets resulting from distributions to shareholders	(19,383,356)	(30,564,447)

Capital Transactions:
Proceeds from shares issued	8,361,288	15,459,952
Proceeds from dividends reinvested	19,383,356	30,564,447
Value of shares redeemed	(52,781,680)	(53,598,790)

Change in net assets resulting from capital transactions	(25,037,036)	(7,574,391)

Change in net assets	(62,192,896)	10,081,362
Net Assets:(a)
Beginning of period	448,381,490	438,300,128

End of period	$386,188,594	$448,381,490

Share Transactions:
Shares issued	526,619	950,921
Dividends reinvested	1,252,155	1,932,013
Shares redeemed	(3,282,281)	(3,277,297)

Change in shares	(1,503,507)	(394,363)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

AZL Balanced Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$16.34	$15.75	$15.44	$15.91	$15.40

Investment Activities:
Net Investment Income/(Loss)	0.31	0.15	0.30	0.34	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	(0.99)	1.62	0.73	(0.34)	0.78

Total from Investment Activities	(0.68)	1.77	1.03	— (a)	0.94

Distributions to Shareholders From:
Net Investment Income	(0.16)	(0.38)	(0.43)	(0.17)	(0.23)
Net Realized Gains	(0.61)	(0.80)	(0.29)	(0.30)	(0.20)

Total Dividends	(0.77)	(1.18)	(0.72)	(0.47)	(0.43)

Net Asset Value, End of Period	$14.89	$16.34	$15.75	$15.44	$15.91

Total Return(b)	(4.36)%	11.50%	6.75%	0.01%	6.11%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$386,189	$448,381	$438,300	$432,536	$438,651
Net Investment Income/(Loss)	1.82%	0.78%	1.83%	2.14%	1.02%
Expenses Before Reductions*(c)	0.08%	0.08%	0.08%	0.08%	0.08%
Expenses Net of Reductions*	0.08%	0.08%	0.08%	0.08%	0.08%
Portfolio Turnover Rate	5%	6%	12%	11%	9%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Balanced Index Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

8

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$(9,832,388)
From net realized gains	(20,732,059)

Change in net assets resulting from distributions to shareholders	$(30,564,447)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Balanced Index Strategy Fund	0.05%	0.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2018, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2018, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2018 is as follows:

	Fair Value 12/31/17	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value 12/31/18	Shares as of 12/31/2018	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL Enhanced Bond Index Fund	$224,376,218	$6,797,507	$(23,008,797)	$(891,929)	$(5,280,701)	$201,992,298	19,073,871	$4,582,937	$—
AZL International Index Fund, Class 2	56,347,640	4,802,608	(3,777,404)	714,687	(10,340,905)	47,746,626	3,350,640	1,412,882	689,563
AZL Mid Cap Index Fund, Class 2	33,670,676	2,832,930	(4,010,258)	746,477	(6,601,160)	26,638,665	1,401,297	281,910	2,326,996
AZL S&P 500 Index Fund, Class 2	116,180,562	6,771,190	(17,454,115)	5,278,029	(14,331,960)	96,443,706	6,601,212	1,636,395	3,438,861
AZL Small Cap Stock Index Fund, Class 2	18,001,081	1,847,226	(3,356,369)	935,490	(3,649,052)	13,778,376	1,132,159	140,937	1,471,913

	$448,576,177	$23,051,461	$(51,606,943)	$6,782,754	$(40,203,778)	$386,599,671	31,559,179	$8,055,061	$7,927,333

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

9

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $3,882 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Companies	$386,599,671	$—	$—	$386,599,671

Total Investments	$386,599,671	$—	$—	$386,599,671

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Balanced Index Strategy Fund	$23,051,460	$51,606,943

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default. During the year ended December 31, 2018, the Fund did not directly invest in derivatives.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

10

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $327,266,288. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$59,333,383
Unrealized (depreciation)	—

Net unrealized appreciation/(depreciation)	$59,333,383

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Balanced Index Strategy Fund	$3,957,710	$15,425,646	$19,383,356

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Balanced Index Strategy Fund	$9,834,481	$20,729,966	$30,564,447

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Balanced Index Strategy Fund	$8,970,214	$13,325,504	$—	$59,333,383	$81,629,101

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 90% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL Balanced Index Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Balanced Index Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

12

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 29.58% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $15,425,645.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Management Agreement was approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

15

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds that have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2018 was available, one was in the top 40%, three were in the middle 20%, and one was in the bottom 40%. Only one of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2018, for the eight Funds for which three-year performance information was available, four Funds were in the top 40%, three Funds were in the middle 20%, and one Fund was in the bottom 40%. For the 12 Funds for which one-year performance information was available, for the one-year period ended June 30, 2018, seven Funds were in the top 40%, three Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the six Funds for which five-year performance information was available, for the five-year period ended June 30, 2018, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which three-year performance information was available, for the three-year period ended June 30, 2018, five Funds were in the top 40%, two Funds were in the middle 20%, and one was in the bottom 40%. For the 10 Funds for which one-year performance was available, for the one-year period ended June 30, 2018, six Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 48th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 8th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 11th percentile. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 10th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Dynamic Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Dynamic Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2018, were approximately $11.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.6 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the same effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

16

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

17

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

18

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® DFA Multi-Strategy Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA Multi-Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA Multi-Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® DFA Multi-Strategy Fund (the “Fund”) returned -5.91%. That compared to a -4.38%, 0.01% and -2.26% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Moderate Composite Index1, respectively.

The Fund is a fund of funds that pursues broad diversification across three equity sub-portfolios and one fixed income sub-portfolio. The four underlying portfolios are managed by Dimensional Fund Advisors. Generally, the Fund allocates 50% to 70% of its assets to the underlying equity funds and between 30% and 50% to the underlying fixed-income fund.*

U.S. equities sustained a brief period of volatility during the first quarter, but still managed to post healthy gains for the first three quarters of the year. Markets gained on strong economic data coupled with positive earnings growth. However, volatility increased significantly in the fourth quarter as investors became concerned with continued Federal Reserve Board (the Fed) rate hikes, political and economic uncertainty, and contentious trade negotiations. The S&P 500 Index returned -4.38% for the year, while the S&P 400 Index2 returned -11.08% and the S&P 600 Index3 returned -8.48%. Growth stocks sharply outperformed value stocks during the year, although this trend reversed during the fourth quarter.

International developed market equities, as measured by the MSCI EAFE Index4, returned -13.79% for the year, underperforming U.S. equities in general. However, international developed market equities generally outperformed their U.S. counterparts during the volatile fourth quarter.

The U.S. bond market ended the year flat, with the Bloomberg Barclays U.S. Aggregate Bond Index gaining just 0.01%, although this return masks a good deal of activity in fixed income markets during the 12-month period. Treasury yields rose during the first three quarters, then the yield curve flattened dramatically during the fourth quarter, leaving the intermediate part of the curve inverted. Investment-grade corporate spreads widened sharply during the year as investors became more risk averse, especially during the fourth quarter. The Fed hiked rates four times during the year.

The Fund, which invests in both U.S. and international markets, underperformed its composite benchmark in 2018. The Fund’s strategic allocation to international equities detracted, as international equities underperformed U.S. equities. The Fund further underperformed due to its strategic allocation to U.S. mid-and small-cap equities, which underperformed U.S. large-cap equities during 2018, as well as its bias toward value stocks, which generally underperformed growth stocks.*

Within the Fund’s fixed income holdings, the Fund’s shorter duration contributed to returns relative to the Bloomberg Barclays U.S. Aggregate Bond Index, as longer-dated fixed income securities underperformed their shorter-dated counterparts. Compared to the Fund’s fixed income benchmark, the Fund benefited by holding currency-hedged exposure to non-US bonds.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]

The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition.

[3]

The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[4]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

The indexes defined above are unmanaged. Investors cannot invest directly in an index.

1

AZL® DFA Multi-Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of DFA Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by of the underlying fund in which the Fund invests.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near future, which may increase the Fund’s exposure to risks related to rising rates.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

				Since
	1	3	5	Inception
	Year	Year	Year	(7/10/09)
AZL® DFA Multi-Strategy Fund	-5.91%	5.05%	4.17%	8.99%
S&P 500 Index	-4.38%	9.26%	8.49%	14.05%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.52%	3.34%
Moderate Composite Index	-2.26%	6.52%	6.22%	9.93%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA Multi-Strategy Fund	0.97%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.20% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.07%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) S&P 500 and (40%) Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA Multi-Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA Multi-Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL DFA Multi-Strategy Fund	$1,000.00	$932.40	$0.34	0.07%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL DFA Multi-Strategy Fund	$1,000.00	$1,024.85	$0.36	0.07%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Domestic Equity Funds	46.1%

Fixed Income Funds	42.5

International Equity Funds	11.4

Total Investment Securities	100.0

Net other assets (liabilities)	— ^

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL DFA Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Affiliated Investment Companies (100.0%):
Domestic Equity Funds (46.1%):
31,573,684	AZL DFA U.S. Core Equity Fund	$357,414,103
8,914,858	AZL DFA U.S. Small Cap Fund	90,842,403

		448,256,506

Fixed Income Funds (42.5%):
41,037,125	AZL DFA Five-Year Global Fixed Income Fund	412,833,477

Shares		Fair Value
Affiliated Investment Companies, continued
International Equity Funds (11.4%):
12,069,597	AZL DFA International Core Equity Fund	$111,040,289

Total Affiliated Investment Companies (Cost $939,973,548)		972,130,272

Total Investment Securities (Cost $939,973,548) — 100.0%(a)		972,130,272
Net other assets (liabilities) — 0.0%+		3,293

Net Assets — 100.0%		$972,133,565

Percentages indicated are based on net assets as of December 31, 2018.

+	Represents less than 0.05%.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

4

AZL DFA Multi-Strategy Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in affiliates, at cost	$939,973,548

Investments in affiliates, at value	$972,130,272
Receivable for capital shares issued	73,303
Receivable for affiliated investments sold	137,730
Prepaid expenses	11,902

Total Assets	972,353,207

Liabilities:
Cash overdraft	137,730
Manager fees payable	42,127
Administration fees payable	4,535
Custodian fees payable	1,231
Administrative and compliance services fees payable	3,326
Transfer agent fees payable	477
Trustee fees payable	1,274
Other accrued liabilities	28,942

Total Liabilities	219,642

Net Assets	$972,133,565

Net Assets Consist of:
Paid in capital	$890,947,731
Total distributable earnings	81,185,834

Net Assets	$972,133,565

Shares of beneficial interest (unlimited number of shares authorized, no par value)	74,852,418
Net Asset Value (offering and redemption price per share)	$12.99

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends from affiliates	$10,214,862
Dividends from non-affiliates	124

Total Investment Income	10,214,986

Expenses:
Manager fees	562,041
Administration fees	58,995
Custodian fees	8,746
Administrative and compliance services fees	18,492
Transfer agent fees	6,010
Trustee fees	58,198
Professional fees	46,752
Shareholder reports	22,498
Other expenses	11,142

Total expenses	792,874

Net Investment Income/(Loss)	9,422,112

Net realized and Change in net unrealized gains/losses on investments
Net realized gains/(losses) on affiliated underlying funds	21,991,574
Net realized gains/(losses) on securities	3,658
Net realized gains distributions from affiliated underlying funds	17,980,171
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(109,331,866)

Net realized and Change in net unrealized gains/losses on investments	(69,356,463)

Change in Net Assets Resulting From Operations	$(59,934,351)

See accompanying notes to the financial statements.

5

AZL DFA Multi-Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$9,422,112	$12,266,632
Net realized gains/(losses) on investments	39,975,403	20,143,905
Change in unrealized appreciation/depreciation on investments	(109,331,866)	110,992,500

Change in net assets resulting from operations	(59,934,351)	143,403,037

Distributions to Shareholders:(a)
Distributions	(28,987,454)	(9,184,174)

Change in net assets resulting from distributions to shareholders	(28,987,454)	(9,184,174)

Capital Transactions:
Proceeds from shares issued	3,711,811	11,253,458
Proceeds from dividends reinvested	28,987,454	9,184,174
Value of shares redeemed	(175,840,406)	(144,629,334)

Change in net assets resulting from capital transactions	(143,141,141)	(124,191,702)

Change in net assets	(232,062,946)	10,027,161
Net Assets:(a)
Beginning of period	1,204,196,511	1,194,169,350

End of period	$972,133,565	$1,204,196,511

Share Transactions:
Shares issued	263,773	845,577
Dividends reinvested	2,094,469	674,811
Shares redeemed	(12,361,568)	(10,743,935)

Change in shares	(10,003,326)	(9,223,547)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

AZL DFA Multi-Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016	2015		2014

Net Asset Value, Beginning of Period	$14.19	$12.69	$18.08	$18.71		$17.86

Investment Activities:
Net Investment Income/(Loss)	0.15	0.15	0.10	0.01		0.20
Net Realized and Unrealized Gains/(Losses) on Investments	(0.97)	1.46	1.32	(0.14)		0.96

Total from Investment Activities	(0.82)	1.61	1.42	(0.13)		1.16

Distributions to Shareholders From:
Net Investment Income	(0.17)	(0.11)	—	(0.24)		(0.22)
Net Realized Gains	(0.21)	—	(6.81)	(0.26)		(0.09)

Total Dividends	(0.38)	(0.11)	(6.81)	(0.50)		(0.31)

Net Asset Value, End of Period	$12.99	$14.19	$12.69	$18.08		$18.71

Total Return(a)	(5.91)%	12.69%	9.32%	(0.67)%		6.53%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$972,134	$1,204,197	$1,194,169	$1,257,794		$1,439,548
Net Investment Income/(Loss)	0.84%	1.02%	0.75%	(0.07)%		1.09%
Expenses Before Reductions*(b)	0.07%	0.07%	0.07%	0.07%		0.07%
Expenses Net of Reductions*	0.07%	0.07%	0.07%	0.07%		0.07%
Portfolio Turnover Rate	7%	2%	2%	114	%(c)	7%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)

Effective April 27, 2015, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2015 as compared to prior year.

See accompanying notes to the financial statements.

7

AZL DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL DFA Multi-Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for

8

AZL DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2018

financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$(9,184,174)
From net realized gains	—

Change in net assets resulting from distributions to shareholders	$(9,184,174)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” At December 31, 2018, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL DFA Multi-Strategy Fund	0.05%	0.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2018, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2018, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2018 is as follows:

	Fair Value 12/31/17	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value 12/31/18	Shares as of 12/31/2018	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL DFA Emerging Markets Core Equity Fund	$63,140,016	$1,462,443	$(54,106,102)	$(2,416,328)	$(8,080,029)	$—	—	$1,231,676	$—
AZL DFA Five-Year Global Fixed Income Fund	472,920,612	3,417,312	(65,824,867)	(266,478)	2,586,898	412,833,477	41,037,125	2,476,641	—
AZL DFA International Core Equity Fund	87,201,630	49,986,259	(7,495,909)	977,700	(19,629,391)	111,040,289	12,069,597	1,429,515	409,915
AZL DFA U.S. Core Equity Fund	459,210,202	17,922,702	(78,016,835)	19,403,934	(61,105,900)	357,414,103	31,573,684	4,496,441	11,865,448
AZL DFA U.S. Small Cap Fund	122,556,147	6,285,394	(19,188,440)	4,292,746	(23,103,444)	90,842,403	8,914,858	580,589	5,704,808

	$1,205,028,607	$79,074,110	$(224,632,153)	$21,991,574	$(109,331,866)	$972,130,272	93,595,264	$10,214,862	$17,980,171

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

9

AZL DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2018

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $10,346 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Companies	$972,130,272	$—	$—	$972,130,272

Total Investments	$972,130,272	$—	$—	$972,130,272

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA Multi-Strategy Fund	$79,074,110	$224,632,153

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default. During the year ended December 31, 2018, the Fund did not directly invest in derivatives.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

10

AZL DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2018

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $940,318,035. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$40,066,167
Unrealized (depreciation)	(8,253,930)

Net unrealized appreciation/(depreciation)	$31,812,237

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA Multi-Strategy Fund	$13,032,287	$15,955,167	$28,987,454

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA Multi-Strategy Fund	$9,184,174	$—	$9,184,174

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL DFA Multi-Strategy Fund	$10,447,503	$38,926,094	$—	$31,812,237	$81,185,834

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 90% of the Fund. As of December 31, 2018, the Fund had a controlling interest (in excess of 50%) in the AZL DFA Five-Year Global Fixed Income Fund, AZL DFA U.S. Core Equity Fund, and AZL DFA U.S. Small Cap Fund, which are affiliated with the Investment Adviser.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL DFA Multi-Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA Multi-Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

12

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 49.70% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $15,955,166.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Management Agreement was approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

15

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds that have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2018 was available, one was in the top 40%, three were in the middle 20%, and one was in the bottom 40%. Only one of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2018, for the eight Funds for which three-year performance information was available, four Funds were in the top 40%, three Funds were in the middle 20%, and one Fund was in the bottom 40%. For the 12 Funds for which one-year performance information was available, for the one-year period ended June 30, 2018, seven Funds were in the top 40%, three Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the six Funds for which five-year performance information was available, for the five-year period ended June 30, 2018, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which three-year performance information was available, for the three-year period ended June 30, 2018, five Funds were in the top 40%, two Funds were in the middle 20%, and one was in the bottom 40%. For the 10 Funds for which one-year performance was available, for the one-year period ended June 30, 2018, six Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 48th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 8th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 11th percentile. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 10th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Dynamic Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Dynamic Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2018, were approximately $11.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.6 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the same effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

16

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

17

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

18

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® MVP Balanced Index Strategy Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Balanced Index Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Balanced Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® MVP Balanced Index Strategy Fund (the “Fund”) returned -4.44%. That compared to a -4.38%, 0.01% and a -1.81% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index2, the S&P 600 Index3, and the MSCI EAFE Index4, which represents shares of large companies in developed foreign markets. The fixed-income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds that of the Bloomberg Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund allocates 40% to 60% of its assets to the underlying equity index funds and between 40% and 60% to the underlying bond index fund. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

U.S. large-cap stocks fell 4.38% during the 12-month period. These stocks rose during the first three quarters due in part to strong economic data and positive earnings growth, and despite a volatile first quarter. However, volatility returned in the fourth quarter due to investor concerns over the Federal Reserve Board’s (the Fed) continued interest rate hikes, along with political and economic uncertainty, and contentious global trade negotiations. Mid- and small-cap stocks also performed poorly for the year: The S&P 400 Index generated a -11.08% return while the S&P 600 Index returned -8.48%. Growth stocks outperformed value stocks during the first three quarters, but that trend reversed in the fourth quarter.

International developed markets, as measured by the MSCI EAFE Index (Net), underperformed U.S. equities, posting a -13.79% return for the year. However, international developed markets outpaced U.S. equities during the volatile fourth quarter.

The U.S. bond market ended the year nearly flat, with the Bloomberg Barclays U.S. Aggregate Bond Index gaining 0.01%. Despite the relative neutral return, there was a lot of activity in the fixed income market over the course of the year. The Fed hiked interest rates four times during the 12-month period. Treasury yields rose during the first three quarters before the yield curve flattened in the fourth quarter. The intermediate part of the curve inverted as a result. Investment-grade corporate spreads widened sharply during the year, as investors became more risk averse, especially during the fourth quarter.

The Fund, which invests in both U.S. and international markets, underperformed its composite benchmark in 2018. The Fund’s strategic allocation to international equities weighed on relative results as U.S. equities outperformed international equities during the period. A strategic allocation to U.S mid- and small-cap equities also hurt performance as these underperformed U.S. large-cap equities during the year.*

Within the Fund’s fixed income holdings, an overweight allocation to corporate bonds hurt relative performance. The Fund modestly lagged its fixed income benchmark during the period as a result.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review. The MVP risk management process generally maintained a neutral equity allocation for most of the year relative to its target. However, as market volatility increased at the very end of the year, and after stocks had already declined significantly, the MVP risk management process reduced equity exposure. During the short period remaining in the year, this reduced equity exposure detracted from relative performance as stocks rallied in the final days of the period.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]

The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition.

[3]

The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[4]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

The indexes defined above are unmanaged. Investors cannot invest directly in an index.

1

AZL® MVP Balanced Index Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Index Strategy Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near future, which may increase the Fund’s exposure to risks related to rising rates.

The performance of the Fund is expected to be lower than that of the Indexes because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	1 Year	3 Year	5 Year	Since Inception (1/10/12)
AZL® MVP Balanced Index Strategy Fund	-4.44%	4.31%	3.74%	5.65%
S&P 500 Index	-4.38%	9.26%	8.49%	12.30%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.52%	2.12%
Balanced Composite Index	-1.81%	5.80%	5.63%	7.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP Balanced Index Strategy Fund	0.71%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.20% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses, the Fund’s gross expense ratio would be 0.71%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (50%) S&P 500 and (50%) Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Balanced Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Balanced Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MVP Balanced Index Strategy Fund	$1,000.00	$956.30	$0.69	0.13%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MVP Balanced Index Strategy Fund	$1,000.00	$1,024.50	$0.71	0.13%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Fixed Income Funds	50.6%

Domestic Equity Funds	32.5

International Equity Funds	12.0

Total Investment Securities	95.1

Net other assets (liabilities)	4.9

Net Assets	100.0%

3

AZL MVP Balanced Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Affiliated Investment Companies (95.1%):
Domestic Equity Funds (32.5%):
1,071,281	AZL Mid Cap Index Fund, Class 2	$20,365,050
4,602,320	AZL S&P 500 Index Fund, Class 2	67,239,890
857,144	AZL Small Cap Stock Index Fund, Class 2	10,431,439

		98,036,379

Fixed Income Funds (50.6%):
14,431,988	AZL Enhanced Bond Index Fund	152,834,757

Shares		Fair Value
Affiliated Investment Companies, continued
International Equity Funds (12.0%):
2,545,924	AZL International Index Fund, Class 2	$36,279,424

Total Affiliated Investment Companies (Cost $278,014,348)		287,150,560

Total Investment Securities (Cost $278,014,348) —95.1%(a)		287,150,560
Net other assets (liabilities) — 4.9%		14,783,296

Net Assets — 100.0%		$301,933,856

Percentages indicated are based on net assets as of December 31, 2018.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $14,918,925 has been segregated to cover margin requirements for the following open contracts as of December 31, 2018:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/15/19	27	$3,382,020	$(23,033)
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/20/19	61	7,442,951	174,553

				$151,520

See accompanying notes to the financial statements.

4

AZL MVP Balanced Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in affiliates, at cost	$278,014,348

Investments in affiliates, at value	287,150,560
Cash	18,272
Segregated cash for collateral	14,918,925
Interest and dividends receivable	26,049
Prepaid expenses	3,729

Total Assets	302,117,535

Liabilities:
Payable for affiliated investments purchased	18,272
Payable for capital shares redeemed	123,005
Payable for variation margin on futures contracts	314
Manager fees payable	25,900
Administration fees payable	4,485
Custodian fees payable	354
Administrative and compliance services fees payable	1,023
Transfer agent fees payable	430
Trustee fees payable	392
Other accrued liabilities	9,504

Total Liabilities	183,679

Net Assets	$301,933,856

Net Assets Consist of:
Paid in capital	$283,093,947
Total distributable earnings	18,839,909

Net Assets	$301,933,856

Shares of beneficial interest (unlimited number of shares authorized, no par value)	24,403,592
Net Asset Value (offering and redemption price per share)	$12.37

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends from affiliates	$5,889,575
Interest	274,865
Dividends from non-affiliates	912

Total Investment Income	6,165,352

Expenses:
Manager fees	321,254
Administration fees	53,340
Custodian fees	3,411
Administrative and compliance services fees	5,258
Transfer agent fees	5,392
Trustee fees	16,415
Professional fees	13,663
Shareholder reports	8,112
Other expenses	2,627

Total expenses	429,472

Net Investment Income/(Loss)	5,735,880

Net realized and Change in net unrealized gains/losses on investments
Net realized gains/(losses) on affiliated underlying funds	1,552,800
Net realized gains distributions from affiliated underlying funds	5,837,763
Net realized gains/(losses) on futures contracts	(808,905)
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(26,405,491)
Change in net unrealized appreciation/depreciation on futures contracts	64,692

Net realized and Change in net unrealized gains/losses on investments	(19,759,141)

Change in Net Assets Resulting From Operations	$(14,023,261)

See accompanying notes to the financial statements.

5

AZL MVP Balanced Index Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$5,735,880	$2,278,329
Net realized gains/(losses) on investments	6,581,658	7,645,879
Change in unrealized appreciation/depreciation on investments	(26,340,799)	24,224,785

Change in net assets resulting from operations	(14,023,261)	34,148,993

Distributions to Shareholders:(a)
Distributions	(10,275,883)	(17,870,513)

Change in net assets resulting from distributions to shareholders	(10,275,883)	(17,870,513)

Capital Transactions:
Proceeds from shares issued	21,031,895	21,993,018
Proceeds from dividends reinvested	10,275,883	17,870,513
Value of shares redeemed	(27,305,408)	(46,656,347)

Change in net assets resulting from capital transactions	4,002,370	(6,792,816)

Change in net assets	(20,296,774)	9,485,664
Net Assets:(a)
Beginning of period	322,230,630	312,744,966

End of period	$301,933,856	$322,230,630

Share Transactions:
Shares issued	1,574,251	1,662,006
Dividends reinvested	798,437	1,378,898
Shares redeemed	(2,053,669)	(3,503,941)

Change in shares	319,019	(463,037)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

AZL MVP Balanced Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$13.38	$12.74	$12.30	$12.56	$12.03

Investment Activities:
Net Investment Income/(Loss)	0.24	0.11	0.17	0.22	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	(0.82)	1.32	0.64	(0.25)	0.65

Total from Investment Activities	(0.58)	1.43	0.81	(0.03)	0.73

Distributions to Shareholders From:
Net Investment Income	(0.11)	(0.26)	(0.28)	(0.10)	(0.12)
Net Realized Gains	(0.32)	(0.53)	(0.09)	(0.13)	(0.08)

Total Dividends	(0.43)	(0.79)	(0.37)	(0.23)	(0.20)

Net Asset Value, End of Period	$12.37	$13.38	$12.74	$12.30	$12.56

Total Return(a)	(4.44)%	11.40%	6.61%	(0.22)%	6.09%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$301,934	$322,231	$312,745	$255,129	$208,618
Net Investment Income/(Loss)	1.79%	0.72%	1.69%	2.08%	0.97%
Expenses Before Reductions*(b)	0.13%	0.13%	0.14%	0.14%	0.15%
Expenses Net of Reductions*	0.13%	0.13%	0.14%	0.14%	0.15%
Portfolio Turnover Rate	7%	9%	11%	5%	6%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Balanced Index Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments,

8

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2018, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for these contracts was $15.6 million for the year ended December 31, 2018. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$23,033

Interest Rate Risk

Interest Rate Contracts	Receivable for variation margin on futures contracts	174,553	Payable for variation margin on futures contracts	—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/Change net in unrealized appreciation/depreciation on futures contracts	$(808,905)	$(153,052)

Interest Rate Risk

Interest Rate Contracts	Net realized gains/(losses) on futures contracts/Change net in unrealized appreciation/depreciation on futures contracts	—	217,744

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$(5,886,420)
From net realized gains	(11,984,093)

Change in net assets resulting from distributions to shareholders	$(17,870,513)

9

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL MVP Balanced Index Strategy Fund	0.10%	0.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2018, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2018, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2018 is as follows:

	Fair Value 12/31/17	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value 12/31/18	Shares as of 12/31/2018	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL Enhanced Bond Index Fund	$153,072,168	$13,482,355	$(9,436,074)	$(534,660)	$(3,749,032)	$152,834,757	14,431,988	$3,345,618	$—
AZL International Index Fund, Class 2	40,510,932	4,902,628	(1,720,518)	136,455	(7,550,073)	36,279,424	2,545,924	1,081,480	527,822
AZL Mid Cap Index Fund, Class 2	24,205,200	2,175,127	(1,485,286)	149,885	(4,679,876)	20,365,050	1,071,281	216,610	1,787,981
AZL S&P 500 Index Fund, Class 2	75,637,309	6,304,565	(8,201,357)	1,551,769	(8,052,396)	67,239,890	4,602,320	1,137,531	2,390,505
AZL Small Cap Stock Index Fund, Class 2	12,940,281	1,239,793	(1,623,872)	249,351	(2,374,114)	10,431,439	857,144	108,336	1,131,455

	$306,365,890	$28,104,468	$(22,467,107)	$1,552,800	$(26,405,491)	$287,150,560	23,508,657	$5,889,575	$5,837,763

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $2,917 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

10

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Company	$287,150,560	$—	$—	$287,150,560

Total Investment Securities	287,150,560	—	—	287,150,560

Other Financial Instruments:*
Futures Contracts	151,520	—	—	151,520

Total Investments	$287,302,080	$—	$—	$287,302,080

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MVP Balanced Index Strategy Fund	$28,104,468	$22,467,107

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $280,768,545. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$10,732,563
Unrealized (depreciation)	(4,350,548)

Net unrealized appreciation/(depreciation)	$6,382,015

11

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Balanced Index Strategy Fund	$3,233,566	$7,042,317	$10,275,883

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Balanced Index Strategy Fund	$6,083,704	$11,786,809	$17,870,513

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MVP Balanced Index Strategy Fund	$6,684,897	$5,804,805	$—	$6,382,015	$18,871,717

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 85% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL MVP Balanced Index Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MVP Balanced Index Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 23.77% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $617,833.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $7,042,317.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Management Agreement was approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

16

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds that have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2018 was available, one was in the top 40%, three were in the middle 20%, and one was in the bottom 40%. Only one of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2018, for the eight Funds for which three-year performance information was available, four Funds were in the top 40%, three Funds were in the middle 20%, and one Fund was in the bottom 40%. For the 12 Funds for which one-year performance information was available, for the one-year period ended June 30, 2018, seven Funds were in the top 40%, three Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the six Funds for which five-year performance information was available, for the five-year period ended June 30, 2018, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which three-year performance information was available, for the three-year period ended June 30, 2018, five Funds were in the top 40%, two Funds were in the middle 20%, and one was in the bottom 40%. For the 10 Funds for which one-year performance was available, for the one-year period ended June 30, 2018, six Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 48th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 8th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 11th percentile. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 10th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Dynamic Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Dynamic Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2018, were approximately $11.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.6 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the same effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.
Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® MVP BlackRock Global Strategy Plus Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Consolidated Expense Examples and Portfolio Composition

Consolidated Schedule of Portfolio Investments

Consolidated Statement of Assets and Liabilities

Consolidated Statement of Operations

Consolidated Statements of Changes in Net Assets

Consolidated Financial Highlights

Notes to the Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP BlackRock Global Strategy Plus Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP BlackRock Global Strategy Plus Fund.

What factors affected the Fund’s performance for the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® MVP BlackRock Global Strategy Plus Fund (the “Fund”) returned -5.77%. That compared to a -8.77%, -4.38%, -13.81%, 1.46%, -1.82% and a -3.71% total return for its benchmarks, the FTSE World Index1, the S&P 500 Index1, the FTSE World ex U.S. Index1, the ICE BofA Merrill Lynch 5-Year U.S. Treasury Bond Index1, the FTSE (Non-USD) World Government Bond Index1, and the Balanced Reference Benchmark1, respectively.

The Fund is a fund of funds that invests primarily in a combination of three underlying mutual funds (the “Underlying Funds”), which are managed by the Manager. The Fund is designed to provide a diversified portfolio consisting of Underlying Funds in equity and fixed income asset classes, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

U.S. equity markets declined for the year, though they generally outperformed international equities for the 12-month period. The S&P 500 Index returned -4.38%, while the FTSE World Ex U.S. Index returned -13.81% (in US dollar terms). Overall, equities suffered from investors’ concerns about slowing global growth, trade protectionism and geopolitical uncertainty, particularly in the U.K. and Italy. Positive corporate earnings reports and healthy macroeconomic data, including low unemployment, helped U.S. equities outperform their overseas counterparts.

Though markets had a strong start to the year, volatility quickly reared its head, first in equities and then in the investment-grade and emerging market bond sectors. In fixed-income markets, yields rose as the Federal Reserve Board pursued its schedule of four interest rate increases over the course of 2018. The European Central Bank left interest rates unchanged throughout the year and signaled the end of its quantitative easing program.

In the fourth quarter, yields initially reached a seven-year high before tightening financial conditions and a shift in tone from the Federal Open Market Committee caused yields to fall. Investors’ appetite for risk declined at the end of the period, leading to a strong sell-off in stocks.

The Fund underperformed its Balanced Reference Benchmark for the 12-month period under review. Within the Fund’s active equity holdings, a higher-than-benchmark exposure to Japanese stocks dragged on relative performance, as did an underweight to U.S. equities. From a sector perspective, an above-benchmark allocation to European financials dragged on returns, as did stock selection within the technology, healthcare, consumer discretionary, materials and real estate sectors.*

The Fund’s exposure to passive strategies through the AZL MSCI Global Equity Index Fund and the AZL Enhanced Bond Index Fund was a detractor from relative returns compared to the Balanced Reference Benchmark.*

An underweight allocation to fixed income had a broadly negative impact on relative results. Within the active fixed income component, the Fund’s above-benchmark exposure to U.S. duration and an overweight exposure to select emerging market government bonds also detracted. Exposure to commodity-related securities and the Fund’s currency management, particularly exposure to the Indian rupee, dragged on relative results as well.*

Within the active equity component, an above-benchmark exposure to India added to results, as it was one of the few Asian emerging markets to post a positive return for the year. From a sector perspective, an overweight allocation to the healthcare and technology sectors, along with underweight allocations to the consumer staples, financials and industrials sectors benefited relative returns. Stock selection within the utilities and industrials sectors also contributed. From a cash management perspective, the Fund’s underweight exposure to the euro and overweight exposure to the U.S. dollar also added to relative results.*

The underlying Funds use derivatives, which may include options, futures, swaps and forward contracts, both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets.*

During the period, the Fund’s use of derivatives detracted from the Fund’s performance.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review. The MVP risk management process generally maintained a neutral equity allocation for most of the year relative to its target. As market volatility increased during February and March, the MVP risk management process reduced equity exposure. Overall, the MVP process had a moderately positive effect on performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

AZL® MVP BlackRock Global Strategy Plus Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek high total investment return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in a combination of Underlying Funds, which are managed by the manager, combined with the MVP risk management process.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price savings or to adverse developments in certain sectors of the market.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near future, which may increase the Fund’s exposure to risks related to rising rates.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	1 Year	3 Year	5 Year	Since Inception (1/10/12)
AZL® MVP BlackRock Global Strategy Plus Fund	-5.77%	2.79%	1.77%	4.16%
FTSE World Index	-8.77%	7.14%	4.91%	8.91%
S&P 500 Index	-4.38%	9.26%	8.49%	12.30%
FTSE World ex U.S. Index	-13.81%	4.57%	1.08%	5.29%
ICE BofA Merrill Lynch 5-Year U.S. Treasury Bond Index	1.46%	0.91%	1.42%	1.00%
FTSE (Non-USD) World Government Bond Index	-1.82%	3.32%	0.28%	-0.13%
Balanced Reference Benchmark	-3.71%	4.86%	3.44%	5.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP BlackRock Global Strategy Plus Fund	1.02%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expenses, acquired fund fees and expenses and consolidated expenses) to 0.15% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.71%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the FTSE World Index, which is a market-capitalization weighted index representing the performance of the large- and mid-capitalization stocks from the FTSE Global Equity Index Series and covers 90-95% of the investable market capitalization. The S&P 500 is representative of 500 selected common stocks, most of which, are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The FTSE World ex U.S. Index is part of a range of indexes designed to help U.S. investors benchmark their international investments. The index is comprised of (84%) large- and (16%) mid-cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the U.S. The index is derived from the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization. The ICE BofA Merrill Lynch 5-Year U.S. Treasury Bond Index is designed to track the total return of the current coupon 5-Year U.S. Treasury bond. The FTSE (Non-USD) World Government Bond Index is a market capitalization-weighted index that tracks 10 government bond indexes, excluding the U.S. The Balanced Reference Benchmark is comprised of (30%) S&P 500; (20%) FTSE World ex U.S. Index; (30%) ICE BofA Merrill Lynch 5-Year U.S. Treasury Bond; and (20%) FTSE (Non-USD) World Government Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

AZL MVP BlackRock Global Strategy Plus Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP BlackRock Global Strategy Plus Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MVP BlackRock Global Strategy Plus Fund	$1,000.00	$955.20	$3.35	0.68%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MVP BlackRock Global Strategy Plus Fund	$1,000.00	$1,021.78	$3.47	0.68%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Common Stocks	29.3%

Fixed Income Funds	28.6

International Equity Funds	16.4

U.S. Treasury Obligations	14.1

Foreign Bonds	2.2

Corporate Bonds	1.8

Short-Term Securities Held as Collateral for Securities on Loan	1.5

Yankee Dollars	0.9

Exchange Traded Funds	0.6

Money Markets	0.3

Convertible Preferred Stocks	0.2

Preferred Stocks	0.3

Purchased Options	0.1

Convertible Bonds	0.1

Bank Loans	0.1

Private Placements	0.1

Purchased Currency Options	—	^

Purchased Swaptions	—	^

Total Investment Securities	96.6

Net other assets (liabilities)	3.4

Net Assets	100.0%

^	Represents less than 0.05%.

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

United States	80.0%

Japan	4.9

United Kingdom	1.6

France	1.4

Germany	1.1

Canada	0.8

China	0.7

Netherlands	0.6

India	0.6

Switzerland	0.6

All other countries	4.3

Total Investment Securities	96.6

Net other assets (liabilities)	3.4

Net Assets	100.0%

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks (29.3%):
Aerospace & Defense (0.6%):
384	Boeing Co. (The)(a)	$123,840
426	Dassault Aviation SA(a)	589,803
77	Northrop Grumman Corp.(a)	18,857
4,798	Raytheon Co.(a)	735,773
12,478	Safran SA(a)	1,498,904
10,830	United Technologies Corp.(a)	1,153,179

		4,120,356

Air Freight & Logistics (0.0%)†:
1,268	C.H. Robinson Worldwide, Inc.^(a)	106,626

Airlines (0.7%):
533	American Airlines Group, Inc.^(a)	17,115
48,224	Azul SA, ADR*(a)	1,335,322
659	Delta Air Lines, Inc.(a)	32,884
57,000	Japan Airlines Co., Ltd.(a)	2,019,164
4,199	Turk Hava Yollari Anonim Ortakligi*(a)	12,788
15,206	United Continental Holdings, Inc.*(a)	1,273,198

		4,690,471

Auto Components (0.5%):
48,683	Cheng Shin Rubber Industry Co., Ltd.(a)	64,309
328	Compagnie Generale des Establissements Michelin SCA, Class B(a)	32,425
37,700	Denso Corp.(a)	1,673,357
2,500	Exedy Corp.(a)	61,070
21,400	Koito Manufacturing Co., Ltd.(a)	1,091,819
141	Lear Corp.(a)	17,323
2,300	Stanley Electric Co., Ltd.(a)	64,151
20,400	Toyota Industries Corp.(a)	938,846

		3,943,300

Automobiles (0.6%):
1,500	BAIC Motor Corp., Ltd., Class H(a)	793
6,000	Dongfeng Motor Corp., Class H(a)	5,407
74,300	Fuji Heavy Industries, Ltd.(a)	1,586,353
817	General Motors Co.(a)	27,329
10,800	Guangzhou Automobile Group Co., Ltd.(a)	10,673
2,973	Hero MotoCorp, Ltd.(a)	132,008
4,100	Maruti Suzuki India, Ltd.(a)	437,290
35,900	Suzuki Motor Corp.(a)	1,816,807

		4,016,660

Banks (1.5%):
27,240	ABN AMRO Group NV(a)	637,964
23,000	Agricultural Bank of China, Ltd., Class A(a)	10,022
9,649	Banco Bilbao Vizcaya Argentaria SA(a)	50,892
2,022	Banco do Brasil SA(a)	24,257
573	Banco Santander Brasil SA(a)	6,314
56,040	Bank of America Corp.(a)	1,380,826
7,000	Bank of China, Ltd.(a)	3,008
12,891	Barclays plc(a)	24,724
28,000	China Citic Bank Co., Ltd.(a)	16,959
11,000	China Construction Bank(a)	9,019
20,916	Citigroup, Inc.(a)	1,088,887
888	Danske Bank A/S(a)	17,598
1,416	Fifth Third Bancorp(a)	33,318
287	Grupo Financiero Banorte SAB de C.V.(a)	1,401
826	Hana Financial Holdings Group, Inc.(a)	26,807
161,303	HSBC Holdings plc(a)	1,323,510

Shares		Fair Value
Common Stocks, continued
Banks, continued
72,000	Industrial & Commercial Bank of China, Class H(a)	$51,101
1,329	Industrial Bank of Korea (IBK)(a)	16,735
13,344	JPMorgan Chase & Co.(a)	1,302,641
322	KB Financial Group, Inc.(a)	13,442
1,600	Mitsubishi UFJ Financial Group, Inc.(a)	7,891
72,800	PT Bank Central Asia Tbk(a)	131,651
1,341	Shinhan Financial Group Co., Ltd.(a)	47,591
1,639	Societe Generale(a)	52,029
91,540	State Bank of India*(a)	386,839
21,541	SunTrust Banks, Inc.(a)	1,086,528
60	Taiwan Cooperative Financial Holding Co., Ltd.(a)	34
3,328	Turkiye Is Bankasi AS, Class C(a)	2,857
811	U.S. Bancorp(a)	37,063
548	Unicredit SpA(a)	6,216
6,300	United Overseas Bank, Ltd.(a)	112,949
66,352	Wells Fargo & Co.(a)	3,057,500
1,133	Woori Bank(a)	15,841

		10,984,414

Beverages (0.3%):
13,018	Anheuser-Busch InBev NV(a)	861,443
546	Carlsberg A/S, Class B(a)	58,100
4,000	China Resources Enterprises, Ltd.(a)	13,861
103	Constellation Brands, Inc., Class C(a)	16,564
10,300	Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A(a)	141,948
5,900	Kweichow Moutai Co., Ltd.(a)	506,531
25,900	Luzhou Laojiao Co., Ltd.(a)	153,230
1,583	PepsiCo, Inc.(a)	174,890
2,000	Tsingtao Brewery Co., Ltd., Class H(a)	8,086
19,400	Wuliangye Yibin Co., Ltd.(a)	143,626

		2,078,279

Biotechnology (0.4%):
1,367	AbbVie, Inc.(a)	126,024
645	Amgen, Inc.(a)	125,562
2,955	Biogen Idec, Inc.*(a)	889,219
255	Celgene Corp.*(a)	16,343
27,177	Gilead Sciences, Inc.(a)	1,699,921

		2,857,069

Building Products (0.1%):
1,034	Compagnie de Saint-Gobain SA(a)	34,412
5,500	Daikin Industries, Ltd.(a)	578,850
1,887	Fortune Brands Home & Security, Inc.^(a)	71,687
6,303	Masco Corp.(a)	184,300
4,100	Nichias Corp.(a)	70,839

		940,088

Capital Markets (0.4%):
598	Ameriprise Financial, Inc.(a)	62,413
631	Bank of New York Mellon Corp. (The)(a)	29,701
36,300	Charles Schwab Corp. (The)(a)	1,507,539
480	Goldman Sachs Group, Inc. (The)(a)	80,184
37,741	Morgan Stanley(a)	1,496,431
229	State Street Corp.(a)	14,443

		3,190,711

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Chemicals (1.4%):
15,826	Air Products & Chemicals, Inc.(a)	$2,532,951
40,800	Asahi Kasei Corp.(a)	416,344
14,500	Daicel Chemical Industries, Ltd.(a)	149,027
30,322	DowDuPont, Inc.(a)	1,621,621
1,971	Evonik Industries AG(a)	49,222
33,000	Formosa Chemicals & Fibre Corp.(a)	111,810
37,000	Formosa Plastics Corp.(a)	120,597
5,200	Hitachi Chemical Co., Ltd.(a)	77,673
893	Huntsman Corp.(a)	17,226
5,400	Kuraray Co., Ltd.(a)	75,769
582	LG Chem, Ltd.(a)	180,269
5	Lotte Chemical Corp.(a)	1,238
47,000	Nan Ya Plastics Corp.(a)	115,409
28,100	Nitto Denko Corp.(a)	1,403,172
713	Nutrien, Ltd.(a)	33,493
73,900	PTT Global Chemical Public Co., Ltd.(a)	161,485
17,300	Shin-Etsu Chemical Co., Ltd.(a)	1,332,989
54,000	Sinopec Shanghai Petrochemical Co., Ltd., Class H(a)	23,495
5,000	Sumitomo Chemical Co., Ltd.(a)	24,455
11,500	Toagosei Co., Ltd.(a)	127,779
86,300	Toray Industries, Inc.(a)	603,048
30,400	Ube Industries, Ltd.(a)	612,752

		9,791,824

Commercial Services & Supplies (0.0%)†:
6,229	Country Garden Services Holdings Co., Ltd.*(a)	9,804
191	Waste Management, Inc.(a)	16,997

		26,801

Communications Equipment (0.0%)†:
2,693	Cisco Systems, Inc.(a)	116,688
5,878	Nokia OYJ(a)	33,958
4,265	Telefonaktiebolaget LM Ericsson, Class B(a)	37,613

		188,259

Construction & Engineering (0.1%):
1,000	China Communications Construction Co., Ltd.(a)	939
3,077	Eiffage SA(a)	257,389
700	Kajima Corp.(a)	9,385
14,400	Kinden Corp.(a)	231,668
1,900	Kyudenko Corp.(a)	71,503
3,700	Maeda Road Construction Co., Ltd.(a)	76,243
3,400	Nippo Corp.(a)	65,044
4,300	Okumura Corp.(a)	124,584
100	TAISEI Corp.(a)	4,252
18,400	Toda Corp.(a)	113,854

		954,861

Construction Materials (0.0%)†:
3,500	Anhui Conch Cement Co., Ltd., Class H(a)	16,795
14,576	Cemex SAB de C.V.*(a)	7,048
8,000	China National Buildings Material Co., Ltd.(a)	5,420
32,000	China Resources Cement Holdings, Ltd.(a)	28,447
11,000	Siam Cement PCL(a)	147,168

		204,878

Consumer Finance (0.0%)†:
694	Ally Financial, Inc.(a)	15,726
301	Capital One Financial Corp.(a)	22,753
490	Discover Financial Services(a)	28,900

		67,379

Shares		Fair Value
Common Stocks, continued
Containers & Packaging (0.0%)†:
331	Packaging Corp. of America(a)	$27,625

Distributors (0.0%)†:
3,700	Canon Marketing Japan, Inc.(a)	65,430

Diversified Consumer Services (0.0%)†:
275	New Oriental Education & Technology Group, Inc., ADR*(a)	15,073

Diversified Financial Services (0.0%)†:
1,130	Berkshire Hathaway, Inc., Class B*(a)	230,723
126,000	Fubon Financial Holdings Co., Ltd.(a)	192,102

		422,825

Diversified Telecommunication Services (0.6%):
11,075	AT&T, Inc.(a)	316,081
48,548	Cellnex Telecom SAU(a)	1,239,996
244,000	Chunghwa Telecom Co., Ltd.(a)	896,151
81,000	HKT Trust & HKT, Ltd.(a)	116,631
2,700	Nippon Telegraph & Telephone Corp.(a)	109,948
62,300	Singapore Telecommunications, Ltd.(a)	133,667
576,422	Telecom Italia SpA*(a)	319,283
28,134	Telecom Italia RNC(a)	13,446
426	Telstra Corp., Ltd.(a)	855
24,657	Verizon Communications, Inc.(a)	1,386,216

		4,532,274

Electric Utilities (0.7%):
6,710	CEZ(a)	160,183
21,500	CK Infrastructure Holdings, Ltd.(a)	162,300
17,000	CLP Holdings, Ltd.(a)	191,648
161,458	Enel SpA(a)	931,336
910	Exelon Corp.(a)	41,041
6,500	Hongkong Electric Holdings, Ltd.(a)	45,130
17,110	NextEra Energy, Inc.(a)	2,974,060
739	PG&E Corp.*(a)	17,551
1,236	Scottish & Southern Energy plc(a)	16,991
374	Xcel Energy, Inc.(a)	18,427

		4,558,667

Electrical Equipment (0.2%):
768	Eaton Corp. plc(a)	52,731
4,900	GS Yuasa Corp.(a)	99,595
3,900	Mabuchi Motor Co., Ltd.(a)	119,227
124,600	Mitsubishi Electric Corp.(a)	1,366,165
382	Rockwell Automation, Inc.^(a)	57,483

		1,695,201

Electronic Equipment, Instruments & Components (0.2%):
2,108	ALPS Electric Co., Ltd.(a)	40,719
1,487	Corning, Inc.(a)	44,922
2,100	Hitachi, Ltd.(a)	55,829
62,320	Hon Hai Precision Industry Co., Ltd.(a)	143,847
7,100	Japan Aviation Electronics Industry, Ltd.(a)	81,469
300	Keyence Corp.(a)	151,215
9,300	Murata Manufacturing Co., Ltd.(a)	1,281,600
10	Samsung Electro-Mechanics Co., Ltd., Series L(a)	935
1,000	Yageo Corp.(a)	10,212

		1,810,748

Energy Equipment & Services (0.0%)†:
492	Helmerich & Payne, Inc.(a)	23,586
8,746	Schlumberger, Ltd.(a)	315,556

		339,142

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Entertainment (0.1%):
282	Ncsoft Corp.(a)	$118,161
300	Nexon Co., Ltd.*(a)	3,833
394	Walt Disney Co. (The)(a)	43,202
193,901	Zynga, Inc.*(a)	762,031

		927,227

Equity Real Estate Investment Trusts (0.2%):
585	American Tower Corp.(a)	92,541
9,597	Equity Residential Property Trust(a)	633,499
17,500	Link REIT (The)(a)	176,247
5,388	Stockland Trust Group(a)	13,364
3,292	Unibail-Rodamco-Westfield(a)	508,442
512	Vornado Realty Trust(a)	31,759
1,363	Weyerhaeuser Co.(a)	29,795

		1,485,647

Food & Staples Retailing (0.0%)†:
400	Aeon Co., Ltd.(a)	7,873
483	Coles Group, Ltd.*(a)	3,993
175	Costco Wholesale Corp.(a)	35,649
96	E-Mart Co., Ltd.(a)	15,659
6,789	Jeronimo Martins SGPS SA(a)	80,366
879	Koninklijke Ahold Delhaize NV(a)	22,172
1,128	Kroger Co. (The)(a)	31,020
1,900	Seven & I Holdings Co., Ltd.(a)	82,742
354	Sysco Corp.(a)	22,182
71	Walgreens Boots Alliance, Inc.(a)	4,851
1,009	Wal-Mart Stores, Inc.(a)	93,989
1,020	Woolworths, Ltd.(a)	21,131

		421,627

Food Products (1.1%):
77,300	Ajinomoto Co., Inc.(a)	1,371,533
42,956	Angel Yeast Co., Ltd., Class A(a)	157,735
583	Conagra Brands, Inc.(a)	12,453
39,747	Danone SA(a)	2,800,964
2,762	Mondelez International, Inc., Class A(a)	110,563
40,107	Nestle SA, Registered Shares(a)	3,262,060
6,000	Tingyi (Caymen Is) Holding Corp.(a)	7,948
79,000	Uni-President Enterprises Corp.(a)	178,799
176,000	Want Want China Holdings, Ltd.(a)	122,444
56,000	WH Group, Ltd.(a)	42,704

		8,067,203

Gas Utilities (0.2%):
3,500	Beijing Enterprises Holdings, Ltd.(a)	18,446
4,000	China Resources Gas Group, Ltd.(a)	15,745
52,200	Tokyo Gas Co., Ltd.(a)	1,320,296

		1,354,487

Health Care Equipment & Supplies (0.8%):
1,352	Abbott Laboratories(a)	97,790
1,417	Baxter International, Inc.(a)	93,267
160	Edwards Lifesciences Corp.*(a)	24,507
8,444	Essilor International SA Compagnie Generale d’Optique(a)	1,066,097
19,000	HOYA Corp.(a)	1,161,483
51	Intuitive Surgical, Inc.*(a)	24,425
85,806	Koninklijke Philips Electronics NV(a)	3,023,654
1,416	Medtronic plc(a)	128,800

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
200	Olympus Co., Ltd.(a)	$6,116
784	Stryker Corp.(a)	122,892
300	Sysmex Corp.(a)	14,476

		5,763,507

Health Care Providers & Services (1.9%):
4,100	Alfresa Holdings Corp.(a)	106,087
12,669	Anthem, Inc.(a)	3,327,259
157	Cigna Corp.(a)	29,817
40,410	CVS Health Corp.(a)	2,647,663
17,460	DaVita, Inc.*(a)	898,492
36,490	Fresenius SE & Co. KGaA(a)	1,763,600
57,784	Hapvida Participacoes e Investimentos SA(a)	465,218
7,966	HCA Healthcare, Inc.(a)	991,369
102	Humana, Inc.(a)	29,221
298	McKesson Corp.(a)	32,920
4,800	Medipal Holdings Corp.(a)	103,846
39,986	NMC Health plc(a)	1,397,561
102,541	Notre Dame Intermedica Participacoes SA*(a)	769,460
1,900	Suzuken Co., Ltd.(a)	97,529
7,586	Tenet Healthcare Corp.*(a)	130,024
1,682	UnitedHealth Group, Inc.(a)	419,020

		13,209,086

Health Care Technology (0.0%)†:
96,300	Ping An Healthcare and Technology Co., Ltd.*(a)	340,248

Hotels, Restaurants & Leisure (0.6%):
85	Carnival Corp., Class A(a)	4,191
2,000	Galaxy Entertainment Group, Ltd.(a)	12,555
47,100	Genting Singapore, Ltd.(a)	33,726
750	Las Vegas Sands Corp.(a)	39,038
309	McDonald’s Corp.(a)	54,869
29,146	MGM Resorts International(a)	707,082
268	Royal Caribbean Cruises, Ltd.(a)	26,208
400	Sands China, Ltd.(a)	1,732
18,062	Sodexo SA(a)	1,847,019
19,181	Starbucks Corp.(a)	1,235,256
662	Wyndham Worldwide Corp.(a)	23,726
3,169	Yum China Holdings, Inc.(a)	106,257
589	Yum! Brands, Inc.(a)	54,141

		4,145,800

Household Durables (0.0%)†:
2,841	Berkeley Group Holdings plc (The)(a)	125,994
1,674	Coway Co., Ltd.(a)	111,071
37	LG Electronics, Inc.(a)	2,081
2,500	Panasonic Corp.(a)	22,435
800	Sony Corp.(a)	38,531

		300,112

Household Products (0.5%):
36,948	Colgate-Palmolive Co.(a)	2,199,145
17,398	Procter & Gamble Co. (The)(a)	1,599,224
600	Unicharm Corp.(a)	19,387

		3,817,756

Independent Power and Renewable Electricity Producers (0.1%):
1,736	AES Corp. (The)^(a)	25,103
13,246	NextEra Energy Partners LP^(a)	570,240

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Independent Power and Renewable Electricity Producers, continued
716	NRG Energy, Inc.(a)	$28,354
7,687	Vistra Energy Corp.*(a)	175,955

		799,652

Industrial Conglomerates (0.0%)†:
20,000	Citic, Ltd.(a)	31,200
19,000	Fosun International, Ltd.(a)	27,798
3,523	General Electric Co.(a)	26,669
3,500	Jardine Matheson Holdings, Ltd.(a)	243,698
1,300	Toshiba Corp.(a)	36,908

		366,273

Insurance (0.6%):
125	American International Group, Inc.(a)	4,926
31,074	AXA SA(a)	669,417
105,000	Cathay Financial Holding Co., Ltd.(a)	159,808
6,959	Chubb, Ltd.(a)	898,964
2,142	Hartford Financial Services Group, Inc. (The)(a)	95,212
2,671	Manulife Financial Corp.(a)	37,903
29,613	Marsh & McLennan Cos., Inc.(a)	2,361,637
1,285	MetLife, Inc.(a)	52,762
60	Muenchener Rueckversicherungs-Gesellschaft AG(a)	13,092
11,887	Old Mutual, Ltd.(a)	18,498
500	Ping An Insurance Group Co. of China, Ltd.(a)	4,391
315	Prudential Financial, Inc.(a)	25,688
286	Reinsurance Group of America, Inc.(a)	40,106
310	Swiss Re AG(a)	28,495
1,208	Travelers Cos., Inc. (The)(a)	144,658

		4,555,557

Interactive Media & Services (1.5%):
61	Alphabet, Inc., Class A*(a)	63,743
5,282	Alphabet, Inc., Class C*(a)	5,470,092
106	Baidu, Inc., ADR*(a)	16,812
17,547	Facebook, Inc., Class A*(a)	2,300,236
146	Momo, Inc., ADR*(a)	3,468
571	SINA Corp.*(a)	30,628
51,200	Tencent Holdings, Ltd.(a)	2,029,647

		9,914,626

Internet & Direct Marketing Retail (0.6%):
5,905	Alibaba Group Holding, Ltd., ADR*^(a)	809,399
2,309	Amazon.com, Inc.*(a)	3,468,049
22	Booking Holdings, Inc.*(a)	37,893
1,336	eBay, Inc.*(a)	37,502
277	Expedia, Inc.(a)	31,204
14,468	Meituan Dianping*(a)	81,384

		4,465,431

IT Services (0.3%):
440	Accenture plc, Class C(a)	62,044
89	Alliance Data Systems Corp.^(a)	13,357
148	Automatic Data Processing, Inc.(a)	19,406
709	Cognizant Technology Solutions Corp., Class A(a)	45,007
421	DXC Technology Co.(a)	22,385
8,515	FleetCor Technologies, Inc.*(a)	1,581,406
200	Fujitsu, Ltd.(a)	12,540
697	Global Payments, Inc.(a)	71,882
910	HCL Technologies, Ltd.(a)	12,548
1,482	Infosys, Ltd.(a)	14,002

Shares		Fair Value
Common Stocks, continued
IT Services, continued
645	International Business Machines Corp.(a)	$73,317
762	MasterCard, Inc., Class A(a)	143,751
609	Paychex, Inc.(a)	39,676
311	PayPal Holdings, Inc.*(a)	26,152
59	Samsung SDS Co., Ltd.(a)	10,758
601	Tata Consultancy Services, Ltd.(a)	16,308
321	VeriSign, Inc.*(a)	47,601
1,277	Visa, Inc., Class A(a)	168,487

		2,380,627

Life Sciences Tools & Services (0.0%)†:
328	Agilent Technologies, Inc.(a)	22,127
148	Illumina, Inc.*(a)	44,390
587	Thermo Fisher Scientific, Inc.(a)	131,364

		197,881

Machinery (0.4%):
467	Caterpillar, Inc.(a)	59,342
133	Cummins, Inc.(a)	17,774
11,255	Doosan Bobcat, Inc.(a)	316,921
12,254	Dover Corp.(a)	869,421
6,900	Hino Motors, Ltd.(a)	64,804
12,849	Knorr-Bremse AG*(a)	1,157,706
800	Mitsubishi Heavy Industries, Ltd.(a)	28,740
1,354	Sandvik AB(a)	19,384

		2,534,092

Media (1.6%):
10,664	Charter Communications, Inc., Class A*^(a)	3,038,920
121,174	Comcast Corp., Class A(a)(d)	4,125,975
7,600	Eutelsat Communications SA^(a)	150,276
15,329	I-Cable Communications, Ltd.*(a)	230
2,470	Liberty Broadband Corp., Class A*^(a)	177,371
10,617	Liberty Broadband Corp., Class C*^(a)	764,743
33,076	Liberty Global plc, Class A*^(a)	705,842
1,102	Liberty Global plc, Class C*(a)	22,745
8,858	Liberty SiriusXM Group, Class A*(a)	325,974
14,843	Liberty SiriusXM Group, Class C*(a)	548,894
9	Naspers, Ltd.(a)	1,792
8,800	Nippon Television Holdings, Inc.(a)	128,898
1,855	Omnicom Group, Inc.^(a)	135,860
592	Publicis Groupe SA(a)	33,876
79,479	RAI Way SpA(a)	394,410
6,400	TV Asahi Holdings Corp.(a)	114,155
50,922	Zon Multimedia Servicos de Telecommunicacoes e Multimedia SGPS SA(a)	308,163

		10,978,124

Metals & Mining (0.2%):
14,000	Angang Steel Co., Ltd.(a)	9,576
745	Anglo American plc(a)	16,467
419	BHP Billiton, Ltd.^(a)	10,107
2,100	DOWA Mining Co.(a)	62,686
445	Eregli Demir ve Celik Fabrikalari T.A.S.(a)	604
156	Goldcorp, Inc.(a)	1,528
400	JFE Holdings, Inc.(a)	6,365
1,262	JSW Steel, Ltd.(a)	5,545
54	Kumba Iron Ore, Ltd.^(a)	1,065
12,605	Newcrest Mining, Ltd.(a)	194,155

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
30,407	Newmont Mining Corp.(a)	$1,053,603
776	POSCO(a)	169,880
316	Rio Tinto, Ltd.(a)	17,474
91	Southern Copper Corp.^(a)	2,800
926	Teck Cominco, Ltd., Class B(a)	19,938
18,900	Tokyo Steel Manufacturing Co., Ltd.(a)	152,586
5,927	Wheaton Precious Metals Corp.(a)	115,717
2,700	Yamato Kogyo Co., Ltd.(a)	62,936
16,000	Zijin Mining Group Co., Ltd.(a)	6,048

		1,909,080

Multiline Retail (0.2%):
319	Dollar General Corp.(a)	34,478
17,551	Dollar Tree, Inc.*(a)	1,585,205
434	Kohl’s Corp.^(a)	28,792
378	Target Corp.(a)	24,982

		1,673,457

Multi-Utilities (0.1%):
3,288	AGL Energy, Ltd.(a)	47,566
707	CenterPoint Energy, Inc.(a)	19,959
2,153	Engie Group(a)	30,767
6,224	National Grid plc(a)	60,180
7,167	Sempra Energy^(a)	775,397

		933,869

Oil, Gas & Consumable Fuels (2.9%):
34,372	Anadarko Petroleum Corp.(a)	1,506,868
278	Canadian Natural Resources, Ltd.(a)	6,709
734	Chevron Corp.(a)	79,852
68,000	China Petroleum & Chemical Corp., Class H(a)	48,587
11,500	China Shenhua Energy Co., Ltd.(a)	25,050
31,000	CNOOC, Ltd.(a)	47,497
41,259	Coal India, Ltd.(a)	142,285
211	ConocoPhillips Co.(a)	13,156
53,535	Enbridge, Inc.(a)	1,663,310
64,488	EnCana Corp.(a)	372,741
2,027	ENI SpA(a)	31,917
49,584	Exxon Mobil Corp.(a)	3,381,134
941	Fieldwood Energy LLC*(a)(b)	35,758
3,485	Fieldwood Energy LLC*(a)(b)	132,430
26,000	Formosa Petrochemical Corp.(a)	91,483
7,090	Hindustan Petroleum Corp., Ltd.(a)	25,748
1,670	Husky Energy, Inc.(a)	17,263
716	Imperial Oil, Ltd.(a)	18,144
438	Kinder Morgan, Inc.(a)	6,736
19,348	Marathon Petroleum Corp.(a)	1,141,725
616	Occidental Petroleum Corp.(a)	37,810
41,802	Oil & Natural Gas Corp., Ltd.(a)	89,662
6,000	PetroChina Co., Ltd., Class H(a)	3,710
693	Petroleo Brasileiro SA*(a)	4,056
1,008	Phillips 66(a)	86,839
203	Polski Koncern Naftowy Orlen SA(a)	5,874
2,314	Polskie Gornictwo Naftowe i Gazownictwo SA(a)	4,279
120,012	Reliance Industries, Ltd.(a)	1,932,404
894	Royal Dutch Shell plc, Class A(a)	26,235
105,399	Royal Dutch Shell plc, Class A(a)	3,090,877
23,101	Royal Dutch Shell plc, Class A, ADR(a)	1,346,095
1,266	Royal Dutch Shell plc, Class B(a)	37,666

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
12	SK Energy Co., Ltd.(a)	$1,925
68,012	Snam SpA(a)	297,662
1,248	S-Oil Corp.(a)	108,901
411	Statoil ASA(a)	8,771
49,395	Suncor Energy, Inc.(a)	1,379,803
49,300	Thai Oil Public Co., Ltd.(a)	100,181
554	Total SA, ADR(a)	28,908
45,181	TransCanada Corp.(a)	1,613,607
931	Valero Energy Corp.(a)	69,797
132,104	Williams Cos., Inc. (The)(a)	2,912,894
10,000	Yanzhou Coal Mining Co.(a)	8,017

		21,984,366

Paper & Forest Products (0.0%)†:
3,000	Nine Dragons Paper Holdings, Ltd.(a)	2,752
386,370	Quintis Pty, Ltd.*(a)(b)(c)	206,782
554	Suzano Papel e Celulose SA(a)	5,444

		214,978

Personal Products (0.1%):
15,192	Edgewell Personal Care Co.*^(a)	567,421
168	L’Oreal SA(a)	38,559
500	Shiseido Co., Ltd.(a)	31,072

		637,052

Pharmaceuticals (1.4%):
250	Allergan plc(a)	33,415
1,071	Aspen Pharmacare Holdings, Ltd.(a)	10,073
76,700	Astellas Pharma, Inc.(a)	976,227
22,709	Bayer AG, Registered Shares(a)	1,574,454
1,302	Bristol-Myers Squibb Co.(a)	67,678
400	Eisai Co., Ltd.(a)	31,150
146	Eli Lilly & Co.(a)	16,895
3,143	GlaxoSmithKline plc(a)	59,644
1,455	Gw Pharmaceuticals, ADR*(a)	141,702
36,706	Johnson & Johnson Co.(a)	4,736,910
700	Kyowa Hakko Kogyo Co., Ltd.(a)	13,156
2,906	Merck & Co., Inc.(a)	222,047
200	Mitsubishi Tanabe Pharma Corp.(a)	2,874
5,510	Novo Nordisk A/S, Class B(a)	253,333
400	Ono Pharmaceutical Co., Ltd.(a)	8,096
200	Otsuka Holdings Co., Ltd.(a)	8,163
72,800	Pfizer, Inc.(a)	3,177,720
190	Roche Holding AG(a)	47,001
2,670	Sanofi-Aventis SA(a)	230,707
358	Zoetis, Inc.(a)	30,623

		11,641,868

Professional Services (0.0%)†:
454	Experian plc(a)	11,033

Real Estate Management & Development (0.7%):
12,000	Agile Property Holdings, Ltd.(a)	13,963
707,300	CapitaLand, Ltd.(a)	1,609,042
500	CK Asset Holdings, Ltd.(a)	3,636
8,000	Country Garden Holdings Co., Ltd.(a)	9,637
300	Daiwa House Industry Co., Ltd.(a)	9,529
96,000	Hang Lung Properties, Ltd.(a)	182,995
4,300	Hongkong Land Holdings, Ltd.(a)	27,107
6,900	Mitsubishi Estate Co., Ltd.(a)	108,145

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
900	Mitsui Fudosan Co., Ltd.(a)	$19,944
52,000	Sino Land Co., Ltd.(a)	88,501
127,666	Sun Hung Kai Properties, Ltd.(a)	1,810,290
11,000	Swire Pacific, Ltd., Class A(a)	115,566
5,127	The St. Joe Co.*^(a)	67,523
2,005	Vonovia SE(a)	90,986
18,000	Wharf Real Estate Investment Co., Ltd.(a)	107,004

		4,263,868

Road & Rail (0.3%):
81	Canadian Pacific Railway, Ltd., Class 1(a)	14,375
78,900	ComfortDelGro Corp., Ltd.(a)	123,935
1,403	CSX Corp.(a)	87,168
22,400	East Japan Railway Co.(a)	1,991,264
266	Norfolk Southern Corp.(a)	39,778
5,000	Seino Holdings Co., Ltd.(a)	65,206
229	Union Pacific Corp.(a)	31,655

		2,353,381

Semiconductors & Semiconductor Equipment (0.3%):
40	ASML Holding NV(a)	6,240
3,114	Intel Corp.(a)	146,140
314	KLA-Tencor Corp.(a)	28,100
1,000	MediaTek, Inc.(a)	7,375
1,330	Micron Technology, Inc.*(a)	42,201
10,000	Nanya Technology Corp.(a)	17,666
500	NXP Semiconductors NV(a)	36,640
22,536	QUALCOMM, Inc.(a)	1,282,524
11,000	ROHM Co., Ltd.(a)	695,049
32,000	Taiwan Semiconductor Manufacturing Co., Ltd.(a)	232,304

		2,494,239

Software (1.7%):
390	Adobe Systems, Inc.*(a)	88,234
111	Autodesk, Inc.*(a)	14,276
62,818	Cloudera, Inc.*^(a)	694,767
63	Dell Technologies, Inc., Class V*^(a)(c)	5,562
17,481	Domo, Inc.,*^(a)	343,152
9,632	Domo, Inc., Class B*(a)(b)	189,076
63,800	Dropbox, Inc., Class A*(a)	1,303,434
513	Intuit, Inc.(a)	100,984
52,182	Microsoft Corp.(a)	5,300,126
300	Oracle Corp. Japan	18,984
9,311	Oracle Corp.(a)	420,392
202	Red Hat, Inc.*(a)	35,479
346	SAP AG(a)	34,460
131	Symantec Corp.(a)	2,475
68,532	Uber Technologies, Inc.*(a)(b)(c)	3,081,884
267	VMware, Inc., Class A^(a)	36,614

		11,669,899

Specialty Retail (0.1%):
531	Home Depot, Inc. (The)(a)	91,236
318,213	Kingfisher plc(a)	841,735
2,183	Lowe’s Cos., Inc.(a)	201,623
642	Petrobras Distribuidora SA(a)	4,258
417	Ross Stores, Inc.(a)	34,694
800	Shimamura Co., Ltd.(a)	61,498

		1,235,044

Shares		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals (0.9%):
33,731	Apple, Inc.(a)	$5,320,727
2,490	Hewlett Packard Enterprise Co.(a)	32,893
1,175	HP, Inc.(a)	24,041
31,984	Pure Storage, Inc., Class A*(a)	514,303
1,534	Samsung Electronics Co., Ltd.(a)	53,082
25,857	Western Digital Corp.(a)	955,933

		6,900,979

Textiles, Apparel & Luxury Goods (0.0%)†:
33	Adidas AG(a)	6,895
145	Kering(a)	67,853
378	Nike, Inc., Class B(a)	28,025
239	PVH Corp.(a)	22,215
155	VF Corp.(a)	11,058

		136,046

Thrifts & Mortgage Finance (0.2%):
42,523	Housing Development Finance Corp., Ltd.(a)	1,199,360

Tobacco (0.6%):
40,326	Altria Group, Inc.(a)	1,991,702
11,728	KT&G Corp.(a)	1,067,028
19,344	Philip Morris International, Inc.(a)	1,291,405

		4,350,135

Trading Companies & Distributors (0.0%)†:
100	Mitsui & Co., Ltd.(a)	1,550

Transportation Infrastructure (0.0%)†:
168,000	Beijing Capital International Airport Co., Ltd.(a)	178,678
2,000	Jiangsu Expressway Co., Ltd., Series H(a)	2,778
3,600	Kamigumi Co., Ltd.(a)	73,468
30,100	Malaysia Airports Holdings Berhad(a)	61,129
12,000	Zhejiang Expressway Co., Ltd.(a)	10,439

		326,492

Wireless Telecommunication Services (0.7%):
32,800	Advanced Information Service plc(a)	174,438
22,026	America Movil SAB de C.V., Series L(a)	15,683
4,500	China Mobile, Ltd.(a)	43,370
148,000	Far EasTone Telecommunications Co., Ltd.(a)	367,195
88,100	Intouch Holdings Public Co., Ltd.(a)	129,371
5,600	KDDI Corp.(a)	133,467
808	MTN Group, Ltd.(a)	5,015
300	NTT DoCoMo, Inc.(a)	6,737
498	Rogers Communications, Inc.(a)	25,524
637	SK Telecom Co., Ltd.(a)	153,985
165	Sprint Corp.*^(a)	960
118,000	Taiwan Mobile Co., Ltd.(a)	408,544
1,258	Tim Participacoes SA(a)	3,847
1,325,226	Vodafone Group plc(a)	2,574,693

		4,042,829

Total Common Stocks (Cost $214,540,714)		215,633,449

Preferred Stocks (0.3%):
Banks (0.1%):
13,017	Citigroup Capital XIII, Series A, 8.89%, 10/30/40(a)	344,039
20,628	Itau Unibanco Holding SA, Series S, 0.47%, 10/29/18(a)	188,965
75,000	USB Capital IX, 3.50%, 10/29/49(US0003M+102bps), Callable 2/7/19 @ 100^(a)	55,500

		588,504

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Preferred Stocks, continued
Chemicals (0.0%)†:
364	Braskem SA, Class A, 3.99%(a)	$4,450

Consumer Finance (0.0%)†:
14,377	GMAC Capital Trust I, Series 2, 8.40%, 2/15/40(a)	364,457

Health Care Providers & Services (0.0%)†:
143,925	Grand Rounds, Inc., Series C*(a)(b)(c)	352,616

Software (0.1%):
116,157	Palantir Technologies, Inc., Series I*(a)(b)(c)	628,410

Technology Hardware, Storage & Peripherals (0.0%)†:
874	Samsung Electronics Co., Ltd., 4.60%, 10/31/18(a)	24,933

Total Preferred Stocks (Cost $2,002,976)		1,963,370

Convertible Preferred Stocks (0.2%):
Banks (0.0%)†:
116	Wells Fargo & Co., Series L, Class A, 7.50%, 3/17/19(a)	146,389

Equity Real Estate Investment Trusts (0.0%)†:
5,072	Welltower, Inc., Series I, 6.50%, 4/15/19(a)	320,297

Wireless Telecommunication Services (0.2%):
5,627	Mandatory Exchange Trust, 5.75%, 3/1/19(a)(e)	868,414

Total Convertible Preferred Stocks (Cost $914,060)		1,335,100

Private Placements (0.1%):
Household Durables (0.0%)†:
23,389	Jawbone, 0.00%*(a)(c)	—

Internet Software & Services (0.1%):
5,547	Lookout, Inc.*(a)(b)(c)	111
63,925	Lookout, Inc. Preferred Shares, Series F*(a)(b)(c)	386,107

Total Private Placements (Cost $793,586)		386,218

Convertible Bonds (0.1%):
Food Products (0.0%)†:
400,000	REI Agro, Ltd., Registered Shares, 5.50%, 11/13/14(a)(c)(e)(f)	—

Pharmaceuticals (0.1%):
600,000	Bayer Capital Corp. BV, 5.63%, 11/22/19+(a)(e)	525,628

Real Estate Management & Development (0.0%)†:
250,000	CapitaLand, Ltd., 1.95%, 10/17/23+(a)(e)	172,587

Total Convertible Bonds (Cost $1,216,451)		698,215

Bank Loans (0.1%):
Hotels, Restaurants & Leisure (0.1%):
413,904	Hilton Worldwide Finance LLC, 3.33%, 10/25/23(a)	398,383

Oil, Gas & Consumable Fuels (0.0%)†:
111,961	Fieldwood Energy LLC, 5.25%, 4/11/22(a)	104,334
151,147	Fieldwood Energy LLC, 7.25%, 4/11/23(a)	131,347

		235,681

Total Bank Loans (Cost $667,521)		634,064

Corporate Bonds (1.8%):
Aerospace & Defense (0.0%)†:
282,000	Northrop Grumman Corp., 2.55%, 10/15/22, Callable 9/15/22 @ 100^(a)	272,878

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Banks (0.4%):
$124,000	Bank of America Corp., Series G, 2.37% (US0003M+66 bps), 7/21/21, Callable 7/21/20 @ 100(a)	$121,781
282,000	Bank of America Corp., 3.30%, 1/11/23, MTN(a)	277,730
151,000	Bank of America Corp., 4.00%, 1/22/25, MTN(a)	147,096
272,000	Citigroup, Inc., 2.45%, 1/10/20, Callable 12/10/19 @ 100(a)	269,816
255,000	Citigroup, Inc., Series Q, 5.95% (US0003M+410 bps), Callable 8/15/20 @ 100^(a)	246,075
628,000	Citigroup, Inc., Series O, 5.87% (US0003M+406 bps), Callable 3/27/20 @ 100(a)	606,019
56,000	Wells Fargo & Co., 3.07%, 1/24/23, Callable 1/24/22 @ 100(a)	54,540
370,000	Wells Fargo Bank NA, 3.55%, 8/14/23, Callable 7/14/23 @ 100(a)	368,436

		2,091,493

Beverages (0.1%):
169,000	Anheuser-Busch InBev Worldwide, Inc., 3.50%, 1/12/24, Callable 12/12/23 @ 100(a)	165,307
279,000	Anheuser-Busch InBev Worldwide, Inc., 4.00%, 4/13/28, Callable 1/13/28 @ 100^(a)	266,872

		432,179

Biotechnology (0.0%)†:
282,000	Gilead Sciences, Inc., 3.25%, 9/1/22, Callable 7/1/22 @ 100^(a)	281,337

Capital Markets (0.1%):
282,000	Goldman Sachs Group, Inc., 2.91% (US0003M+105 bps), 6/5/23, Callable 6/5/22 @ 100(a)	270,717
298,000	Goldman Sachs Group, Inc., Series M, 5.38% (US0003M+392 bps), Callable 5/10/20 @ 100(a)	287,948
211,000	Morgan Stanley, Series H, 5.45% (US0003M+361 bps), Callable 7/15/19 @ 100(a)	205,223

		763,888

Chemicals (0.0%)†:
220,000	Dowdupont, Inc., 3.77%, 11/15/20(a)	222,109
54,000	Sherwin-Williams, 2.25%, 5/15/20(a)	53,173

		275,282

Consumer Finance (0.1%):
598,000	American Express Co., 3.70%, 8/3/23, Callable 7/3/23 @ 100(a)	599,729
186,000	American Express Co., Series C, 4.90% (US0003M+329 bps), Callable 3/15/20 @ 100(a)	178,095
86,000	Capital One Finance Corp., 3.30%, 10/30/24, Callable 9/30/24 @ 100(a)	81,334
203,000	Capital One Financial Corp., 3.20%, 1/30/23, Callable 12/30/22 @ 100(a)	197,544

		1,056,702

Diversified Financial Services (0.0%)†:
235,000	BP Capital Markets America, Inc., 3.79%, 2/6/24, Callable 1/6/24 @ 100(a)	237,536

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Telecommunication Services (0.1%):
$586,000	AT&T, Inc., 3.60%, 2/17/23, Callable 12/17/22 @ 100(a)	$582,369
48,000	Hughes Satellite Systems Corp., 7.63%, 6/15/21(a)	49,800
293,000	Verizon Communications, 3.13%, 3/16/22(a)	291,047

		923,216

Equity Real Estate Investment Trusts (0.0%)†:
57,000	AvalonBay Communities, Inc., 3.50%, 11/15/24, Callable 8/15/24 @ 100(a)	56,659
113,000	Simon Property Group, LP, 2.75%, 6/1/23, Callable 3/1/23 @ 100^(a)	109,501

		166,160

Food & Staples Retailing (0.0%)†:
287,000	Walgreen Co., 3.10%, 9/15/22(a)	279,969

Health Care Equipment & Supplies (0.1%):
120,000	Becton Dickinson & Co., 3.36%, 6/6/24, Callable 4/6/24 @ 100(a)	115,257
271,000	Becton, Dickinson & Co., 3.13%, 11/8/21(a)	267,276
223,000	Becton, Dickinson & Co., 2.89%, 6/6/22, Callable 5/6/22 @ 100(a)	215,980

		598,513

Health Care Providers & Services (0.4%):
861,000	CVS Health Corp., 3.70%, 3/9/23, Callable 2/9/23 @ 100(a)	851,784
379,000	Halfmoon Parent, Inc., 3.40%, 9/17/21^(a)(e)	378,138
323,000	Halfmoon Parent, Inc., 3.75%, 7/15/23, Callable 6/15/23 @ 100(a)(e)	321,924
282,000	UnitedHealth Group, Inc., 3.50%, 6/15/23^(a)	284,431
170,000	UnitedHealth Group, Inc., 3.50%, 2/15/24^(a)	171,088

		2,007,365

Hotels, Restaurants & Leisure (0.0%)†:
282,000	Starbucks Corp., 3.10%, 3/1/23, Callable 2/1/23 @ 100^(a)	277,757

Insurance (0.0%)†:
161,000	Prudential Financial, Inc., 5.87% (US0003M+418 bps), 9/15/42, Callable 9/15/22 @ 100^(a)	162,610
107,000	Prudential Financial, Inc., 5.63% (US0003M+392 bps), 6/15/43, Callable 6/15/23 @ 100(a)	104,788

		267,398

Internet & Direct Marketing Retail (0.0%)†:
152,000	eBay, Inc., 2.75%, 1/30/23, Callable 12/30/22 @ 100^(a)	146,131

Media (0.3%):
225,000	Comcast Corp., 3.45%, 10/1/21^(a)	227,281
282,000	Comcast Corp., 2.75%, 3/1/23, Callable 2/1/23 @ 100(a)	274,463
555,000	Comcast Corp., 3.70%, 4/15/24, Callable 3/15/24 @ 100^(a)	558,388
200,000	NBCUniversal Enterprise, Inc., 5.25%, Callable 3/19/21 @ 100(a)(e)	202,500

		1,262,632

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Multi-Utilities (0.0%)†:
$76,000	Sempra Energy, 2.88%, 10/1/22, Callable 7/1/22 @ 100(a)	$73,297

Oil, Gas & Consumable Fuels (0.1%):
151,000	Enterprise Products Operating LLC, 3.35%, 3/15/23, Callable 12/15/22 @ 100(a)	148,938
85,000	Enterprise Products Operating LLC, 3.90%, 2/15/24, Callable 11/15/23 @ 100(a)	85,720
142,000	Williams Companies, Inc., 3.70%, 1/15/23, Callable 10/15/22 @ 100(a)	138,522

		373,180

Personal Products (0.0%)†:
134,000	Edgewell Personal Care Co., 4.70%, 5/19/21^(a)	131,990
139,000	Edgewell Personal Care Co., 4.70%, 5/24/22^(a)	133,788

		265,778

Pharmaceuticals (0.0%)†:
133,000	Forest Laboratories, Inc., 5.00%, 12/15/21, Callable 9/16/21 @ 100(a)(e)	136,844

Semiconductors & Semiconductor Equipment (0.0%)†:
141,000	Qualcomm, Inc., 2.60%, 1/30/23, Callable 12/30/22 @ 100(a)	135,688
169,000	Qualcomm, Inc., 2.90%, 5/20/24, Callable 3/20/24 @ 100(a)	160,921

		296,609

Technology Hardware, Storage & Peripherals (0.1%):
491,000	Apple, Inc., 3.35%, 2/9/27, Callable 11/9/26 @ 100(a)	478,426
469,000	Apple, Inc., 3.20%, 5/11/27, Callable 2/11/27 @ 100(a)	452,622

		931,048

Tobacco (0.0%)†:
53,000	Philip Morris International, Inc., 2.50%, 11/2/22, Callable 10/2/22 @ 100^(a)	50,938
113,000	Philip Morris International, Inc., 3.60%, 11/15/23^(a)	113,260

		164,198

Total Corporate Bonds (Cost $13,759,382)		13,581,390

Foreign Bonds (2.2%):
Banks (0.1%):
330,000	Lloyds TSB Bank plc, Series E, 13.00%(GUKG5+1,340bps), Callable 1/22/29 @ 126+(a)	675,134

Sovereign Bond (2.1%):
1,195,000	Australian Government, 3.00%, 3/21/47+(a)(e)	870,652
2,668,000	Bundesrepublik Deutschland Bundesanleihe, 0.50%, 2/15/28+(a)(e)	3,145,887
938,000	Canadian Government, 0.75%, 3/1/21+(a)	670,962
227,800,000	Japan Treasury Discount Bill, 0.00%, 1/28/19+(a)(g)	2,078,877
228,150,000	Japan Treasury Discount Bill, 0.00%, 2/4/19+(a)(g)	2,082,142
238,200,000	Japan Treasury Discount Bill, 0.00%, 3/4/19+(a)(g)	2,174,128

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bond, continued
$102,050,000	Japan Treasury Discount Bill, 0.00%, 3/25/19+(a)(g)	$931,529
26,469,000	Mexican Bonos Desarr, Series M, 6.50%, 6/10/21+(a)(h)	1,285,837
25,300,000	Mexican Bonos Desarr, 8.00%, 12/7/23+(a)(h)	1,256,720
310,000	Republic of Argentina, 3.38%, 1/15/23+(a)	278,780
100,000	Republic of Argentina, 5.25%, 1/15/28+(a)	81,761
676,775	Republic of Argentina, 7.82%, 12/31/33+(a)	647,926

		15,505,201

Total Foreign Bonds (Cost $16,566,599)		16,180,335

Yankee Dollars (0.9%):
Banks (0.4%):
282,000	HSBC Holdings plc, 3.26% (US0003M+106 bps), 3/13/23, Callable 3/13/22 @ 100(a)	275,981
614,000	HSBC Holdings plc, 6.38% (USISDA05+371 bps), Callable 9/17/24 @ 100(a)	571,020
410,000	ING Groep NV, 4.10%, 10/2/23(a)	409,751
200,000	ING Groep NV, 6.00% (USSW5+445 bps), Callable 4/16/20 @ 100(a)	194,280
861,000	Sumitomo Mitsui Financial Group, Inc., 3.94%, 10/16/23(a)	876,135

		2,327,167

Capital Markets (0.0%)†:
207,000	UBS Group AG, 4.13%, 9/24/25(a)(e)	206,235

Diversified Financial Services (0.0%)†:
80,000	Intelsat Jackson Holdings SA, 8.00%, 2/15/24, Callable 2/15/19 @ 104(a)(e)	82,400

Diversified Telecommunication Services (0.0%)†:
289,000	Telecom Italia SpA, 5.30%, 5/30/24(a)(e)	274,550

Food Products (0.0%)†:
208,000	Danone SA, 2.59%, 11/2/23, Callable 9/2/23 @ 100(a)(e)	197,744

Interactive Media & Services (0.0%)†:
220,000	Baidu, Inc., 4.38%, 5/14/24, Callable 4/14/24 @ 100(a)	221,810

Paper & Forest Products (0.1%):
40,720	Quintis Pty, Ltd., 7.50%, 10/1/26, Callable 10/1/21 @ 105.63(a)(c)(e)	40,720
753,320	Quintis Pty, Ltd., 12.00%, 10/1/28, Callable 2/7/19 @ 90(a)(c)(e)	753,320

		794,040

Pharmaceuticals (0.0%)†:
265,000	Actavis Funding SCS, 3.45%, 3/15/22, Callable 1/15/22 @ 100(a)	260,771
205,000	Takeda Pharmaceutical Co., Ltd., 3.80%, 11/26/20(a)(e)	206,237

		467,008

Road & Rail (0.0%)†:
517,099	Inversiones Alsacia SA, 8.00%, 12/31/18(a)(b)(f)	5,171

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Sovereign Bond (0.4%):
$1,176,000	Republic of Argentina, 6.88%, 1/26/27(a)	$896,700
1,698,000	Republic of Argentina, 5.88%, 1/11/28(a)	1,220,438

		2,117,138

Total Yankee Dollars (Cost $7,579,396)		6,693,263

U.S. Treasury Obligations (14.1%):
U.S. Treasury Bills (2.7%)
14,000,000	1.97%, 1/15/19(a)(g)	13,988,505
6,000,000	2.15%, 1/31/19(a)(g)	5,988,932

		19,977,437

U.S. Treasury Inflation Index Bonds (0.4%)
3,019,782	0.63%, 4/15/23(a)	2,969,785

U.S. Treasury Notes (11.0%)
1,500,000	1.50%, 11/30/19(i)	1,484,531
9,030,200	2.75%, 8/31/23(a)	9,131,437
23,424,700	2.88%, 9/30/23(a)	23,805,351
25,120,700	2.88%, 10/31/23(a)(d)	25,538,724
11,848,300	3.13%, 10/31/25(a)(d)	12,155,152
8,228,000	2.88%, 11/30/25(a)	8,375,525

		80,490,720

Total U.S. Treasury Obligations (Cost $101,692,242)		103,437,942

Purchased Options (0.1%):
Total Purchased Options (Cost $1,729,594)		737,645

Purchased Currency Options (0.0%)†:
Total Purchased Currency Options (Cost $190,251)		142,517

Purchased Swaptions (0.0%)†:
Total Purchased Swaptions (Cost $44,844)		5,160

Exchange Traded Funds (0.6%):
21,280	VanEck Vectors Gold ETF(a)	448,795
191,469	iShares Gold Trust(a)(i)	2,353,154
16,029	SPDR Gold Trust(a)(d)(i)	1,943,516

Total Exchange Traded Funds (Cost $4,830,060)		4,745,465

Affiliated Investment Companies (45.0%):
Fixed Income Funds (28.6%):
19,830,630	AZL Enhanced Bond Index Fund	210,006,372

International Equity Funds (16.4%):
12,060,312	AZL MSCI Global Equity Index Fund	120,964,934

Total Affiliated Investment Companies (Cost $324,068,396)		330,971,306

Unaffiliated Investment Company (0.3%):
2,230,455	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%(g)	2,230,455

Total Unaffiliated Investment Company (Cost $2,230,455)		2,230,455

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Short-Term Securities Held as Collateral for Securities on Loan (1.5%)
Miscellaneous Investments (1.5%)
$11,159,870	Short-Term Investments(j)	$11,159,870

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $11,159,870)		11,159,870

Total Investment Securities (Cost $703,986,397) — 96.6%(k)		710,535,764
Net other assets (liabilities) — 3.4%		24,953,406

Net Assets — 100.0%		$735,489,170

Percentages indicated are based on net assets as of December 31, 2018.

ADR—American Depositary Receipt

GUKG5—UK Govt Bonds 5 Year Note Generic Bid Yield

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

SPDR—Standard & Poor’s Depository Receipts

US0003M—3 Month US Dollar LIBOR

USISDA05—5 Year ICE Swap Rate

USSW5—USD 5 Year Swap Rate

†	Represents less than 0.05%.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2018. The total value of securities on loan as of December 31, 2018, was $10,901,916.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	These securities are held by the AZL BlackRock Global Allocation Fund (the “VIP Subsidiary”).

(b)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent 0.68% of the net assets of the fund.

(c)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2018. The total of all such securities represent 0.74% of the net assets of the fund.

(d)	All or a portion of this security has been pledged as collateral for open derivative positions.

(e)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(f)	Defaulted bond.

(g)	The rate represents the effective yield at December 31, 2018.

(h)	Principal amount is stated in 100 Mexican Peso Units.

(i)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”).

(j)

Represents various short-term investments purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Consolidated Financial Statements for details.

(k)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2018:

(Unaudited)

Country	Percentage

Argentina	0.5%
Australia	0.3%
Belgium	0.1%
Bermuda	— %^
Brazil	0.4%
Canada	0.9%
Cayman Islands	— %^
Chile	— %^
China	0.7%
Czech Republic	— %^

Country	Percentage
Denmark	—	%^
European Community	—	%^
Finland	—	%^
France	1.4%
Germany	1.2%
Hong Kong	0.5%
India	0.6%
Indonesia	—	%^
Ireland (Republic of)	—	%^
Italy	0.3%

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Country	Percentage
Japan	5.1%
Jersey	—	%^
Liberia	—	%^
Luxembourg	—	%^
Malaysia	—	%^
Mexico	0.4%
Netherlands	0.7%
Norway	—	%^
Panama	—	%^
Poland	—	%^
Portugal	0.1%
Republic of Korea (South)	0.3%

Country	Percentage
Singapore	0.3%
South Africa	— %^
Spain	0.2%
Sweden	— %^
Switzerland	0.6%
Taiwan, Province Of China	0.4%
Thailand	0.1%
Turkey	— %^
United Arab Emirates	0.2%
United Kingdom	1.6%
United States	83.1%

100.0%

^	Represents less than 0.05%.

Securities Sold Short (0.0%)†:

At December 31, 2018, the Fund’s securities sold short were as follows:

Security Description	Shares	Proceeds Received	Fair Value
Common Stocks
Beverages
Pernod Ricard SA	(1,192)	$(199,683)	$(195,697)
Chemicals
LyondellBasell Industries NV	(1,549)	(180,179)	(128,815)
Electronic Equipment, Instruments & Components
Yaskawa Electric Corp.	(9,800)	(312,588)	(237,358)
Semiconductors & Semiconductor Equipment
SUMCO Corp.	(20,000)	(309,987)	(225,547)

		$(1,002,437)	$(787,417)

Futures Contracts

Cash of $37,169,319 has been segregated to cover margin requirements for the following open exchange traded futures contracts as of December 31, 2018:

Short Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

CAC40 Index January Futures (Euro)(a)	1/18/19	1	$(54,169)	$(195)
Canada 10-Year Bond March Futures (Canadian Dollar)(a)	3/20/19	31	(3,106,132)	(37,811)
DJ EURO STOXX 50 March Futures (Euro)(a)	3/15/19	211	(7,188,759)	207,581
NASDAQ 100 E-Mini March Futures (U.S. Dollar)(a)	3/15/19	21	(2,659,965)	62,537
Nikkei 225 Index March Futures (Japanese Yen)(a)	3/7/19	3	(271,215)	18,071
S&P 500 Index E-Mini March Futures (U.S. Dollar)(a)	3/15/19	4	(501,040)	(1,166)

				$249,017

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/18/19	145	18,162,700	$(1,024,427)
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/20/19	149	18,180,324	422,682

				(601,745)

Total Net Futures Contracts				$(352,728)

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Contracts for Differences

At December 31, 2018, the Fund’s open over-the-counter equity contracts for differences were as follows:

Reference Entity	Counterparty	Long/ Short	Currency	Financing Rate	Expiration Date	Trade Notional	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
AAC Technologies Holdings, Inc.	JPMorgan Chase	Short	HKD	2.21%	12/30/39	3,000	$(27,302)	$9,890
Advantech Co., Ltd.	Citigroup	Short	TWD	(1.75)%	12/30/39	3,000	(20,480)	(71)
Alibaba Health Information Technology, Ltd.	Citigroup	Short	HKD	(1.25)%	12/30/39	24,000	(22,467)	3,002
Alibaba Health Information Technology, Ltd.	JPMorgan Chase	Short	HKD	1.26%	12/30/39	4,000	(3,399)	155
AmerisourceBergen Corp.	JPMorgan Chase	Short	USD	2.23%	12/30/39	76	(6,669)	1,015
Analog Devices, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	115	(10,320)	450
AP Moeller Maersk A/S	Citigroup	Short	DKK	(0.25)%	12/30/39	1	(1,415)	158
Aptiv plc	JPMorgan Chase	Short	USD	2.23%	12/30/39	70	(5,099)	789
ASE Technology Holding Co., Ltd.	JPMorgan Chase	Short	TWD	2.11%	12/30/39	2,000	(4,787)	984
Atacadao Carrefour SA	JPMorgan Chase	Short	BRL	1.51%	12/30/39	543	(2,159)	(383)
Autohome, Inc.	JPMorgan Chase	Short	USD	2.23%	12/30/39	356	(27,473)	(376)
Baker Hughes	Citigroup	Short	USD	(0.18)%	12/30/39	179	(3,823)	(25)
Barrick Gold Corp.	JPMorgan Chase	Short	CAD	2.15%	12/30/39	197	(2,064)	(621)
BASF SE	JPMorgan Chase	Short	EUR	2.24%	12/30/39	100	(6,859)	(59)
Beijing Enterprises Water Group, Ltd.	JPMorgan Chase	Short	HKD	2.21%	12/30/39	4,000	(2,122)	84
Bollore NV	JPMorgan Chase	Short	EUR	2.24%	12/30/39	3	(15)	3
Bollore SA	JPMorgan Chase	Short	EUR	2.24%	12/30/39	1,103	(4,695)	270
Bollore SA	Citigroup	Short	EUR	(0.93)%	12/30/39	2,566	(10,811)	511
Brilliance China Automotive Holdings, Ltd.	JPMorgan Chase	Short	HKD	2.21%	12/30/39	30,000	(34,373)	12,042
British American Tobacco plc	Citigroup	Short	GBP	(0.25)%	12/30/39	339	(16,775)	6,046
BT Group plc	JPMorgan Chase	Short	GBP	2.27%	12/30/39	4,136	(13,379)	825
BYD Electronic International Co., Ltd.	Citigroup	Short	HKD	(1.25)%	12/30/39	2,000	(2,833)	320
Cenovus Energy, Inc.	JPMorgan Chase	Short	CAD	2.15%	12/30/39	6,497	(57,230)	11,822
China Everbright International, Ltd.	Citigroup	Short	HKD	(0.31)%	12/30/39	11,000	(9,330)	(533)
China Everbright International, Ltd.	JPMorgan Chase	Short	HKD	2.11%	12/30/39	9,000	(7,383)	(687)
China Gas Holdings, Ltd.	JPMorgan Chase	Short	HKD	2.21%	12/30/39	800	(2,608)	(243)
China International Capital Corp., Ltd.	Citigroup	Short	HKD	(2.19)%	12/30/39	10,800	(19,010)	(1,265)
China Southern Airlines, Ltd.	JPMorgan Chase	Short	HKD	2.21%	12/30/39	2,000	(1,310)	72
China State Construction International Holdings, Ltd.	JPMorgan Chase	Short	HKD	2.21%	12/30/39	8,000	(7,198)	843
Clorox	Citigroup	Short	USD	(0.18)%	12/30/39	301	(48,433)	2,037
Concho Resources, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	58	(8,089)	2,127
Concho Resources, Inc.	JPMorgan Chase	Short	USD	2.23%	12/30/39	137	(18,774)	4,692
Ctrip.com International	JPMorgan Chase	Short	USD	2.23%	12/30/39	321	(11,178)	2,492
Daiichi Sankyo, Ltd.	JPMorgan Chase	Short	JPY	2.15%	12/30/39	200	(7,929)	1,490
Daimler AG	JPMorgan Chase	Short	EUR	2.24%	12/30/39	776	(48,005)	7,190
Daimler AG	Citigroup	Short	EUR	(0.25)%	12/30/39	137	(8,855)	1,651
Delta Electronics, Inc.	JPMorgan Chase	Short	TWD	2.11%	12/30/39	4,000	(16,035)	(817)
Diamondback Energy, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	157	(16,852)	2,298
Digital Realty Trust REIT, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	178	(21,987)	3,021
Digital Realty Trust REIT, Inc.	JPMorgan Chase	Short	USD	2.23%	12/30/39	119	(14,380)	1,701
Edison International	Citigroup	Short	USD	(0.18)%	12/30/39	132	(9,111)	1,617
Electronic Arts, Inc.	JPMorgan Chase	Short	USD	2.23%	12/30/39	30	(2,609)	241
Evergrande Group	Citigroup	Short	HKD	(1.67)%	12/30/39	9,000	(23,239)	(3,717)
Familymart UNY Holdings, Ltd.	JPMorgan Chase	Short	JPY	2.15%	12/30/39	200	(28,392)	3,016
Fortive Corp.	Citigroup	Short	USD	(0.18)%	12/30/39	435	(32,105)	2,673
Freeport McMoRan, Inc.	JPMorgan Chase	Short	USD	2.23%	12/30/39	12	(176)	53
Freeport McMoRan, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	153	(2,009)	431
Geely Automobile Holdings, Ltd.	JPMorgan Chase	Short	HKD	2.21%	12/30/39	4,000	(7,298)	249
General Mills, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	151	(7,169)	1,289
Great Wall Motor, Ltd.	Citigroup	Short	HKD	(2.00)%	12/30/39	20,500	(12,317)	563
Hennes & Mauritz AB	Citigroup	Short	SEK	(1.27)%	12/30/39	591	(8,870)	405
Hershey Co.	Citigroup	Short	USD	(0.18)%	12/30/39	48	(4,995)	(150)

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Reference Entity	Counterparty	Long/ Short	Currency	Financing Rate	Expiration Date	Trade Notional	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Hess Corp.	Citigroup	Short	USD	(0.18)%	12/30/39	83	$(5,429)	$2,067
Hormel Foods Corp.	Citigroup	Short	USD	(0.18)%	12/30/39	435	(17,213)	(1,352)
Huazhu Group, Ltd.	JPMorgan Chase	Short	USD	2.23%	12/30/39	335	(11,913)	2,322
Huazhu Group, Ltd.	Citigroup	Short	USD	(0.18)%	12/30/39	1,140	(34,820)	2,182
Hyundai Glovis, Ltd.	JPMorgan Chase	Short	KRW	2.16%	12/30/39	74	(8,375)	(191)
Hyundai Heavy Industries, Ltd.	Citigroup	Short	KRW	(0.56)%	12/30/39	58	(6,710)	19
Incyte Corp.	JPMorgan Chase	Short	USD	2.23%	12/30/39	301	(20,443)	1,302
Incyte Corp.	Citigroup	Short	USD	(0.18)%	12/30/39	328	(23,214)	2,357
Industrias Penoles SAB de C.V.	Citigroup	Short	MXN	(0.50)%	12/30/39	328	(5,491)	1,437
Komatsu, Ltd.	JPMorgan Chase	Short	JPY	2.15%	12/30/39	400	(11,247)	2,559
Kone OYJ	JPMorgan Chase	Short	EUR	2.27%	12/30/39	172	(8,739)	538
LG Display, Ltd.	Citigroup	Short	KRW	(0.54)%	12/30/39	556	(10,141)	1,127
LG Display, Ltd.	JPMorgan Chase	Short	KRW	2.16%	12/30/39	285	(5,145)	523
Linde plc	JPMorgan Chase	Short	USD	2.23%	12/30/39	39	(6,316)	231
Line Corp.	Citigroup	Short	JPY	(1.38)%	12/30/39	400	(14,057)	286
Line Corp.	JPMorgan Chase	Short	JPY	1.40%	12/30/39	100	(4,420)	950
Lojas Americanas	JPMorgan Chase	Short	BRL	1.95%	12/30/39	1,510	(6,915)	(775)
Lotte Corp.	Citigroup	Short	KRW	(1.82)%	12/30/39	189	(8,879)	(54)
Lotte Corp.	JPMorgan Chase	Short	KRW	1.03%	12/30/39	36	(1,575)	(127)
Lotte Shopping, Ltd.	JPMorgan Chase	Short	KRW	1.87%	12/30/39	28	(5,097)	(199)
Makita Corp.	JPMorgan Chase	Short	JPY	2.15%	12/30/39	500	(22,674)	4,752
National Oilwell Varco, Inc.	JPMorgan Chase	Short	USD	2.23%	12/30/39	66	(2,481)	785
Naver Corp.	JPMorgan Chase	Short	KRW	2.16%	12/30/39	57	(7,457)	1,202
NetEase, Inc.,	JPMorgan Chase	Short	USD	2.23%	12/30/39	13	(2,878)	(181)
NetEase, Inc.,	Citigroup	Short	USD	(0.18)%	12/30/39	97	(20,393)	(2,438)
Netmarble Games Corp.	Citigroup	Short	KRW	(2.45)%	12/30/39	353	(34,609)	(633)
Netmarble Games Corp.	JPMorgan Chase	Short	KRW	1.24%	12/30/39	179	(19,175)	1,283
Nippon Paint Holdings Co., Ltd.	JPMorgan Chase	Short	JPY	2.15%	12/30/39	700	(26,225)	2,181
Nippon Paint Holdings Co., Ltd.	Citigroup	Short	JPY	(0.40)%	12/30/39	500	(19,052)	1,863
NVIDIA Corp.	JPMorgan Chase	Short	USD	2.23%	12/30/39	64	(9,666)	1,122
Orsted A/S	Citigroup	Short	DKK	(0.25)%	12/30/39	277	(17,308)	(1,219)
Pegatron Corp.	Citigroup	Short	TWD	(0.50)%	12/30/39	2,000	(4,198)	849
PPG Industries, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	125	(13,277)	498
Reckitt Benckiser Group plc	Citigroup	Short	GBP	(0.25)%	12/30/39	139	(11,534)	873
Reckitt Benckiser Group plc	JPMorgan Chase	Short	GBP	2.27%	12/30/39	39	(3,371)	381
Regeneron Pharmaceuticals, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	68	(26,769)	1,371
Remgro, Ltd.	JPMorgan Chase	Short	ZAR	2.02%	12/30/39	50	(652)	(27)
Renesas Electronics Corp.	JPMorgan Chase	Short	JPY	2.15%	12/30/39	400	(3,039)	1,188
Salesforce.com, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	43	(5,822)	(68)
Samsung SDI Co., Ltd	JPMorgan Chase	Short	KRW	2.16%	12/30/39	73	(16,348)	1,972
Saputo, Inc.	JPMorgan Chase	Short	CAD	2.15%	12/30/39	966	(28,066)	306
Sharp Corp.	Citigroup	Short	JPY	(2.00)%	12/30/39	800	(10,177)	2,084
Shenzhou International Group, Ltd.	JPMorgan Chase	Short	HKD	2.21%	12/30/39	1,000	(11,361)	25
Sherwin-Williams Co. (The)	Citigroup	Short	USD	(0.18)%	12/30/39	100	(43,320)	3,974
Sherwin-Williams Co. (The)	Citigroup	Short	USD	2.23%	12/30/39	35	(16,048)	2,277
Square, Inc.	JPMorgan Chase	Short	USD	2.23%	12/30/39	879	(56,440)	7,137
Sunny Optical Technology Group Co., Ltd.	JPMorgan Chase	Short	HKD	2.21%	12/30/39	5,500	(63,284)	14,404
T. Rowe Price Group, Inc.	JPMorgan Chase	Short	USD	2.23%	12/30/39	6	(698)	145
T. Rowe Price Group, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	113	(12,013)	1,581
TAL Education Group	Citigroup	Short	USD	(0.18)%	12/30/39	193	(5,161)	11
TAL Education Group	JPMorgan Chase	Short	USD	2.23%	12/30/39	414	(12,703)	1,657
Tesla, Inc.	JPMorgan Chase	Short	USD	2.23%	12/30/39	104	(30,074)	(4,537)
Thyssenkrupp AG	JPMorgan Chase	Short	EUR	1.77%	12/30/39	1,731	(38,069)	8,288
Thyssenkrupp AG	Citigroup	Short	EUR	(0.25)%	12/30/39	419	(8,805)	1,603
Transurban Group	JPMorgan Chase	Short	AUD	2.22%	12/30/39	1,713	(13,901)	(160)
Ultrapar Participoes SA	JPMorgan Chase	Short	BRL	2.01%	12/30/39	388	(4,290)	(1,050)
Vipshop Holdings, Ltd.	Citigroup	Short	USD	(0.18)%	12/30/39	2,862	(20,143)	4,516

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Reference Entity	Counterparty	Long/ Short	Currency	Financing Rate	Expiration Date	Trade Notional	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Vipshop Holdings, Ltd.	JPMorgan Chase	Short	USD	2.23%	12/30/39	6,747	$(42,165)	$5,326
Volkswagen AG	Citigroup	Short	EUR	(0.25)%	12/30/39	14	(2,385)	156
Volkswagen AG	JPMorgan Chase	Short	EUR	2.24%	12/30/39	101	(16,641)	552
Volkswagen AG	Citigroup	Short	EUR	(0.25)%	12/30/39	60	(9,960)	398
Workday, Inc.	JPMorgan Chase	Short	USD	2.23%	12/30/39	137	(21,820)	(57)
Worldpay, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	195	(15,953)	1,049
Wuxi Biologics Cayman, Inc.	JPMorgan Chase	Short	HKD	1.51%	12/30/39	500	(4,485)	1,282
Wuxi Biologics Cayman, Inc.	Citigroup	Short	HKD	(0.30)%	12/30/39	5,500	(48,768)	13,537
Zhuzhou CSR Times Electric Co., Ltd.	JPMorgan Chase	Short	HKD	2.21%	12/30/39	1,500	(8,073)	(243)
ZTE Corp.	Citigroup	Short	HKD	(1.90)%	12/30/39	1,000	(1,619)	(271)

							$(1,721,684)	$174,516

Option Contracts(a)

At December 31, 2018, the Fund’s over-the-counter options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount(b)	Fair Value

Alphabet, Inc.	JPMorgan Chase	Call	1225.00	USD	1/21/20	669	$819,525	$38,124
Anadarko Petroleum Corp.	Credit Suisse First Boston	Call	67.50	USD	1/21/20	7,067	477,023	11,108
BP plc	UBS Warburg	Call	52.00	USD	6/24/19	34,666	1,802,632	1,443
BP plc	Nomura	Call	43.50	USD	1/21/20	32,800	1,426,800	40,789
Chevron Corp.	UBS Warburg	Call	125.00	USD	1/22/19	10,746	1,343,250	197
ConocoPhillips Co.	UBS Warburg	Call	75.00	USD	6/24/19	18,108	1,358,100	21,897
CVS Health Corp.	JPMorgan Chase	Call	78.50	USD	1/21/20	4,950	388,575	14,970
EURO STOXX 50 Index	UBS Warburg	Call	134.92	EUR	6/21/21	6,489	875,496	6,691
EURO STOXX Bank Index	Barclays Bank	Call	136.97	EUR	3/22/21	6,300	862,911	6,359
Exxon Mobil Corp.	UBS Warburg	Call	95.00	USD	1/22/19	7,306	694,070	—
Facebook, Inc.	UBS Warburg	Call	165.00	USD	9/23/19	11,500	1,897,500	61,105
Halliburton Co.	Citigroup	Call	50.00	USD	1/21/20	13,346	667,300	2,264
J.P. Morgan Chase & Co.	Citigroup	Call	114.50	USD	1/21/20	4,968	568,836	15,689
Johnson & Johnson	Bank of America	Call	155.00	USD	1/21/20	5,018	777,790	13,268
KOSPI 200 Index	Goldman Sachs	Call	302.50	USD	3/15/19	5,549	1,678,573	878
Occidental Petroleum Corp.	UBS Warburg	Call	92.50	USD	6/24/19	16,147	1,493,598	969
Royal Dutch Shell plc	UBS Warburg	Call	77.00	USD	6/24/19	19,788	1,523,676	2,358
Russell 2000 Index	Bank of America	Call	1700.00	USD	3/18/19	1,085	1,844,500	389
Schlumberger, Ltd.	UBS Warburg	Call	90.00	USD	1/22/19	10,576	951,840	—
Schlumberger, Ltd.	UBS Warburg	Call	70.00	USD	1/20/20	11,244	787,080	1,191
SPDR Gold Shares(c)	JPMorgan Chase	Call	120.00	USD	2/19/19	5,955	714,600	17,206
SPDR Gold Shares(c)	Societe Generale	Call	121.00	USD	3/18/19	10,516	1,272,436	32,463
SPDR Gold Shares(c)	Societe Generale	Call	123.00	USD	4/22/19	11,146	1,370,958	33,911
SPDR Gold Shares(c)	Morgan Stanley	Call	120.00	USD	5/20/19	6,045	725,400	30,744
SPDR Gold Shares(c)	Societe Generale	Call	124.00	USD	6/24/19	10,516	1,303,984	41,400
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley	Call	4756.33	JPY	3/16/20	14,063	66,888,269	4,902
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley	Call	4816.24	JPY	9/14/20	11,381	54,813,627	4,800
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley	Call	4894.87	JPY	12/14/20	11,358	55,595,933	4,344
Suncor Energy Inc.	UBS Warburg	Call	45.00	USD	6/24/19	23,428	1,054,260	499
Tokyo Stock Exchange Price Index	Morgan Stanley	Call	1785.00	JPY	3/11/19	78,515	140,149,275	736
Tokyo Stock Exchange Price Index	Bank of America	Call	191.28	JPY	12/16/19	269,219	51,496,210	2,607
Tokyo Stock Exchange Price Index	Morgan Stanley	Call	191.28	JPY	12/16/19	509,036	97,368,406	4,928
Tokyo Stock Exchange Price Index	BNP Paribas	Call	194.04	JPY	3/16/20	363,317	70,498,031	5,212
Tokyo Stock Exchange Price Index	Morgan Stanley	Call	192.04	JPY	4/13/20	323,621	62,148,177	4,910
Total SA	UBS Warburg	Call	70.00	USD	9/23/19	24,693	1,728,510	4,174
S&P 500 Index	Barclays Bank	Put	2350.00	USD	1/21/19	149	350,150	2,583
S&P 500 Index	Barclays Bank	Put	2700.00	USD	1/21/19	1,413	3,815,100	292,358

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount(b)	Fair Value
S&P 500 Index	Barclays Bank	Put	2400.00	USD	1/22/19	180	$432,000	$4,685
S&P 500 Index	Barclays Bank	Put	2400.00	USD	2/01/19	150	360,000	5,494

Total (Cost $1,729,594)								$737,645

At December 31, 2018, the Fund’s over-the-counter options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount(b)	Fair Value

Alphabet, Inc.	JPMorgan Chase	Call	1350.00	USD	1/21/20	669	$903,150	$(20,188)
Anadarko Petroleum Corp.	Credit Suisse First Boston	Call	76.00	USD	1/21/20	7,067	537,092	(6,306)
Apple, Inc.	Barclays Bank	Call	160.00	USD	1/21/19	2,690	430,400	(11,373)
Comcast Corp.	Citigroup	Call	37.50	USD	1/21/20	12,216	458,100	(29,135)
ConocoPhillips Co.	UBS Warburg	Call	85.00	USD	6/24/19	18,108	1,539,180	(4,729)
CVS Health Corp.	JPMorgan Chase	Call	87.50	USD	1/21/20	4,950	433,125	(7,517)
Facebook, Inc.	UBS Warburg	Call	220.00	USD	1/21/20	26,331	5,792,820	(37,733)
J.P. Morgan Chase & Co.	Citigroup	Call	125.50	USD	1/21/20	4,968	623,484	(7,117)
Johnson & Johnson	Bank of America	Call	170.00	USD	1/21/20	5,018	853,060	(5,166)
KOSPI 200 Index	Goldman Sachs	Call	327.50	USD	3/15/19	5,549	1,817,298	(115)
Microsoft Corp.	Barclays Bank	Call	90.00	USD	1/21/19	4,767	429,030	(58,428)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley	Call	5679.90	JPY	3/16/20	14,063	79,876,434	(857)
Tokyo Stock Exchange Price Index	Morgan Stanley	Call	1950.00	JPY	3/11/19	78,515	153,104,250	(91)
Tokyo Stock Exchange Price Index	Bank of America	Call	221.29	JPY	12/16/19	269,219	59,575,473	(470)
Tokyo Stock Exchange Price Index	Morgan Stanley	Call	221.29	JPY	12/16/19	509,036	112,644,576	(889)
Tokyo Stock Exchange Price Index	BNP Paribas	Call	237.47	JPY	3/16/20	363,317	86,276,888	(719)
Tokyo Stock Exchange Price Index	Morgan Stanley	Call	233.87	JPY	4/13/20	323,621	75,685,243	(779)
Total SA	UBS Warburg	Call	75.00	USD	9/23/19	24,693	1,851,975	(1,656)
United Continental Holdings, Inc.	Deutsche Bank	Call	75.00	USD	1/21/19	3,469	260,175	(32,322)
Alphabet, Inc.	JPMorgan Chase	Put	860.00	USD	1/21/20	669	575,340	(30,492)
Anadarko Petroleum Corp.	Credit Suisse First Boston	Put	46.00	USD	1/21/20	7,067	325,082	(57,870)
BP plc	Nomura	Put	28.00	USD	1/21/20	32,800	918,400	(34,732)
CVS Health Corp.	JPMorgan Chase	Put	56.00	USD	1/21/20	4,950	277,200	(19,493)
EURO STOXX 50 Index	UBS Warburg	Put	106.38	EUR	6/21/21	4,268	454,030	(170,340)
EURO STOXX Bank Index	Barclays Bank	Put	110.23	EUR	3/22/21	4,201	463,076	(169,645)
Facebook, Inc.	UBS Warburg	Put	155.00	USD	1/21/20	26,331	4,081,305	(814,059)
Halliburton Co.	Citigroup	Put	35.00	USD	1/21/20	13,346	467,110	(127,496)
J.P. Morgan Chase & Co.	Citigroup	Put	87.25	USD	1/21/20	4,968	433,458	(30,372)
Johnson & Johnson	Bank of America	Put	109.00	USD	1/21/20	5,018	546,962	(23,889)
KOSPI 200 Index	Goldman Sachs	Put	270.00	USD	3/15/19	5,549	1,498,230	(67,901)
S&P 500 Index	Barclays Bank	Put	2200.00	USD	1/21/19	149	327,800	(778)
S&P 500 Index	Barclays Bank	Put	2250.00	USD	1/22/19	180	405,000	(1,391)
S&P 500 Index	Barclays Bank	Put	2250.00	USD	2/01/19	150	337,500	(2,010)
S&P 500 Index	Bank of America	Put	2600.00	USD	3/18/19	599	1,557,400	(92,311)
Schlumberger, Ltd.	UBS Warburg	Put	52.50	USD	1/20/20	11,244	590,310	(198,712)
SPDR Gold Shares(c)	Morgan Stanley	Put	113.00	USD	5/20/19	3,023	341,599	(2,122)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley	Put	3832.77	JPY	3/16/20	14,063	53,900,245	(70,552)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley	Put	3820.96	JPY	9/14/20	7,587	28,989,624	(43,876)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley	Put	3786.60	JPY	12/14/20	7,573	28,675,922	(46,724)
Tokyo Stock Exchange Price Index	Morgan Stanley	Put	1600.00	JPY	3/11/19	78,515	125,624,000	(88,720)
Tokyo Stock Exchange Price Index	Bank of America	Put	156.59	JPY	12/16/19	269,219	42,157,003	(52,243)
Tokyo Stock Exchange Price Index	Morgan Stanley	Put	156.59	JPY	12/16/19	509,036	79,709,947	(98,772)
Tokyo Stock Exchange Price Index	BNP Paribas	Put	155.80	JPY	3/16/20	363,317	56,604,789	(73,472)
Tokyo Stock Exchange Price Index	Morgan Stanley	Put	157.82	JPY	4/13/20	323,621	51,073,866	(75,253)

Total (Premiums $1,673,647)								$(2,618,815)

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

At December 31, 2018, the Fund’s exchange traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount(b)	Fair Value

Amazon.com, Inc.	Call	1780.00	USD	2/19/19	3	$5,340	$(5,190)
Amazon.com, Inc.	Call	1790.00	USD	2/19/19	3	5,370	(4,605)
Amazon.com, Inc.	Call	1800.00	USD	2/19/19	3	5,400	(4,155)
McDonald’s Corp.	Call	185.00	USD	1/22/19	2	370	(176)
Verisign, Inc	Call	170.00	USD	1/22/19	1	170	(39)

Total (Premiums $68,886)							$(14,165)

At December 31, 2018, the Fund’s over-the-counter currency options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount	Fair Value

British Pound Call Currency Option (GBP/USD)	UBS Warburg	Call	1.32	GBP	5/16/19	58,850	$142,517

Total (Cost $190,251)							$142,517

At December 31, 2018, the Fund’s open over-the-counter interest rate swaptions purchased were as follows:

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Expiration Date	Counterparty	Notional Amount		Value	Unrealized Appreciation/ (Depreciation)

3.00%	Semi-annually	3-Month U.S. Dollar LIBOR	Quarterly	3/4/19	Nomura	1,189	USD	$5,160	$(39,684)

Total (Cost $44,844)								$5,160	$(39,684)

At December 31, 2018, the Fund’s open over-the-counter interest rate swaptions written were as follows:(a)

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Expiration Date	Counterparty	Notional Amount		Value	Unrealized Appreciation/ (Depreciation)
2.70%	Semi-annually	3-Month U.S. Dollar LIBOR	Quarterly	3/4/19	Nomura	(1,189)	USD	$(104,357)	$(86,216)

Total (Premiums $18,141)								$(104,357)	$(86,216)

Forward Currency Contracts

At December 31, 2018, the Fund’s open forward currency contracts were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
Japanese Yen	102,084,390	U.S. Dollar	922,057	JPMorgan Chase	1/7/19	$10,000
Japanese Yen	1,642,430	U.S. Dollar	14,877	UBS Warburg	1/7/19	119
Japanese Yen	211,538,820	U.S. Dollar	1,905,000	JPMorgan Chase	1/25/19	29,311
U.S. Dollar	628,128	Australian Dollar	888,000	JPMorgan Chase	1/25/19	2,464
Japanese Yen	210,764,000	U.S. Dollar	1,887,078	Citigroup	1/31/19	41,094
Japanese Yen	161,863,500	U.S. Dollar	1,439,638	JPMorgan Chase	2/14/19	42,690
Japanese Yen	161,863,500	U.S. Dollar	1,439,638	JPMorgan Chase	2/14/19	42,690
European Euro	838,000	U.S. Dollar	957,431	Goldman Sachs	2/15/19	6,296
European Euro	834,000	U.S. Dollar	948,998	Morgan Stanley	2/28/19	11,093
Japanese Yen	129,776,401	U.S. Dollar	1,149,000	Morgan Stanley	3/7/19	41,474
European Euro	825,000	U.S. Dollar	938,374	Morgan Stanley	3/14/19	12,508
Swedish Krona	17,198,882	European Euro	1,664,000	Goldman Sachs	3/21/19	35,519

						$275,258

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
U.S. Dollar	1,636	Japanese Yen	180,000	JPMorgan Chase	1/4/19	$(7)
British Pound	1,296,000	U.S. Dollar	1,691,897	JPMorgan Chase	1/11/19	(39,341)
European Euro	827,000	U.S. Dollar	950,365	Morgan Stanley	1/25/19	(882)
U.S. Dollar	2,055,204	Japanese Yen	227,800,000	Morgan Stanley	1/28/19	(28,321)
Norwegian Krone	6,254,000	U.S. Dollar	754,556	JPMorgan Chase	2/1/19	(29,574)
U.S. Dollar	2,039,625	Japanese Yen	228,149,999	Goldman Sachs	2/4/19	(48,215)
British Pound	1,486,000	U.S. Dollar	1,945,241	JPMorgan Chase	2/15/19	(47,204)
U.S. Dollar	963,545	European Euro	838,000	Morgan Stanley	2/15/19	(181)
British Pound	775,000	U.S. Dollar	1,014,568	JPMorgan Chase	2/21/19	(24,408)
U.S. Dollar	957,157	European Euro	834,000	Deutsche Bank	2/28/19	(2,935)
U.S. Dollar	1,057,330	Brazilian Real	4,122,000	Deutsche Bank	3/1/19	(1,711)
U.S. Dollar	2,137,446	Japanese Yen	238,199,999	Goldman Sachs	3/4/19	(46,994)
South African Rand	16,446,000	U.S. Dollar	1,147,816	Citigroup	3/14/19	(11,855)
U.S. Dollar	946,012	European Euro	825,000	Morgan Stanley	3/14/19	(4,870)
U.S. Dollar	927,341	Japanese Yen	102,050,000	JPMorgan Chase	3/25/19	(10,420)

						$(296,918)

Total Net Forward Currency Contracts						$(21,660)

Swap Agreements

At December 31, 2018, the Fund’s open centrally cleared credit default swap agreements (sell protection) were as follows:

Description	Payment Frequency	Implied Credit Spread at December 31, 2018(d)	Expiration Date	Notional Amount(e)	Fixed Rate	Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

CDX North America High Yield Index Swap Agreement with Series 30	Quarterly	4.14%	6/20/23	$531,318	5.00%	$16,319	$34,127	$(17,808)

						$16,319	$34,127	$(17,808)

Cash of $768,430 has been segregated to cover margin requirements for the following open centrally cleared interest rate swap agreements as of December 31, 2018:

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Expiration Date	Notional Amount		Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
3-Month LIBOR	Quarterly	2.97%	Semi-annually	7/18/25	12,447,470	USD	$177	$207,705	$207,528
0.84%	Annually	6-Month EURIBOR	Semi-annually	2/15/28	1,463,000	EUR	31	(18,345)	(18,376)
0.84%	Annually	6-Month EURIBOR	Semi-annually	2/15/28	1,474,000	EUR	32	(18,453)	(18,485)
0.99%	Annually	6-Month EURIBOR	Semi-annually	10/29/28	7,981,613	EUR	—	(170,415)	(170,415)
3-Month LIBOR	Quarterly	3.20%	Semi-annually	10/29/28	10,098,436	USD	—	435,859	435,859
2.99%	Semi-annually	3-Month LIBOR	Quarterly	7/18/50	2,797,184	USD	89	(62,848)	(62,937)

								$373,503	$373,174

At December 31, 2018, cash of $90,000 was received as collateral for the following over-the-counter total return swap agreements:

Pay/ Receive	Financing Rate	Description	Expiration Date	Counterparty	Notional Amount		Value and Unrealized Appreciation/ (Depreciation)
Pay	0.00%	EURO STOXX Bank Index April Futures	4/30/19	BNP Paribas SA	(574,875)	EUR	$61,806
Pay	0.00%	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/21	BNP Paribas SA	15,520,000	JPY	16,425
Pay	0.00%	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/21	BNP Paribas SA	7,655,000	JPY	9,171

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Pay/ Receive	Financing Rate	Description	Expiration Date	Counterparty	Notional Amount		Value and Unrealized Appreciation/ (Depreciation)
Pay	0.00%	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/21	BNP Paribas SA	4,215,000	JPY	$1,049
Pay	0.00%	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/22	BNP Paribas SA	15,720,000	JPY	15,002
Pay	0.00%	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/22	BNP Paribas SA	7,950,000	JPY	6,679
Pay	0.00%	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/22	BNP Paribas SA	7,970,000	JPY	6,497
Pay	0.00%	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/22	BNP Paribas SA	4,260,000	JPY	739
Pay	0.00%	S&P 500 Index Dividends December Futures	12/18/20	Goldman Sachs	107,944	USD	19,181
Pay	0.00%	S&P 500 Index Dividends December Futures	12/17/21	BNP Paribas SA	133,513	USD	22,963

							$159,512

†	Represents less than 0.05%.

(a)	These securities are held by the AZL BlackRock Global Allocation Fund (the “VIP Subsidiary”).

(b)	Notional amount is expressed as the number of contracts multiplied by the strike price of the underlying asset.

(c)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”).

(d)

Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(e)

The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

Balances Reported in the Consolidated Statement of Assets and Liabilities for Options Written, Forward Currency Contracts and Swap Agreements

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Written options and swaptions	$—	$1,760,674	$54,721	$(1,031,383)	$(2,737,337)
Forward currency contracts	—	—	275,258	(296,918)	(21,660)
Centrally cleared swap agreements(a)	34,456	—	643,387	(288,021)	389,822
Over-the-counter swap agreements	—	—	159,512	—	—

(a)

Includes cumulative unrealized appreciation (depreciation) on these swap agreements as reported in the Consolidated Schedule of Portfolio Investments. Only current day’s variation margin for centrally cleared swap agreements is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in non-affiliates, at cost	$379,918,001
Investments in affiliates, at cost	324,068,396

Investments in non-affiliates, at value*	$379,564,458
Investments in affiliates, at value	330,971,306
Segregated cash for collateral for futures contracts	37,169,319
Segregated cash for collateral on swap agreeements	768,430
Deposits with brokers for securities sold short	1,163,005
Interest and dividends receivable	1,247,087
Foreign currency, at value (cost $63,713)	63,930
Unrealized appreciation on forward currency contracts	275,258
Unrealized appreciation on swap agreements	159,512
Receivable for investments sold	1,051,100
Receivable for capital shares issued	281
Receivable for variation margin on centrally cleared swap agreements	75,118
Receivable for variation margin on futures contracts	101,361
Receivable for variation margin on contracts for differences	7,125
Reclaims receivable	328,426
Prepaid expenses	7,763

Total Assets	752,953,479

Liabilities:
Cash overdraft	69,666
Cash received as collateral for swap agreements	90,000
Written options and swaptions (Proceeds received $1,760,675)	2,737,337
Unrealized depreciation on forward currency contracts	296,918
Payable for investments purchased	1,423,199
Payable for collateral received on loaned securities	11,159,870
Payable for capital shares redeemed	55,060
Securities sold short (Proceeds received $1,002,437)	787,417
Payable for variation margin on futures contracts	154,783
Payable for variation margin on contracts for differences	8,445
Payable for variation margin on centrally cleared swap agreements	32,216
Interest payable on securities sold short	4,285
Accrued foreign taxes	37,925
Manager fees payable	300,299
Administration fees payable	6,520
Distribution fees payable	79,057
Custodian fees payable	8,175
Administrative and compliance services fees payable	7,737
Transfer agent fees payable	712
Trustee fees payable	1,261
Other accrued liabilities	203,427

Total Liabilities	17,464,309

Net Assets	$735,489,170

Net Assets Consist of:
Paid in capital	$671,078,999
Total distributable earnings	64,410,171

Net Assets	$735,489,170

Shares of beneficial interest (unlimited number of shares authorized, no par value)	63,288,343
Net Asset Value (offering and redemption price per share)	$11.62

*	Includes securities on loan of $10,901,916.

Consolidated Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends from affiliates	$7,177,333
Dividends from non-affiliates	5,464,534
Interest	4,596,761
Income from securities lending	53,199
Foreign withholding tax	(295,336)

Total Investment Income	16,996,491

Expenses:
Manager fees	3,809,991
Administration fees	214,963
Distribution fees	1,003,021
Custodian fees	205,663
Administrative and compliance services fees	20,376
Transfer agent fees	11,795
Trustee fees	63,664
Professional fees	55,063
Shareholder reports	29,126
Dividends on securities sold short	22,298
Other expenses	95,041

Net expenses	5,531,001

Net Investment Income/(Loss)	11,465,490

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	12,300,949
Net realized gains/(losses) on affiliated securities	2,458,499
Net realized gains/(losses) on futures contracts	(568,634)
Net realized gains/(losses) on contracts for differences	25,530
Net realized gains/(losses) on written options contracts	447,873
Net realized gains (losses) on securities held short	165,619
Net realized gains/(losses) on swap agreements	(12,099)
Net realized gains/(losses) on forward currency contracts	(700,813)
Change in net unrealized appreciation/depreciation on securities	(45,748,189)
Change in net unrealized appreciation/depreciation on affiliated securities	(22,690,543)
Change in net unrealized appreciation/depreciation on futures contracts	(554,549)
Change in net unrealized appreciation/depreciation contracts for differences	174,516
Change in net unrealized appreciation/depreciation on written option contracts	(1,438,114)
Change in net unrealized appreciation/depreciation on securities held short	215,020
Change in net unrealized appreciation/depreciation on swap agreements	(562,836)
Change in net unrealized appreciation/depreciation on forward currency contracts	(276,672)
Change in accrued foreign tax liability	7,909

Net realized and Change in net unrealized gains/losses on investments	(56,756,534)

Change in Net Assets Resulting From Operations	$(45,291,044)

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$11,465,490	$7,996,110
Net realized gains/(losses) on investments	14,116,924	25,099,254
Change in unrealized appreciation/depreciation on investments	(70,873,458)	57,180,746

Change in net assets resulting from operations	(45,291,044)	90,276,110

Distributions to Shareholders:(a)
Distributions	(15,884,365)	(3,178,036)

Change in net assets resulting from distributions to shareholders	(15,884,365)	(3,178,036)

Capital Transactions:
Proceeds from shares issued	7,902,972	8,651,752
Proceeds from dividends reinvested	15,884,365	3,178,036
Value of shares redeemed	(61,287,105)	(79,282,868)

Change in net assets resulting from capital transactions	(37,499,768)	(67,453,080)

Change in net assets	(98,675,177)	19,644,994
Net Assets:(a)
Beginning of period	834,164,347	814,519,353

End of period	$735,489,170	$834,164,347

Share Transactions:
Shares issued	631,927	710,754
Dividends reinvested	1,320,396	258,587
Shares redeemed	(4,935,276)	(6,584,146)

Change in shares	(2,982,953)	(5,614,805)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Consolidated Financial Statements.

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$12.59	$11.33	$11.69	$12.22	$12.02

Investment Activities:
Net Investment Income/(Loss)	0.18	0.11	0.10	0.07	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	(0.90)	1.20	0.27	(0.26)	0.16

Total from Investment Activities	(0.72)	1.31	0.37	(0.19)	0.26

Distributions to Shareholders From:
Net Investment Income	(0.18)	(0.05)	(0.31)	(0.14)	—	(a)
Net Realized Gains	(0.07)	—	(0.42)	(0.20)	(0.06)

Total Dividends	(0.25)	(0.05)	(0.73)	(0.34)	(0.06)

Net Asset Value, End of Period	$11.62	$12.59	$11.33	$11.69	$12.22

Total Return(b)	(5.77)%	11.54%	3.34%	(1.57)%	2.18%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$735,489	$834,164	$814,519	$830,363	$818,435
Net Investment Income/(Loss)	1.43%	0.97%	0.85%	0.67%	0.96%
Expenses Before Reductions*(c)	0.69%	0.71%	1.11%	1.18%	1.18%
Expenses Net of Reductions*	0.69%	0.71%	1.11%	1.18%	1.18%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly*	0.69%	0.71%	1.11%	1.18%	1.18	%(d)
Portfolio Turnover Rate	39%	40%	91%	64%	61%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Represents less than $0.005.

(b)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)

Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remitted a portion of the brokerage commission which were used to pay certain Fund expenses. The Fund ceased participation in the program in June 2014.

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP BlackRock Global Strategy Plus Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Consolidation of Subsidiaries

During the year ended December 31, 2018, the Fund primarily invested in shares of another mutual fund managed by the Manager, the AZL BlackRock Global Allocation Fund (the “VIP Subsidiary”), a wholly-owned and controlled subsidiary of the Fund. As of December 31, 2018, the Fund’s aggregate investment in the VIP Subsidiary was $368,098,344, representing 50.1% of the Fund’s net assets.

The VIP Subsidiary’s primary vehicle for gaining exposure to the commodities markets is through investment in the AZL Cayman Global Allocation Fund I, Ltd. (the “Cayman Subsidiary”), a wholly-owned and controlled subsidiary of the VIP Subsidiary formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiaries’ financial statements, including its investments, and its operating results have been consolidated with those of the Fund which includes the consolidation of the Cayman Subsidiary. All intercompany transactions have been eliminated.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies on statement of operations. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2018

Floating Rate Loans

The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. These loans are made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates are variable and are tied to a benchmark lending rate. Loans involve a risk of loss in case of default or insolvency of the financial intermediaries who are parties to the transactions. A Fund records an investment when the borrower withdraws money and records the interest as earned.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When the Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Bank Loans

The Fund may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Consolidated Schedule of Portfolio of Investments. All or a portion of any bank loans may be unfunded. The portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the portfolio must have funds sufficient to cover its contractual obligation.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2018 are presented on the Fund’s Consolidated Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested in short-term investments that have a remaining maturity of 397 days or less, similar to investments held in compliance with Rule 2a-7 under the 1940 Act. Included in short-term investments may be investments in overnight repurchase agreements that are collateralized at 102% with securities issued by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government, or other approved issuers. The securities purchased with cash collateral received are reflected in the Fund’s Consolidated Schedule of Portfolio Investments under Short-Term Securities Held as Collateral for Securities on Loan. Short-term securities held as collateral for securities on loan are valued at amortized cost which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security. These are typically categorized as Level 2 in the fair value hierarchy, as defined in Note 4. Income earned on these investments is included in “Income from securities lending” on the Consolidated Statement of Operations.

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2018

The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $5,389 during the year ended December 31, 2018. These fees have been netted against “Income from securities lending” on the Consolidated Statement of Operations. The Fund had securities lending transactions of $11,130,249 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2018. At December 31, 2018, there were no master netting provisions in the securities lending agreement.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2018, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Consolidated Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2018, the Fund entered into forward currency contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. For the year ended December 31, 2018, the monthly average notional amount for long contracts was $22.1 million and the monthly average notional amount for short contracts was $11.1 million. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Consolidated Statement of Operations.

Futures Contracts

During the year ended December 31, 2018, the Fund used futures contracts to gain exposure to, or economically hedge against changes in the value of equity securities. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2018, the monthly average notional amount for long contracts was $40.7 million and the monthly average notional for short contracts was $10.1 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Consolidated Statement of Operations.

Contracts for Difference

The Fund may invest in Contracts for Difference (“CFD”). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2018

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced. The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies. For the year ended December 31, 2018, the monthly average notional amount on contracts for differences was $0.2 million. Realized gains and losses are reported as “Net realized gains/(losses) on contracts for differences” on the Consolidated Statement of Operations.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2018, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Consolidated Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises their option. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in interest rates.

For the year ended December 31, 2018, the monthly average notional amount for written options contracts was $39.2 million. Realized gains and losses are reported as “Net realized gains/(losses) on written options contracts” on the Consolidated Statement of Operations.

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The Fund may enter into swap agreements to manage its exposure to market, interest rate, foreign currencies and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. For OTC swaps, payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the OTC swap. A liquidation payment received or made at the termination of the OTC swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Upon entering a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or assets determined to be liquid (the amount is subject to the clearing organization that clears the trade). Daily changes in valuation of centrally cleared swaps, if any, are reported as “Payable/Receivable for variation margin on centrally cleared swap agreements” on the Consolidated Statement of Operations.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to the Fund.

The notional amounts reflect the extent of the total investment exposure the Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Consolidated Schedule of Portfolio Investments. The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as OTC swap contracts, entered into by the Fund, through the VIP Subsidiary or Cayman Subsidiary, and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding OTC swap transactions under the applicable ISDA Master Agreement.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2018, the Fund entered into centrally cleared interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The monthly average gross notional amount for interest rate swaps was $37.9 million for the year ended December 31, 2018.

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate. The monthly average gross notional amount for currency swaps was $2.2 million for the year ended December 31, 2018.

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2018

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The monthly average gross notional amount for total return swaps was $2.6 million for the year ended December 31, 2018.

Credit default swap agreements may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront, periodic, or daily stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront, periodic, or daily payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owed to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

As of December 31, 2018, the Fund entered into OTC and centrally cleared credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The monthly average gross notional amount for credit default swaps was $0.3 million for the year ended December 31, 2018.

Summary of Derivative Instruments

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts	$288,189	Payable for variation margin on futures contracts	$1,025,790

Contracts for differences	Receivable for variation margin on contracts for differences	197,043	Payable for variation margin on contracts for differences	22,527

Options Contracts			Written Options	2,632,980

Total Return Swap Agreements	Unrealized appreciation on swap agreements	159,512	Unrealized depreciation on swap agreements	—

Credit Risk

Centrally Cleared Credit Default Swap Agreements	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	17,808

Interest Rate Risk

Futures Contracts	Receivable for variation margin on futures contracts*	422,682	Payable for variation margin on futures contracts*	37,811

Interest Rate Swap Agreements	Unrealized appreciation on swap agreements*	643,387	Unrealized depreciation on swap agreements*	270,213

Swaption Contracts			Written Options	104,357

Foreign Exchange Risk

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	275,258	Unrealized depreciation on forward currency contracts	296,918

*

Includes cumulative appreciation/depreciation of futures contracts and contracts for differences and cumulative unrealized gain (loss) on these swap agreements as reported in the Consolidated Schedule of Portfolio Investments. Only current day’s variation margin for both futures contracts and these centrally cleared swap agreements are reported within the Consolidated Statement of Assets and Liabilities.

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2018

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

	Net Realized Gains/(Losses)
	on Derivatives Recognized as a Result from Operations
	Net Realized Gains/(Losses) on Futures Contracts	Net Realized Gains/(Losses) on Contracts for differences	Net Realized Gains/(Losses) on Swap Agreements	Net Realized Gains/(Losses) on Written Option Contracts	Net Realized Gains/(Losses) on Forward Currency Contracts

Equity Risk	$175,417	25,530	$580,832	$455,321	$—
Credit Risk	—	—	(28,151)	—	—
Interest Rate Risk	(744,051)	—	(25,545)	(181,404)	—
Foreign Exchange Rate Risk	—	—	(539,235)	173,956	700,813

	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result from Operations
	Change in Net Unrealized Appreciation/ Depreciation on Futures Contracts	Change in Net Unrealized Appreciation/ Depreciation on Contracts for Differences	Change in Net Unrealized Appreciation/ Depreciation on Swap Agreements	Change in Net Unrealized Appreciation/ Depreciation on Written Option Contracts	Change in Net Unrealized Appreciation/ Depreciation on Forward Currency Contracts

Equity Risk	$(1,052,757)	174,516	$(661,008)	$(1,142,413)	$—
Credit Risk	—	—	5,125	—	—
Interest Rate Risk	498,208	—	293,470	(203,293)	—
Foreign Exchange Rate Risk	—	—	(200,423)	(92,408)	(276,672)

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Consolidated Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2018. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Consolidated Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Consolidated Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018.

As of December 31, 2018, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward currency contracts	$275,258	$296,918
Futures contracts	—	53,522
Contracts for differences	—	1,320
Option contracts	—	2,737,337
Swap agreements	234,630	32,216

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	509,888	3,121,313
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(75,118)	(101,223)

Total assets and liabilities subject to a MNA	$434,770	$3,020,090

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2018:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets

BNP Paribas SA	$140,331	$(74,191)	$—	$(66,140)	$—
Citigroup	41,094	(41,094)	—	—	—
Goldman Sachs	60,996	(60,996)	—	—	—
JPMorgan Chase	127,155	(127,155)	—	—	—
Morgan Stanley	65,075	(65,075)	—	—	—
UBS Warburg	119	(119)	—	—	—

Total	$434,770	$(368,630)	$—	$(66,140)	$—

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2018

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2018:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities

Bank of America	$174,079	$—	$—	$(174,079)	$—
Barclays Bank	243,625	—	—	—	243,625
BNP Paribas SA	74,191	(74,191)	—	—	—
Citigroup	205,975	(41,094)	—	—	164,881
Credit Suisse First Boston	64,176	—	—	—	64,176
Deutsche Bank	36,968	—	—	—	36,968
Goldman Sachs	163,225	(60,996)	—	—	102,229
JPMorgan Chase	228,644	(127,155)	—	—	101,489
Morgan Stanley	462,889	(65,075)	—	—	397,814
Nomura	139,089	—	—	—	139,089
UBS Warburg	1,227,229	(119)	—	—	1,227,110

Total	$3,020,090	$(368,630)	$—	$(174,079)	$2,477,381

*

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Consolidated Statement of Assets and Liabilities.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Fund’s financial statements.

In August 2018, FASB issued ASU No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Consolidated Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Consolidated Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$(3,178,036)
From net realized gains	—

Change in net assets resulting from distributions to shareholders	$(3,178,036)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Consolidated Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

For the year ended December 31, 2018, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL MVP BlackRock Global Strategy Plus Fund	0.10%	0.15%
AZL BlackRock Global Allocation Fund	0.75%	1.19%

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2018

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Consolidated Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Consolidated Statement of Operations. During the year ended December 31, 2018, there were no voluntary waivers.

	Fair Value 12/31/17	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value 12/31/18	Shares as of 12/31/2018	Dividend Income

AZL Enhanced Bond Index Fund	$228,562,361	$7,733,243	$(19,949,641)	$(783,761)	$(5,555,830)	$210,006,372	19,830,630	$4,741,531
AZL MSCI Global Equity Index Fund	146,445,694	2,537,199	(14,125,506)	3,242,260	(17,134,713)	120,964,934	12,060,312	2,435,800

	$375,008,055	$10,270,442	$(34,075,147)	$2,458,499	$(22,690,543)	$330,971,306	31,890,942	$7,177,331

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $22,213 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.
Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2018

price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. The Fund generally values index options at the average of the closing bid and ask quotations on the principal exchange on which the option is traded and are typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Forward currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Non exchange-traded derivatives, such as swaps and certain options, are generally valued by approved independent pricing services utilizing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks+
Aerospace & Defense	$2,031,649	$2,088,707	$—	$4,120,356
Air Freight & Logistics	106,626	—	—	106,626
Airlines	2,658,519	2,031,952	—	4,690,471
Auto Components	17,323	3,925,977	—	3,943,300
Automobiles	27,329	3,989,331	—	4,016,660
Banks	8,018,735	2,965,679	—	10,984,414
Beverages	191,454	1,886,825	—	2,078,279
Biotechnology	2,857,069	—	—	2,857,069
Building Products	255,987	684,101	—	940,088
Capital Markets	3,190,711	—	—	3,190,711
Chemicals	4,205,291	5,586,533	—	9,791,824
Commercial Services & Supplies	16,997	9,804	—	26,801
Communications Equipment	116,688	71,571	—	188,259
Construction & Engineering	—	954,861	—	954,861
Construction Materials	7,048	197,830	—	204,878
Consumer Finance	67,379	—	—	67,379
Containers & Packaging	27,625	—	—	27,625
Distributors	—	65,430	—	65,430
Diversified Consumer Services	15,073	—	—	15,073
Diversified Financial Services	230,723	192,102	—	422,825
Diversified Telecommunication Services	1,702,297	2,829,977	—	4,532,274
Electric Utilities	3,051,079	1,507,588	—	4,558,667
Electrical Equipment	110,214	1,584,987	—	1,695,201
Electronic Equipment, Instruments & Components	44,922	1,765,826	—	1,810,748
Energy Equipment & Services	339,142	—	—	339,142
Entertainment	805,233	121,994	—	927,227
Equity Real Estate Investment Trusts	787,594	698,053	—	1,485,647
Food & Staples Retailing	191,684	229,943	—	421,627
Food Products	123,016	7,944,187	—	8,067,203
Gas Utilities	—	1,354,487	—	1,354,487
Health Care Equipment & Supplies	491,681	5,271,826	—	5,763,507
Health Care Providers & Services	9,740,463	3,468,623	—	13,209,086

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2018

Investment Securities:	Level 1	Level 2	Level 3		Total
Health Care Technology	$—	$340,248	$—		$340,248
Hotels, Restaurants & Leisure	2,250,768	1,895,032	—		4,145,800
Household Durables	—	300,112	—		300,112
Household Products	3,798,369	19,387	—		3,817,756
Independent Power and Renewable Electricity Producers	799,652	—	—		799,652
Industrial Conglomerates	26,669	339,604	—		366,273
Insurance	3,661,856	893,701	—		4,555,557
Interactive Media & Services	7,884,979	2,029,647	—		9,914,626
Internet & Direct Marketing Retail	4,384,047	81,384	—		4,465,431
IT Services	2,314,471	66,156	—		2,380,627
Life Sciences Tools & Services	197,881	—	—		197,881
Machinery	946,537	1,587,555	—		2,534,092
Media	9,846,324	1,131,800	—		10,978,124
Metals & Mining	1,193,586	715,494	—		1,909,080
Multiline Retail	1,673,457	—	—		1,673,457
Multi-Utilities	795,356	138,513	—		933,869
Oil, Gas & Consumable Fuels	15,687,447	6,296,919	—		21,984,366
Paper & Forest Products	5,444	2,752	206,782		214,978
Personal Products	567,421	69,631	—		637,052
Pharmaceuticals	8,426,990	3,214,878	—		11,641,868
Professional Services	—	11,033	—		11,033
Real Estate Management & Development	67,523	4,196,345	—		4,263,868
Road & Rail	172,976	2,180,405	—		2,353,381
Semiconductors & Semiconductor Equipment	1,535,605	958,634	—		2,494,239
Software	8,529,009	59,006	3,081,884		11,669,899
Specialty Retail	331,811	903,233	—		1,235,044
Technology Hardware, Storage & Peripherals	6,847,897	53,082	—		6,900,979
Textiles, Apparel & Luxury Goods	61,298	74,748	—		136,046
Thrifts & Mortgage Finance	—	1,199,360	—		1,199,360
Tobacco	3,283,107	1,067,028	—		4,350,135
Trading Companies & Distributors	—	1,550	—		1,550
Transportation Infrastructure	—	326,492	—		326,492
Wireless Telecommunication Services	46,014	3,996,815	—		4,042,829
Preferred Stocks
Banks	533,004	55,500	—		588,504
Chemicals	4,450	—	—		4,450
Consumer Finance	364,457	—	—		364,457
Health Care Providers & Services	—	—	352,616		352,616
Software	—	—	628,410		628,410
Technology Hardware, Storage & Peripherals	—	24,933	—		24,933
Convertible Preferred Stocks	—	1,335,100	—		1,335,100
Private Placements
Household Durables	—	—	—	#	—
Internet Software & Services	—	—	386,218		386,218
Convertible Bonds	—	698,215	—		698,215
Bank Loans	—	634,064	—		634,064
Corporate Bonds+	—	13,581,390	—		13,581,390
Foreign Bonds+	—	16,180,335	—		16,180,335
Yankee Dollars+
Paper & Forest Products	—	—	794,040		794,040
Other Yankee Dollars+	—	5,899,222	—		5,899,222
U.S. Treasury Obligations	—	103,437,943	—		103,437,943
Purchased Options	—	880,162	—		880,162
Purchased Swaptions	—	5,160	—		5,160

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2018

Investment Securities:	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$4,745,465	$—	$—	$4,745,465
Short-Term Securities Held as Collateral for Securities on Loan	—	11,159,870	—	11,159,870
Affiliated Investment Company	330,971,306	—	—	330,971,306
Unaffiliated Investment Company	2,230,455	—	—	2,230,455

Total Investment Securities	$465,615,182	$239,470,632	$5,449,950	$710,535,764

Securities Sold Short	(128,815)	(658,602)	—	(787,417)
Other Financial Instruments:*
Futures Contracts	(352,728)	—	—	(352,728)
Contracts for Differences	174,516	—	—	174,516
Written Options	(14,165)	(2,618,815)	—	(2,632,980)
Written Swaptions	—	(104,357)	—	(104,357)
Forward Currency Contracts	—	(21,660)	—	(21,660)
Centrally Cleared Credit Default Swaps	—	(17,808)	—	(17,808)
Centrally Cleared Interest Rate Swaps	—	373,174	—	373,174
Over-the-Counter Total Return Swaps	—	159,512	—	159,512

Total Investments	$465,293,990	$236,582,076	$5,449,950	$707,326,016

+	For detailed industry descriptions, see the accompanying Consolidated Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2018.

*

Other Financial Instruments would include any derivative instruments, such as futures contracts, contracts for differences, written options, forward currency contracts and swaps. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment except futures contracts, contracts for differences and centrally cleared interest rate swaps which are presented at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MVP BlackRock Global Strategy Plus Fund	$557,938,484	$600,522,183

For the year ended December 31, 2018, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL MVP BlackRock Global Strategy Plus Fund	$342,903,719	$321,830,248

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2018 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets

Domo, Inc., Class B	4/1/15	$1,218,215	$9,632	$189,076	0.03%
Fieldwood Energy LLC	3/13/18	81,305	3,485	132,430	0.02%
Fieldwood Energy LLC	4/25/18	247,017	941	35,758	0.00%
Grand Rounds, Inc., Series C	3/31/15	399,608	143,925	352,616	0.05%
Inversiones Alsacia SA, 8.00%, 12/31/18	12/22/14	420,057	517,099	5,171	0.00%
Lookout, Inc.	3/4/15	63,364	5,547	111	0.00%
Lookout, Inc. Preferred Shares, Series F	9/19/14	730,222	63,925	386,107	0.05%
Palantir Technologies, Inc., Series I	3/27/14	712,042	116,157	628,409	0.09%
Quintis Pty, Ltd.	10/25/18	316,328	386,370	206,782	0.03%
Uber Technologies, Inc.	3/21/14	1,063,120	68,532	3,081,884	0.41%

(a)	Acquisition date represents the initial purchase date of the security.

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2018

7. Investment Risks

Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Commodities-Related Investment Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The U.S. Commodities Futures Trading Commission has proposed changes to certain of its rules governing investment in commodities by mutual funds, such as the Fund. In the event these changes are adopted, or if there are changes in the tax treatment of the Fund’s direct and indirect investments in commodities, the Fund may be unable to obtain exposure to commodity markets, or may be limited in the extent to which or manner in which it can obtain such exposure.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Security Quality Risk (also known as “High Yield Risk”): The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

Short Sale Risk: The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $702,389,267. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$36,575,562
Unrealized (depreciation)	(32,951,653)

Net unrealized appreciation/(depreciation)	$3,623,909

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2018

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP BlackRock Global Strategy Plus Fund	$15,782,716	$101,649	$15,884,365

(a)	Total distributions paid may differ from the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP BlackRock Global Strategy Plus Fund	$3,178,036	$—	$3,178,036

(a)	Total distributions paid may differ from the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MVP BlackRock Global Strategy Plus Fund	$19,848,933	$41,301,818	$—	$3,425,896	$64,576,647

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on foreign currency gains or losses, wash sales, mark-to-market of passive foreign investment companies and straddles.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 85% of the Fund. As of December 31, 2018, the Fund had a controlling interest (in excess of 50%) in the AZL MSCI Global Equity Index Fund, which is affiliated with the Investment

Adviser.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL MVP BlackRock Global Strategy Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MVP BlackRock Global Strategy Plus Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 27, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 24.18% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $4,177,181.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $101,649.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory Agreement — October 23, 2018 (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Management Agreement was approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds that have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2018 was available, one was in the top 40%, three were in the middle 20%, and one was in the bottom 40%. Only one of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2018, for the eight Funds for which three-year performance information was available, four Funds were in the top 40%, three Funds were in the middle 20%, and one Fund was in the bottom 40%. For the 12 Funds for which one-year performance information was available, for the one-year period ended June 30, 2018, seven Funds were in the top 40%, three Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the six Funds for which five-year performance information was available, for the five-year period ended June 30, 2018, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which three-year performance information was available, for the three-year period ended June 30, 2018, five Funds were in the top 40%, two Funds were in the middle 20%, and one was in the bottom 40%. For the 10 Funds for which one-year performance was available, for the one-year period ended June 30, 2018, six Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 48th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 8th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 11th percentile. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 10th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Dynamic Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Dynamic Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2018, were approximately $11.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.6 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the same effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® MVP DFA Multi-Strategy Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP DFA Multi-Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP DFA Multi-Strategy Fund.

What factors affected the Fund’s performance for year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® MVP DFA Multi-Strategy Fund (the “Fund”) returned -6.22%. That compared to a -4.38%, 0.01% and a -2.26% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Moderate Composite Index1, respectively.

The Fund is a fund of funds that pursues broad diversification across three equity sub-portfolios and one fixed income sub-portfolio. The four underlying portfolios are managed by Dimensional Fund Advisors. Generally, the Fund allocates 50% to 70% of its assets to the underlying equity funds and between 30% and 50% to the underlying fixed-income fund. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

U.S. equities sustained a brief period of volatility during the first quarter, but still managed to post healthy gains for the first three quarters of the year. Markets gained on strong economic data coupled with positive earnings growth. However, volatility increased significantly in the fourth quarter as investors became concerned with continued Federal Reserve Board (the Fed) rate hikes, political and economic uncertainty, and contentious trade negotiations. The S&P 500 Index returned -4.38% for the year, while the S&P 400 Index2 returned -11.08% and the S&P 600 Index3 returned -8.48%. Growth stocks sharply outperformed value stocks during the year, although this trend reversed during the fourth quarter.

International developed market equities, as measured by the MSCI EAFE Index (net)4, returned -13.79% for the year, underperforming U.S. equities in general. However, international developed market equities generally outperformed their U.S. counterparts during the volatile fourth quarter.

The U.S. bond market ended the year flat, with the Bloomberg Barclays U.S. Aggregate Bond Index gaining just 0.01%, although this return masks a good deal of activity in fixed income markets during the 12-month period. Treasury yields rose during the first three quarters, then the yield curve flattened dramatically during the fourth quarter, leaving the intermediate part of the curve inverted. Investment grade corporate spreads widened sharply during the year, as investors became more risk averse, especially during the fourth quarter. The Fed hiked rates four times during the year.

The Fund, which invests in both U.S. and international markets, underperformed its composite benchmark in 2018. The Fund’s strategic allocation to international equities detracted, as international equities underperformed U.S. equities. The Fund further underperformed due to its strategic allocation to U.S. mid- and small-cap equities, which underperformed U.S. large-cap equities during 2018, as well as its bias toward value stocks, which generally underperformed growth stocks.*

Within the Fund’s fixed income holdings, the Fund’s shorter duration positioning contributed to returns relative to the Bloomberg Barclays U.S. Aggregate Bond Index, as longer-dated fixed income securities underperformed their shorter-dated counterparts. Compared to the Fund’s fixed income benchmark, the Fund benefited by holding currency-hedged exposure to non-US bonds.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review. The MVP risk management process generally maintained a neutral equity allocation for most of the year relative to its target. However, as market volatility increased at the very end of the year, and after stocks had already declined significantly, the MVP risk management process reduced equity exposure. During the short period remaining in the year, this reduced equity exposure detracted from relative performance as stocks rallied in the final days of the period.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]

The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition.

[3]

The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[4]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

The indexes defined above are unmanaged. Investors cannot invest directly in an index.

1

AZL® MVP DFA Multi-Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of DFA Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near future, which may increase the Fund’s exposure to risks related to rising rates.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

			Since
	1	3	Inception
	Year	Year	(4/27/15)
AZL® MVP DFA Multi-Strategy Fund	-6.22%	4.80%	2.45%
S&P 500 Index	-4.38%	9.26%	7.01%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	1.32%
Moderate Composite Index	-2.26%	6.52%	4.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP DFA Multi-Strategy Fund	1.16%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager voluntarily reduced the management fee to 0.10% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.15% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.30%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Fund and the Moderate Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) S&P 500 and (40%) Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP DFA Multi-Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP DFA Multi-Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MVP DFA Multi-Strategy Fund	$1,000.00	$929.70	$0.73	0.15%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MVP DFA Multi-Strategy Fund	$1,000.00	$1,024.45	$0.77	0.15%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Domestic Equity Funds	43.4%

Fixed Income Funds	39.8

International Equity Funds	11.9

Money Markets	0.1

Total Investment Securities	95.2

Net other assets (liabilities)	4.8

Net Assets	100.0%

3

AZL MVP DFA Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Affiliated Investment Companies (95.1%):
Domestic Equity Funds (43.4%):
2,599,573	AZL DFA U.S. Core Equity Fund	$29,427,162
798,811	AZL DFA U.S. Small Cap Fund	8,139,889

		37,567,051

Fixed Income Funds (39.8%):
3,438,436	AZL DFA Five-Year Global Fixed Income Fund	34,590,662

International Equity Funds (11.9%):
1,115,771	AZL DFA International Core Equity Fund	10,265,090

Total Affiliated Investment Companies (Cost $82,195,222)		82,422,803

Shares		Fair Value
Unaffiliated Investment Company (0.1%):
Money Markets (0.1%):
123,391	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%	$123,391

Total Unaffiliated Investment Company (Cost $123,391)		123,391

Total Investment Securities (Cost $82,318,613) — 95.2%(a)		82,546,194
Net other assets (liabilities) — 4.8%		4,054,389

Net Assets — 100.0%		$86,600,583

Percentages indicated are based on net assets as of December 31, 2018.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $4,122,519 has been segregated to cover margin requirements for the following open contracts as of December 31, 2018:

Short Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/15/19	32	$(4,008,320)	$(127,227)

				$(127,227)

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/20/19	13	$1,586,203	$37,663

				$37,663

Total Net Futures Contracts				$(89,564)

See accompanying notes to the financial statements.

4

AZL MVP DFA Multi-Strategy Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in non-affiliates, at cost	$123,391
Investments in affiliates, at cost	82,195,222

Investments in non-affiliates, at value	$123,391
Investments in affiliates, at value	82,422,803
Segregated cash for collateral	4,122,519
Interest and dividends receivable	7,530
Receivable for capital shares issued	7,732
Receivable for variation margin on futures contracts	109
Prepaid expenses	976

Total Assets	86,685,060

Liabilities:
Payable for affiliated investments purchased	61,750
Payable for capital shares redeemed	3,879
Manager fees payable	8,194
Administration fees payable	5,820
Custodian fees payable	295
Administrative and compliance services fees payable	381
Transfer agent fees payable	539
Trustee fees payable	146
Other accrued liabilities	3,473

Total Liabilities	84,477

Net Assets	$86,600,583

Net Assets Consist of:
Paid in capital	$84,364,798
Total distributable earnings	2,235,785

Net Assets	$86,600,583

Shares of beneficial interest (unlimited number of shares authorized, no par value)	8,131,555
Net Asset Value (offering and redemption price per share)	$10.65

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends from affiliates	$842,795
Interest	74,198
Dividends from non-affiliates	1,630

Total Investment Income	918,623

Expenses:
Manager fees	172,762
Administration fees	53,759
Custodian fees	2,734
Administrative and compliance services fees	1,457
Transfer agent fees	5,408
Trustee fees	4,578
Professional fees	3,938
Shareholder reports	2,383
Other expenses	831

Total expenses before reductions	247,850
Less expenses voluntarily waived/reimbursed by the Manager	(86,379)
Less expense contractually waived/reimbursed by the Manager	(32,488)

Net expenses	128,983

Net Investment Income/(Loss)	789,640

Net realized and Change in net unrealized gains/losses on investments
Net realized gains/(losses) on affiliated underlying funds	424,311
Net realized gains distributions from affiliated underlying funds	1,458,320
Net realized gains/(losses) on futures contracts	(289,751)
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(8,186,298)
Change in net unrealized appreciation/depreciation on futures contracts	(118,762)

Net realized and Change in net unrealized gains/losses on investments	(6,712,180)

Change in Net Assets Resulting From Operations	$(5,922,540)

See accompanying notes to the financial statements.

5

AZL MVP DFA Multi-Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$789,640	$628,282
Net realized gains/(losses) on investments	1,592,880	1,251,994
Change in unrealized appreciation/depreciation on investments	(8,305,060)	5,892,528

Change in net assets resulting from operations	(5,922,540)	7,772,804

Distributions to Shareholders:(a)
Distributions	(1,931,934)	(347,210)

Change in net assets resulting from distributions to shareholders	(1,931,934)	(347,210)

Capital Transactions:
Proceeds from shares issued	25,192,387	26,450,692
Proceeds from dividends reinvested	1,931,934	347,210
Value of shares redeemed	(10,425,833)	(9,792,574)

Change in net assets resulting from capital transactions	16,698,488	17,005,328

Change in net assets	8,844,014	24,430,922
Net Assets:(a)
Beginning of period	77,756,569	53,325,647

End of period	$86,600,583	$77,756,569

Share Transactions:
Shares issued	2,154,661	2,416,058
Dividends reinvested	169,766	31,168
Shares redeemed	(897,570)	(891,700)

Change in shares	1,426,857	1,555,526

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

AZL MVP DFA Multi-Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	April 27, 2015 to December 31, 2015(a)

Net Asset Value, Beginning of Period	$11.60	$10.36	$9.50	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.08	0.09	0.05	(0.01)
Net Realized and Unrealized Gains/(Losses) on Investments	(0.79)	1.21	0.81	(0.49)

Total from Investment Activities	(0.71)	1.30	0.86	(0.50)

Distributions to Shareholders From:
Net Investment Income	(0.08)	(0.05)	—	—
Net Realized Gains	(0.16)	(0.01)	—	—

Total Dividends	(0.24)	(0.06)	—	—

Net Asset Value, End of Period	$10.65	$11.60	$10.36	$9.50

Total Return(b)	(6.22)%	12.55%	9.05%	(5.00	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$86,601	$77,757	$53,326	$26,087
Net Investment Income/(Loss)(d)	0.91%	0.96%	0.71%	(0.14)%
Expenses Before Reductions*(d)(e)	0.29%	0.30%	0.36%	0.52%
Expenses Net of Reductions*(d)	0.15%	0.15%	0.15%	0.14%
Portfolio Turnover Rate	16%	15%	15%	2	%(c)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of share class.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP DFA Multi-Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments,

8

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2018

money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2018, the Fund did not enter into any futures contracts. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2018, the monthly average notional amount for long contracts was $4.0 million and the monthly average notional amount for short contracts was $0.3 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$127,227

Interest Rate Risk

Interest Rate Contracts	Receivable for variation margin on futures contracts	37,663	Payable for variation margin on futures contracts	—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/Change net in unrealized appreciation/depreciation on futures contracts	$(289,751)	$(164,690)

Interest Rate Risk

Interest Rate Contracts	Net Realized gains/(losses) on futures contracts/Change net in unrealized appreciation/depreciation on futures contracts	—	45,928

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$(277,996)
From net realized gains	(69,214)

Change in net assets resulting from distributions to shareholders	$(347,210)

9

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2018

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL MVP DFA Multi-Strategy Fund	0.20%	0.15%

*	The Manager voluntarily reduced the management fee to 0.10% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2018, the contractual reimbursements subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2019	Expires 12/31/2020	Expires 12/31/2021	Total

AZL MVP DFA Multi-Strategy Fund	$31,356	$30,855	$32,488	$94,699

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2018, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2018 is as follows:

	Fair Value 12/31/17	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value 12/31/18	Shares as of 12/31/2018	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL DFA Emerging Markets Core Equity Fund	$3,914,946	$1,567,198	$(4,591,122)	$30,349	$(921,371)	$—	—	$113,806	$—
AZL DFA Five-Year Global Fixed Income Fund	29,516,665	9,328,237	(4,473,678)	(80,323)	299,761	34,590,662	3,438,436	202,078	—
AZL DFA International Core Equity Fund	5,452,804	6,614,584	(178,438)	13,311	(1,637,171)	10,265,090	1,115,771	123,293	35,354
AZL DFA U.S. Core Equity Fund	27,079,624	9,382,864	(3,323,974)	405,666	(4,117,018)	29,427,162	2,599,573	353,823	933,687
AZL DFA U.S. Small Cap Fund	7,729,721	2,829,960	(664,601)	55,308	(1,810,499)	8,139,889	798,811	49,795	489,279

	$73,693,760	$29,722,843	$(13,231,813)	$424,311	$(8,186,298)	$82,422,803	7,952,591	$842,795	$1,458,320

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

10

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2018

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $771 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Company	$82,422,803	$—	$—	$82,422,803
Unaffiliated Investment Company	61,750	—	—	61,750

Total Investment Securities	82,484,553	—	—	82,484,553

Other Financial Instruments:*
Futures Contracts	(89,564)	—	—	(89,564)

Total Investments	$82,394,989	$—	$—	$82,394,989

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MVP DFA Multi-Strategy Fund	$29,722,843	$13,231,813

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

11

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2018

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $82,582,126. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$1,209,346
Unrealized (depreciation)	(1,245,278)

Net unrealized appreciation/(depreciation)	$(35,932)

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP DFA Multi-Strategy Fund	$817,569	$1,114,365	$1,931,934

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP DFA Multi-Strategy Fund	$307,441	$39,769	$347,210

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MVP DFA Multi-Strategy Fund	$874,736	$1,396,981	$—	$(35,932)	$2,235,785

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 90% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL MVP DFA Multi-Strategy fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MVP DFA Multi-Strategy fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 41.51% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $146,616.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $1,114,365.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Management Agreement was approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

16

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds that have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2018 was available, one was in the top 40%, three were in the middle 20%, and one was in the bottom 40%. Only one of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2018, for the eight Funds for which three-year performance information was available, four Funds were in the top 40%, three Funds were in the middle 20%, and one Fund was in the bottom 40%. For the 12 Funds for which one-year performance information was available, for the one-year period ended June 30, 2018, seven Funds were in the top 40%, three Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the six Funds for which five-year performance information was available, for the five-year period ended June 30, 2018, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which three-year performance information was available, for the three-year period ended June 30, 2018, five Funds were in the top 40%, two Funds were in the middle 20%, and one was in the bottom 40%. For the 10 Funds for which one-year performance was available, for the one-year period ended June 30, 2018, six Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 48th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 8th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 11th percentile. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 10th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Dynamic Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Dynamic Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2018, were approximately $11.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.6 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the same effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® MVP Fidelity Institutional Asset Management

Multi-Strategy Fund

(formerly known as AZL® MVP Pyramis® Multi-Strategy Fund)

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Fidelity Institutional Asset Management Multi-Strategy Fund Review (Unaudited)

(formerly known as AZL® MVP Pyramis® Multi-Strategy Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Fidelity Institutional Asset Management Multi-Strategy Fund)

What factors affected the Fund’s performance for year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® MVP Fidelity Institutional Asset Management Multi-Strategy Fund (the “Fund”) returned -2.14%. That compared to a -4.38%, 0.01% and a -1.39% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Income & Growth Composite Index1, respectively.

The Fund’s primary subadviser changed its name during the period from Pyramis to FIAM (Fidelity Institutional Asset Management). As a result, the Fund’s name was changed to the AZL® Fidelity Institutional Asset Management Multi-Strategy Fund

The Fund currently invests in one underlying fund, the AZL® Fidelity Institutional Asset Management Multi-Strategy Fund. Approximately 60% of the underlying fund’s assets are managed by its subadviser, FIAM LLC, investing primarily in investment-grade fixed-income securities, and approximately 40% of the underlying fund’s assets are managed by its sub-subadviser, Geode Capital Management, LLC, investing in primarily in large-cap common stocks. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund volatility.*

Early in the period, U.S. stocks rallied amid the tailwinds of federal tax cuts and accelerating economic growth. However, economic growth slowed in the eurozone and other major markets, and investor confidence fell as the period wore on. Increasing global trade tensions and worries about global economic growth pushed stock markets sharply lower during the final quarter of the year. The S&P 500 Index of large-cap stocks declined 4.38%, marking the first annual loss in nine years. Mid- and small-cap stocks also fell into negative territory: The S&P 400 Index2 returned -11.08% and the S&P 600 Index3 returned -8.48%.

The U.S. bond market was marked by rising yields and the Federal Reserve Board’s (the Fed) tightening of monetary policy. The Fed raised short-term interest rates four times during the period, ending at a target range of 2.25% to 2.50%. Yields rose due to a combination of Fed moves and stronger economic growth, and higher yields pushed down bond prices. That muted bond returns during much of the period, and a flattening yield curve brought the gap between short- and long-term Treasury yields closer together. However, an uptick in stock market volatility late in the period drove investors toward relative safe investments such as Treasury bonds. That demand pushed yields lower and prices higher. Meanwhile, credit spreads on corporate bonds widened late in the period amid investors’ flight to safety. High-yield bonds were hurt by worries about rising corporate debt loads and lower oil prices.

The Fund underperformed its composite benchmark during the 12-month period under review. However, the Fund’s equity component outperformed the equity benchmark.

Stock selection was a leading contributor to relative results, particularly in the healthcare and industrials sectors. However, stock selection within the materials and information technology sectors dragged on relative returns.*

The Fund’s overweight position in the strong-performing healthcare sector and an underweight to an underperforming financials sector also contributed positively to relative returns. The Fund’s value-oriented investment style dragged on relative results, however, as value stocks underperformed their growth counterparts.*

In a market characterized by higher interest rates and wider spreads across most non-U.S. Treasury sectors, the Fund’s fixed income component underperformed its fixed income benchmark. The Fund’s exposure to high-yield bonds detracted from relative results, as did an overweight to investment-grade credits in the banking sector. An off-benchmark allocation to Treasury inflation-protected securities, or TIPS, also hurt relative returns as inflation expectations declined late in the period.*

The Fund held futures to equitize its cash positions during the period. The exposure to this form of derivatives did not materially affect the Fund’s performance.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review. The MVP process generally maintained a neutral equity allocation for most of the year relative to its target. However, as market volatility increased at the end of the year, the MVP process led to a reduction in the Fund’s equity exposure. During this short period, the reduced equity exposure had little effect on relative performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]

The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition.

[3]

The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

The indexes defined above are unmanaged. Investors cannot invest directly in an index.

1

AZL® MVP Fidelity Institutional Asset Management Multi-Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek a high level of current income while maintaining prospects for capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in shares of another mutual fund managed by the manager, the AZL® Fidelity Institutional Asset Management Multi-Strategy Fund, combined with the MVP risk management process.

Investment Concerns

The Fund invests in an underlying fund, so its investment performance is directly related to the performance of that underlying fund. Before investing, investors should assess the risks associated with and types of investments made by of the underlying fund in which the Fund invests.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near future, which may increase the Fund’s exposure to risks related to rising rates.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	1 Year	3 Year	5 Year	Since Inception (4/30/12)
AZL® MVP Fidelity Institutional Asset Management Multi-Strategy Fund	-2.14%	3.06%	0.99%	4.27%
S&P 500 Index	-4.38%	9.26%	8.49%	11.47%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.52%	1.99%
Income & Growth Composite Index	-1.39%	5.07%	5.02%	5.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP Fidelity Institutional Asset Management Multi-Strategy Fund	0.80%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.15% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.13%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Income & Growth Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (40%) S&P 500 and (60%) Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP FIAM Multi-Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP FIAM Multi-Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MVP FIAM Multi-Strategy Fund	$1,000.00	$977.00	$0.70	0.14%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MVP FIAM Multi-Strategy Fund	$1,000.00	$1,024.50	$0.71	0.14%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Balanced Funds	95.4%

Total Investment Securities	95.4

Net other assets (liabilities)	4.6

Net Assets	100.0%

3

AZL MVP FIAM Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Affiliated Investment Company (95.4%):
Balanced Funds (95.4%):
19,142,180	AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$234,683,127

Total Affiliated Investment Company (Cost $241,413,975)		234,683,127

Total Investment Securities (Cost $241,413,975) — 95.4%(a)		234,683,127
Net other assets (liabilities) — 4.6%		11,253,273

Net Assets — 100.0%		$245,936,400

Percentages indicated are based on net assets as of December 31, 2018.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $11,457,399 has been segregated to cover margin requirements for the following open contracts as of December 31, 2018:

Short Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/18/19	132	$(16,534,320)	$(549,175)

				$(549,175)

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/21/19	57	$6,954,889	$165,137

				$165,137

Total Net Futures Contracts				$(384,038)

See accompanying notes to the financial statements.

4

AZL MVP FIAM Multi-Strategy Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in affiliates, at cost	$241,413,975

Investments in affiliates, at value	$234,683,127
Segregated cash for collateral	11,457,399
Interest and dividends receivable	21,258
Receivable for investments sold	46,564

Total Assets	246,208,348

Liabilities:
Cash overdraft	46,564
Payable for capital shares redeemed	174,388
Payable for variation margin on futures contracts	552
Manager fees payable	33,636
Administration fees payable	4,546
Custodian fees payable	329
Administrative and compliance services fees payable	846
Transfer agent fees payable	432
Trustee fees payable	324
Other accrued liabilities	10,331

Total Liabilities	271,948

Net Assets	$245,936,400

Net Assets Consist of:
Paid in capital	$258,256,350
Total distributable earnings/(losses)	(12,319,950)

Net Assets	$245,936,400

Shares of beneficial interest (unlimited number of shares authorized, no par value)	22,021,768
Net Asset Value (offering and redemption price per share)	$11.17

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends from affiliates	$5,722,833
Interest	225,220
Dividends from non-affiliates	191

Total Investment Income	5,948,244

Expenses:
Manager fees	263,446
Administration fees	53,122
Custodian fees	3,205
Administrative and compliance services fees	4,325
Transfer agent fees	5,362
Trustee fees	13,521
Professional fees	11,200
Shareholder reports	8,003
Other expenses	7,000

Total expenses	369,184

Net Investment Income/(Loss)	5,579,060

Net realized and Change in net unrealized gains/losses on investments
Net realized gains/(losses) on securities	(713,055)
Net realized gains distributions from affiliated underlying funds	9,587,319
Net realized gains/(losses) on futures contracts	(69,533)
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(19,284,153)
Change in net unrealized appreciation/depreciation on futures contracts	(427,259)

Net realized and Change in net unrealized gains/losses on investments	(10,906,681)

Change in Net Assets Resulting From Operations	$(5,327,621)

See accompanying notes to the financial statements.

5

AZL MVP FIAM Multi-Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$5,579,060	$(250,864)
Net realized gains/(losses) on investments	8,804,731	6,690,645
Change in unrealized appreciation/depreciation on investments	(19,711,412)	22,568,686

Change in net assets resulting from operations	(5,327,621)	29,008,467

Distributions to Shareholders:(a)
Distributions	(8,614,102)	(3,716,488)

Change in net assets resulting from distributions to shareholders	(8,614,102)	(3,716,488)

Capital Transactions:
Proceeds from shares issued	5,246,612	2,016,003
Proceeds from dividends reinvested	8,614,102	3,716,488
Value of shares redeemed	(28,825,642)	(43,337,091)

Change in net assets resulting from capital transactions	(14,964,928)	(37,604,600)

Change in net assets	(28,906,651)	(12,312,621)
Net Assets:(a)
Beginning of period	274,843,051	287,155,672

End of period	$245,936,400	$274,843,051

Share Transactions:
Shares issued	448,193	175,168
Dividends reinvested	749,704	325,722
Shares redeemed	(2,447,578)	(3,831,782)

Change in shares	(1,249,681)	(3,330,892)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

AZL MVP FIAM Multi-Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$11.81	$10.79	$11.33	$12.49	$12.39

Investment Activities:
Net Investment Income/(Loss)	0.28	— (a)	0.15	0.43	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	(0.52)	1.17	(0.07)	(1.20)	0.17

Total from Investment Activities	(0.24)	1.17	0.08	(0.77)	0.29

Distributions to Shareholders From:
Net Investment Income	(0.40)	(0.15)	(0.45)	(0.18)	(0.11)
Net Realized Gains	—	—	(0.17)	(0.21)	(0.08)

Total Dividends	(0.40)	(0.15)	(0.62)	(0.39)	(0.19)

Net Asset Value, End of Period	$11.17	$11.81	$10.79	$11.33	$12.49

Total Return(b)	(2.14)%	10.93%	0.82%	(6.21)%	2.33%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$245,936	$274,843	$287,156	$307,668	$297,191
Net Investment Income/(Loss)	2.12%	(0.09)%	1.25%	3.85%	1.42%
Expenses Before Reductions*(c)	0.14%	0.13%	0.13%	0.15%	0.15%
Expenses Net of Reductions*	0.14%	0.13%	0.13%	0.15%	0.15%
Portfolio Turnover Rate	7%	4%	4%	4%	4%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP FIAM Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP FIAM Multi-Strategy Fund (formerly, AZL MVP Pyramis® Multi-Strategy Fund) (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP FIAM Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2018

Futures Contracts

During the year ended December 31, 2018, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2018, the monthly average notional amount for long contracts was $11.7 million and the monthly average notional amount for short contracts was $2.3 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$549,175

Interest Rate Risk

Interest Rate Contracts	Receivable for variation margin on futures contracts	165,137	Payable for variation margin on futures contracts	—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/Change net in unrealized appreciation/depreciation on futures contracts	$(69,533)	$(637,323)
Interest Rate Risk

Interest Rate Contracts	Net realized gains/(losses) on futures contracts/Change net in unrealized appreciation/depreciation on futures contracts	—	210,064

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$(3,716,488)
From net realized gains	—

Change in net assets resulting from distributions to shareholders	$(3,716,488)

9

AZL MVP FIAM Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2018

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL MVP FIAM Multi-Strategy Fund	0.10%	0.15%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2018, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2018, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2018 is as follows:

	Fair Value 12/31/17	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value 12/31/18	Shares as of 12/31/2018	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL FIAM Multi-Strategy Fund	$260,858,132	$18,527,756	$(24,705,553)	$(713,055)	$(19,284,153)	$234,683,127	19,142,180	$5,722,833	$9,587,319

	$260,858,132	$18,527,756	$(24,705,553)	$(713,055)	$(19,284,153)	$234,683,127	19,142,180	$5,722,833	$9,587,319

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $2,400 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

10

AZL MVP FIAM Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2018

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Company	$234,683,127	$—	$—	$234,683,127

Total Investment Securities	234,683,127	—	—	234,683,127

Other Financial Instruments:*
Futures Contracts	(384,038)	—	—	(384,038)

Total Investments	$234,299,089	$—	$—	$234,299,089

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MVP FIAM Multi-Strategy Fund	$18,527,756	$24,705,553

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $244,401,957. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$—
Unrealized (depreciation)	(9,718,830)

Net unrealized appreciation/(depreciation)	$(9,718,830)

11

AZL MVP FIAM Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2018

As of the end of its tax year ended December 31, 2018, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

During the year ended December 31, 2018, the Fund utilized $3,914,190 in CLCFs to offset capital gains.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL MVP FIAM Multi-Strategy Fund	$5,880,163	$6,972,889	$12,853,052

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP FIAM Multi-Strategy Fund	$8,614,102	$—	$8,614,102

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP FIAM Multi-Strategy Fund	$3,716,488	$—	$3,716,488

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MVP FIAM Multi-Strategy Fund	$10,251,932	$—	$(12,853,052)	$(9,718,830)	$(12,319,950)

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 85% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL MVP FIAM Multi-Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MVP FIAM Multi-Strategy Fund (formerly known as AZL MVP Pyramis Multi-Strategy Fund) (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 25.49% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.
The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Management Agreement was approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

16

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds that have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2018 was available, one was in the top 40%, three were in the middle 20%, and one was in the bottom 40%. Only one of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2018, for the eight Funds for which three-year performance information was available, four Funds were in the top 40%, three Funds were in the middle 20%, and one Fund was in the bottom 40%. For the 12 Funds for which one-year performance information was available, for the one-year period ended June 30, 2018, seven Funds were in the top 40%, three Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the six Funds for which five-year performance information was available, for the five-year period ended June 30, 2018, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which three-year performance information was available, for the three-year period ended June 30, 2018, five Funds were in the top 40%, two Funds were in the middle 20%, and one was in the bottom 40%. For the 10 Funds for which one-year performance was available, for the one-year period ended June 30, 2018, six Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 48th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 8th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 11th percentile. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 10th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Dynamic Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Dynamic Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2018, were approximately $11.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.6 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the same effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL MVP FusionSM Dynamic Balanced Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL MVP FusionSM Dynamic Balanced Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL MVP FusionSM Dynamic Balanced Fund.

What factors affected the Fund’s performance for the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL MVP FusionSM Dynamic Balanced Fund (the “Fund”) returned -5.40%. That compared to a -4.38%, 0.01% and -1.81% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The Fund is a fund of funds that achieves broad diversification by investing in underlying funds. The Fund typically holds between 40% and 60% of its assets in equity funds and 40% to 60% of its assets in fixed-income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund volatility.*

Despite volatility in the first quarter, U.S. equities experienced healthy gains in the first three quarters of the year because of strong economic data and positive earnings growth. However, volatility increased during the fourth quarter. U.S. large-cap equities, as measured by the S&P 500 Index, fell 4.38% for the year, due to investors’ concerns over continued U.S. Federal Reserve Board (the Fed) interest rate hikes, political and economic uncertainty and contentious global trade negotiations. Mid- and small-cap stocks also declined for the year: The S&P 400 Index2 returned -11.08% and the S&P 600 Index3 returned -8.48%, for the 12-month period. Growth stocks sharply outperformed value stocks in the first three quarters, but this trend reversed in the fourth quarter.

International developed market equities, as measured by the MSCI EAFE Index (net)4, underperformed U.S. equities returning -13.79% for the 12-month period. Emerging markets equities, as measured by the MSCI EM Index (net)5, generated a return of -14.58%. Both developed and emerging international equities underperformed U.S. equities during the first three quarters, though they outperformed U.S. equities during the volatile fourth quarter.

The U.S. bond market ended the year flat, with a return of 0.01% for the Bloomberg Barclays U.S. Aggregate Bond Index. The Fed raised interest rates four times during the 12-month period—once per quarter. Although treasury yields rose during the first three quarters, the yield curve flattened dramatically in the fourth quarter, leaving the intermediate portion of the curve inverted. Both investment-grade and high-yield corporate spreads widened sharply as investors became more risk averse—especially during the volatile fourth quarter.

The Fund, which invests in both U.S. and international markets, underperformed its composite benchmark in 2018. Allocations to mid- and small-cap U.S. equity detracted from the Fund’s performance relative to the S&P 500. Likewise, the Fund’s exposure to U.S. value stocks weighed on relative performance during the year. Allocations to international developed and emerging markets equities also detracted from results, as U.S. stocks outperformed foreign equities during the period.*

Additionally, security selection within the Fund’s equity and fixed income holdings had a net negative impact on relative results.

The Fund’s off-benchmark allocation to shorter-term bonds contributed to relative returns during the year, given the rising interest rate environment and these bonds’ lower sensitivity to interest rate changes.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review. The MVP risk management process generally maintained a neutral equity allocation for most of the year relative to its target. However, as market volatility increased at the very end of the year, and after stocks had already declined significantly, the MVP risk management process reduced equity exposure. During the short period remaining in the year, this reduced equity exposure detracted from relative performance as stocks rallied in the final days of the period.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]

The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition.

[3]

The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[4]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

[5]	The MSCI Emerging Markets Index (“MSCI EM”) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.

The indexes defined above are unmanaged. Investors cannot invest directly in an index.

1

AZL MVP FusionSM Dynamic Balanced Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price savings or to adverse developments in certain sectors of the market.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near future, which may increase the Fund’s exposure to risks related to rising rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	1 Year	3 Year	5 Year	10 Year
AZL MVP FusionSM Dynamic Balanced Fund	-5.40%	3.82%	2.93%	7.18%
S&P 500 Index	-4.38%	9.26%	8.49%	13.12%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.52%	3.48%
Balanced Composite Index	-1.81%	5.80%	5.63%	8.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL MVP FusionSM Dynamic Balanced Fund	0.96%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.30% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.22%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (50%) S&P 500 and (50%) Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Dynamic Balanced Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Dynamic Balanced Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MVP Fusion Dynamic Balanced Fund	$1,000.00	$952.40	$1.08	0.22%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MVP Fusion Dynamic Balanced Fund	$1,000.00	$1,024.10	$1.12	0.22%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Fixed Income Funds	49.3%

Domestic Equity Funds	28.4

International Equity Funds	17.4

Total Investment Securities	95.1

Net other assets (liabilities)	4.9

Net Assets	100.0%

3

AZL MVP Fusion Dynamic Balanced Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Affiliated Investment Companies (95.1%):
Domestic Equity Funds (28.4%):
2,304,136	AZL DFA U.S. Core Equity Fund	$26,082,825
1,234,189	AZL DFA U.S. Small Cap Fund	12,576,387
1,501,353	AZL Gateway Fund	18,826,965
2,494,712	AZL Mid Cap Index Fund, Class 2	47,424,477
4,076,366	AZL Russell 1000 Growth Index Fund, Class 2	55,153,230
7,221,904	AZL Russell 1000 Value Index Fund, Class 2	81,029,766
1,688,737	AZL Small Cap Stock Index Fund, Class 2	20,551,930

		261,645,580

Fixed Income Funds (49.3%):
2,360,565	AZL Enhanced Bond Index Fund	24,998,381
9,658,354	AZL Fidelity Institutional Asset Management Total Bond Fund, Class 2	94,748,453
9,510,501	AZL MetWest Total Return Bond Fund	94,819,701
4,707,717	PIMCO VIT Income Portfolio	48,819,022

Shares		Fair Value
Affiliated Investment Companies, continued
Fixed Income Funds, continued
9,400,528	PIMCO VIT Low Duration Portfolio	$94,757,327
9,061,871	PIMCO VIT Total Return Portfolio	94,968,410

		453,111,294

International Equity Funds (17.4%):
3,377,705	AZL DFA International Core Equity Fund	31,074,885
5,581,868	AZL International Index Fund, Class 2	79,541,619
6,999,128	AZL MSCI Emerging Markets Equity Index Fund, Class 2	48,923,903

		159,540,407

Total Affiliated Investment Companies (Cost $897,722,311)		874,297,281

Total Investment Securities (Cost $897,722,311) — 95.1%(a)		874,297,281
Net other assets (liabilities) — 4.9%		44,908,396

Net Assets — 100.0%		$919,205,677

Percentages indicated are based on net assets as of December 31, 2018.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $45,617,740 has been segregated to cover margin requirements for the following open contracts as of December 31, 2018:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/15/19	172	$21,544,720	$(702,084)
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/20/19	186	22,694,902	532,048

				$(170,036)

See accompanying notes to the financial statements.

4

AZL MVP Fusion Dynamic Balanced Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in affiliates, at cost	$897,722,311

Investments in affiliates, at value	$874,297,281
Segregated cash for collateral	45,617,740
Interest and dividends receivable	731,101
Receivable for affiliated investments sold	236,606
Prepaid expenses	10,999

Total Assets	920,893,727

Liabilities:
Cash overdraft	236,606
Payable for affiliated investments purchased	651,627
Payable for capital shares redeemed	603,385
Payable for variation margin on futures contracts	397
Manager fees payable	158,664
Administration fees payable	4,448
Custodian fees payable	1,084
Administrative and compliance services fees payable	3,085
Transfer agent fees payable	470
Trustee fees payable	1,181
Other accrued liabilities	27,103

Total Liabilities	1,688,050

Net Assets	$919,205,677

Net Assets Consist of:
Paid in capital	$881,167,425
Total distributable earnings	38,038,252

Net Assets	$919,205,677

Shares of beneficial interest (unlimited number of shares authorized, no par value)	88,048,259
Net Asset Value (offering and redemption price per share)	$10.44

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends from affiliates	$19,309,949
Interest	874,928
Dividends from non-affiliates	128

Total Investment Income	20,185,005

Expenses:
Manager fees	2,055,863
Administration fees	58,154
Custodian fees	8,788
Administrative and compliance services fees	16,877
Transfer agent fees	5,951
Trustee fees	52,931
Professional fees	43,023
Shareholder reports	21,568
Other expenses	10,222

Total expenses	2,273,377

Net Investment Income/(Loss)	17,911,628

Net realized and Change in net unrealized gains/losses on investments
Net realized gains/(losses) on affiliated underlying funds	24,051,601
Net realized gains distributions from affiliated underlying funds	24,017,270
Net realized gains/(losses) on futures contracts	(1,453,185)
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(117,047,360)
Change in net unrealized appreciation/depreciation on futures contracts	(469,048)

Net realized and Change in net unrealized gains/losses on investments	(70,900,722)

Change in Net Assets Resulting From Operations	$(52,989,094)

See accompanying notes to the financial statements.

5

AZL MVP Fusion Dynamic Balanced Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$17,911,628	$11,085,118
Net realized gains/(losses) on investments	46,615,686	61,823,722
Change in unrealized appreciation/depreciation on investments	(117,516,408)	54,090,371

Change in net assets resulting from operations	(52,989,094)	126,999,211

Distributions to Shareholders:(a)
Distributions	(72,295,259)	(118,036,718)

Change in net assets resulting from distributions to shareholders	(72,295,259)	(118,036,718)

Capital Transactions:
Proceeds from shares issued	4,808,540	8,943,045
Proceeds from dividends reinvested	72,295,258	118,036,718
Value of shares redeemed	(132,108,153)	(138,571,442)

Change in net assets resulting from capital transactions	(55,004,355)	(11,591,679)

Change in net assets	(180,288,708)	(2,629,186)
Net Assets:(a)
Beginning of period	1,099,494,385	1,102,123,571

End of period	$919,205,677	$1,099,494,385

Share Transactions:
Shares issued	414,118	713,387
Dividends reinvested	6,650,898	10,210,789
Shares redeemed	(11,356,593)	(11,323,719)

Change in shares	(4,291,577)	(399,543)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

AZL MVP Fusion Dynamic Balanced Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$11.91	$11.88	$12.15	$13.03	$12.62

Investment Activities:
Net Investment Income/(Loss)	0.22	0.14	0.20	0.24	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	(0.83)	1.27	0.44	(0.42)	0.44

Total from Investment Activities	(0.61)	1.41	0.64	(0.18)	0.59

Distributions to Shareholders From:
Net Investment Income	(0.15)	(0.22)	(0.29)	(0.17)	(0.18)
Net Realized Gains	(0.71)	(1.16)	(0.62)	(0.53)	—

Total Dividends	(0.86)	(1.38)	(0.91)	(0.70)	(0.18)

Net Asset Value, End of Period	$10.44	$11.91	$11.88	$12.15	$13.03

Total Return(a)	(5.40)%	12.23%	5.40%	(1.27)%	4.59%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$919,206	$1,099,494	$1,102,124	$1,171,370	$1,280,573
Net Investment Income/(Loss)	1.74%	1.00%	1.48%	1.80%	1.13%
Expenses Before Reductions*(b)	0.22%	0.22%	0.22%	0.22%	0.22%
Expenses Net of Reductions*	0.22%	0.22%	0.22%	0.22%	0.22%
Portfolio Turnover Rate(c)	15%	17%	52%	11%	23%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Dynamic Balanced Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Dynamic Balanced Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP Fusion Dynamic Balanced Fund

Notes to the Financial Statements

December 31, 2018

Futures Contracts

During the year ended December 31, 2018, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for these contracts was $50.8 million for the year ended December 31, 2018. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$702,084

Interest Rate Risk

Interest Rate Contracts	Receivable for variation margin on futures contracts	532,048	Payable for variation margin on futures contracts	—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/Change net in unrealized appreciation/depreciation on futures contracts	$(1,453,185)	$(1,149,437)

Interest Rate Risk

Interest Rate Contracts	Net realized gains/(losses) on futures contracts/Change net in unrealized appreciation/depreciation on futures contracts	—	680,389

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$(18,503,054)
From net realized gains	(99,533,664)

Change in net assets resulting from distributions to shareholders	$(118,036,718)

9

AZL MVP Fusion Dynamic Balanced Fund

Notes to the Financial Statements

December 31, 2018

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL MVP Fusion Dynamic Balanced Fund	0.20%	0.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2018, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2018, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2018 is as follows:

	Fair Value 12/31/17	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value 12/31/18	Shares as of 12/31/2018	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL DFA International Core Equity Fund	$39,248,531	$1,908,895	$(2,722,019)	$366,446	$(7,726,968)	$31,074,885	3,377,705	$655,290	$187,905
AZL DFA U.S. Core Equity Fund	33,559,467	1,193,181	(5,592,223)	1,396,012	(4,473,612)	26,082,825	2,304,136	327,901	865,281
AZL DFA U.S. Small Cap Fund	17,104,974	870,160	(2,810,691)	600,217	(3,188,273)	12,576,387	1,234,189	80,376	789,784
AZL Enhanced Bond Index Fund	27,573,381	560,233	(2,369,297)	(108,337)	(657,599)	24,998,381	2,360,565	560,233	—
AZL FIAM Total Bond Fund	110,713,901	2,918,116	(14,493,658)	(337,826)	(4,052,080)	94,748,453	9,658,354	2,918,116	—
AZL Gateway Fund	33,620,784	256,761	(14,005,916)	2,331,659	(3,376,323)	18,826,965	1,501,353	256,761	—
AZL International Index Fund, Class 2	124,645,530	4,122,712	(31,872,642)	2,685,580	(20,039,561)	79,541,619	5,581,868	2,622,106	1,279,732
AZL MetWest Total Return Bond Fund	110,373,633	2,068,217	(15,078,457)	(278,239)	(2,265,453)	94,819,701	9,510,501	2,068,216	—
AZL Mid Cap Index Fund, Class 2	33,557,418	32,150,023	(6,695,978)	1,183,346	(12,770,332)	47,424,477	2,494,712	494,234	4,079,590
AZL MSCI Emerging Markets Equity Fund, Class 2	53,193,311	15,017,173	(10,122,977)	1,783,105	(10,946,709)	48,923,903	6,999,128	721,875	1,466,654
AZL Russell 1000 Growth Index Fund	91,065,279	18,551,336	(51,595,983)	11,956,767	(14,824,169)	55,153,230	4,076,366	548,943	4,858,293
AZL Russell 1000 Value Index Fund	91,073,802	40,766,178	(34,380,777)	2,943,865	(19,373,302)	81,029,766	7,221,904	1,751,535	6,764,943
AZL Small Cap Stock Index Fund, Class 2	11,360,051	17,519,582	(2,406,488)	545,250	(6,466,465)	20,551,930	1,688,737	212,311	2,217,338
PIMCO VIT Income Portfolio	48,497,065	2,807,559	(775,002)	(16,979)	(1,693,621)	48,819,022	4,707,717	1,507,011	344,934
PIMCO VIT Low Duration Portfolio	109,839,812	1,964,420	(15,380,143)	(930,585)	(736,177)	94,757,327	9,400,528	1,964,420	—
PIMCO VIT Total Return Portfolio	110,066,916	3,783,438	(14,356,548)	(68,680)	(4,456,716)	94,968,410	9,061,871	2,620,621	1,162,816

	$1,045,493,855	$146,457,984	$(224,658,799)	$24,051,601	$(117,047,360)	$874,297,281	81,179,634	$19,309,949	$24,017,270

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

10

AZL MVP Fusion Dynamic Balanced Fund

Notes to the Financial Statements

December 31, 2018

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $9,435 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Company	$874,297,281	$—	$—	$874,297,281

Total Investment Securities	874,297,281	—	—	874,297,281

Other Financial Instruments:*
Futures Contracts	(170,036)	—	—	(170,036)

Total Investments	$874,127,245	$—	$—	$874,127,245

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MVP Fusion Dynamic Balanced Fund	$146,457,982	$224,658,799

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AZL MVP Fusion Dynamic Balanced Fund

Notes to the Financial Statements

December 31, 2018

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $901,058,691. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$3,676,470
Unrealized (depreciation)	(30,437,880)

Net unrealized appreciation/(depreciation)	$(26,761,410)

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Fusion Dynamic Balanced Fund	$21,121,964	$51,173,295	$72,295,259

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Fusion Dynamic Balanced Fund	$18,503,054	$99,533,664	$118,036,718

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MVP Fusion Dynamic Balanced Fund	$23,671,642	$41,128,020	$—	$(26,761,410)	$38,038,252

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 90% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL MVP Fusion Dynamic Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MVP Fusion Dynamic Balanced Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 8.61% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $8,592,225.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $51,173,294.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Management Agreement was approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

16

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds that have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2018 was available, one was in the top 40%, three were in the middle 20%, and one was in the bottom 40%. Only one of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2018, for the eight Funds for which three-year performance information was available, four Funds were in the top 40%, three Funds were in the middle 20%, and one Fund was in the bottom 40%. For the 12 Funds for which one-year performance information was available, for the one-year period ended June 30, 2018, seven Funds were in the top 40%, three Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the six Funds for which five-year performance information was available, for the five-year period ended June 30, 2018, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which three-year performance information was available, for the three-year period ended June 30, 2018, five Funds were in the top 40%, two Funds were in the middle 20%, and one was in the bottom 40%. For the 10 Funds for which one-year performance was available, for the one-year period ended June 30, 2018, six Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 48th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 8th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 11th percentile. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 10th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Dynamic Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Dynamic Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2018, were approximately $11.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.6 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the same effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL MVP FusionSM Dynamic Conservative Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL MVP FusionSM Dynamic Conservative Fund Review (Unaudited)

Allianz Investment Management LLC serves as Manager for the AZL MVP FusionSM Dynamic Conservative Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL MVP FusionSM Dynamic Conservative Fund (the “Fund”) returned -3.75%. That compared to a -4.38%, 0.01% and a -1.19% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Conservative Composite Index1, respectively.

The Fund is a fund of funds that achieves broad diversification by investing in underlying funds. The Fund typically holds between 25% and 45% of its assets in equity funds and 55% to 75% of its assets in fixed-income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund volatility.*

Despite volatility in the first quarter, U.S. equities had healthy gains for the first three quarters of the year. Markets rose on strong economic data coupled with positive earnings growth. However, volatility increased significantly in the fourth quarter amid investor concerns over continued U.S. Federal Reserve Board (the Fed) rate hikes, political and economic uncertainty, and contentious trade negotiations. Large-cap stocks outperformed small-cap stocks in 2018. The S&P 500 Index returned -4.38% for the year, while the S&P 400 Index2 returned -11.08% and the S&P 6003 Index returned -8.48%. Growth stocks sharply outperformed value stocks during the year, although this trend reversed during the fourth quarter.

International developed market equities, as measured by the MSCI EAFE Index (net)4, underperformed U.S. equities, returning -13.79% for the year. Emerging markets equities, as measured by the MSCI EM Index (net)5, returned -14.58%. Both developed and emerging international equities underperformed U.S. equities during the first three quarters of the year, but generally held up better than U.S. equities during the volatile fourth quarter.

The U.S. bond market ended the year flat, with a return of 0.01% for the Bloomberg Barclays U.S. Aggregate Bond Index. The Fed raised interest rates four times during the period—once per quarter. Although Treasury yields rose during the first three quarters, the yield curve flattened dramatically in the fourth quarter, leaving the intermediate portion of the curve inverted. Both investment-grade and high-yield corporate spreads widened sharply as investors became more risk averse, especially during the fourth quarter.

The Fund, which invests in both U.S. and international markets, underperformed its composite benchmark in 2018. Allocations to mid- and small-cap U.S. equities detracted from the Fund’s performance relative to the S&P 500. Likewise, the Fund’s exposure to U.S. value stocks weighed on relative performance during the year. Allocations to international developed and emerging markets equities also detracted from results as U.S. stocks outperformed foreign equities during the period.*

In addition, security selection within the Fund’s holdings had a net negative impact on relative results. The security selection effect was negative across both the Fund’s equity and fixed income holdings.*

The Fund’s off-benchmark allocation to shorter-term bonds contributed to relative returns during the year given the rising interest rate environment and these bonds’ lower sensitivity to interest rate changes.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review. The MVP risk management process largely maintained a neutral equity allocation for most of the year relative to its target, which resulted in a fairly muted impact on relative performance during the period.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]

The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition.

[3]

The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[4]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

[5]	The MSCI Emerging Markets Index (“MSCI EM”) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.

The indexes defined above are unmanaged. Investors cannot invest directly in an index.

1

AZL MVP FusionSM Dynamic Conservative Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.
Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.
Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

				Since
	1	3	5	Inception
	Year	Year	Year	(10/23/09)
AZL MVP FusionSM Dynamic Conservative Fund	-3.75%	3.48%	2.88%	5.06%
S&P 500 Index	-4.38%	9.26%	8.49%	11.92%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.52%	3.17%
Conservative Composite Index	-1.19%	4.70%	4.72%	6.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL MVP FusionSM Dynamic Conservative Fund	0.96%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.35% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.23%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Conservative Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (35%) S&P 500 and (65%) Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Dynamic Conservative Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Dynamic Conservative Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MVP Fusion Dynamic Conservative Fund	$1,000.00	$969.60	$1.19	0.24%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MVP Fusion Dynamic Conservative Fund	$1,000.00	$1,024.00	$1.22	0.24%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Fixed Income Funds	63.2%

Domestic Equity Funds	21.1

International Equity Funds	10.8

Total Investment Securities	95.1

Net other assets (liabilities)	4.9

Net Assets	100.0%

3

AZL MVP Fusion Dynamic Conservative Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Affiliated Investment Companies (95.1%):
Domestic Equity Funds (20.9%):
283,188	AZL DFA U.S. Core Equity Fund	$3,205,689
203,183	AZL DFA U.S. Small Cap Fund	2,070,432
280,157	AZL Gateway Fund	3,513,164
456,655	AZL Mid Cap Index Fund, Class 2	8,681,007
843,403	AZL Russell 1000 Growth Index Fund, Class 2	11,411,247
1,439,131	AZL Russell 1000 Value Index Fund, Class 2	16,147,050
345,192	AZL Small Cap Stock Index Fund, Class 2	4,200,982

		49,229,571

Fixed Income Funds (63.5%):
1,108,193	AZL Enhanced Bond Index Fund	11,735,762
3,182,160	AZL Fidelity Institutional Asset Management Total Bond Fund, Class 2	31,216,994
3,140,353	AZL MetWest Total Return Bond Fund	31,309,316
1,417,579	PIMCO VIT Income Portfolio	14,700,292

Shares		Fair Value
Affiliated Investment Companies, continued
Fixed Income Funds, continued
2,871,302	PIMCO VIT Low Duration Portfolio	$28,942,719
2,991,948	PIMCO VIT Total Return Portfolio	31,355,612

		149,260,695

International Equity Funds (10.7%):
603,077	AZL DFA International Core Equity Fund	5,548,312
883,467	AZL International Index Fund, Class 2	12,589,403
1,000,678	AZL MSCI Emerging Markets Equity Index Fund, Class 2	6,994,738

		25,132,453

Total Affiliated Investment Companies (Cost $230,613,473)		223,622,719

Total Investment Securities (Cost $230,613,473) — 95.1%(a)		223,622,719
Net other assets (liabilities) — 4.9%		11,506,595

Net Assets — 100.0%		$235,129,314

Percentages indicated are based on net assets as of December 31, 2018.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $11,775,647 has been segregated to cover margin requirements for the following open contracts as of December 31, 2018:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/15/19	32	$4,008,320	$(209,423)
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/20/19	62	7,564,967	177,349

				$(32,074)

See accompanying notes to the financial statements.

4

AZL MVP Fusion Dynamic Conservative Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in affiliates, at cost	$230,613,473

Investments in affiliates, at value	$223,622,719
Segregated cash for collateral	11,775,647
Interest and dividends receivable	223,539
Receivable for capital shares issued	120,364
Receivable for affiliated investments sold	51,404
Prepaid expenses	3,009

Total Assets	235,796,682

Liabilities:
Cash overdraft	51,404
Payable for affiliated investments purchased	203,221
Payable for capital shares redeemed	360,433
Manager fees payable	40,203
Administration fees payable	3,996
Custodian fees payable	509
Administrative and compliance services fees payable	710
Transfer agent fees payable	379
Trustee fees payable	272
Other accrued liabilities	6,241

Total Liabilities	667,368

Net Assets	$235,129,314

Net Assets Consist of:
Paid in capital	$230,243,220
Total distributable earnings	4,886,094

Net Assets	$235,129,314

Shares of beneficial interest (unlimited number of shares authorized, no par value)	21,064,874
Net Asset Value (offering and redemption price per share)	$11.16

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends from affiliates	$5,085,512
Interest	219,795
Dividends from non-affiliates	903

Total Investment Income	5,306,210

Expenses:
Manager fees	512,127
Administration fees	52,362
Custodian fees	5,141
Administrative and compliance services fees	4,144
Transfer agent fees	5,286
Trustee fees	12,995
Professional fees	10,661
Shareholder reports	5,522
Other expenses	2,074

Total expenses	610,312

Net Investment Income/(Loss)	4,695,898

Net realized and Change in net unrealized gains/losses on investments
Net realized gains/(losses) on affiliated underlying funds	4,370,787
Net realized gains distributions from affiliated underlying funds	4,643,482
Net realized gains/(losses) on futures contracts	(255,760)
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(22,666,116)
Change in net unrealized appreciation/depreciation on futures contracts	(60,287)

Net realized and Change in net unrealized gains/losses on investments	(13,967,894)

Change in Net Assets Resulting From Operations	$(9,271,996)

See accompanying notes to the financial statements.

5

AZL MVP Fusion Dynamic Conservative Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$4,695,898	$3,125,506
Net realized gains/(losses) on investments	8,758,509	9,880,206
Change in unrealized appreciation/depreciation on investments	(22,726,403)	11,531,737

Change in net assets resulting from operations	(9,271,996)	24,537,449

Distributions to Shareholders:(a)
Distributions	(12,826,949)	(16,173,947)

Change in net assets resulting from distributions to shareholders	(12,826,949)	(16,173,947)

Capital Transactions:
Proceeds from shares issued	18,300,210	11,558,632
Proceeds from dividends reinvested	12,826,949	16,173,947
Value of shares redeemed	(42,470,441)	(45,413,236)

Change in net assets resulting from capital transactions	(11,343,282)	(17,680,657)

Change in net assets	(33,442,227)	(9,317,155)
Net Assets:(a)
Beginning of period	268,571,541	277,888,696

End of period	$235,129,314	$268,571,541

Share Transactions:
Shares issued	1,523,988	937,909
Dividends reinvested	1,122,218	1,348,953
Shares redeemed	(3,537,200)	(3,701,038)

Change in shares	(890,994)	(1,414,176)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

AZL MVP Fusion Dynamic Conservative Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$12.23	$11.89	$11.93	$12.63	$12.53

Investment Activities:
Net Investment Income/(Loss)	0.23	0.16	0.19	0.25	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	(0.67)	0.93	0.44	(0.35)	0.44

Total from Investment Activities	(0.44)	1.09	0.63	(0.10)	0.60

Distributions to Shareholders From:
Net Investment Income	(0.17)	(0.23)	(0.28)	(0.17)	(0.19)
Net Realized Gains	(0.46)	(0.52)	(0.39)	(0.43)	(0.31)

Total Dividends	(0.63)	(0.75)	(0.67)	(0.60)	(0.50)

Net Asset Value, End of Period	$11.16	$12.23	$11.89	$11.93	$12.63

Total Return(a)	(3.75)%	9.31%	5.32%	(0.77)%	4.81%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$235,129	$268,572	$277,889	$268,335	$271,443
Net Investment Income/(Loss)	1.83%	1.14%	1.63%	2.09%	1.25%
Expenses Before Reductions*(b)	0.24%	0.23%	0.24%	0.24%	0.24%
Expenses Net of Reductions*	0.24%	0.23%	0.24%	0.24%	0.24%
Portfolio Turnover Rate	16%	18%	62%	16%	36%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Dynamic Conservative Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Dynamic Conservative Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments,

8

AZL MVP Fusion Dynamic Conservative Fund

Notes to the Financial Statements

December 31, 2018

money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2018, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for these contracts was $12.6 million for the year ended December 31, 2018. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$209,423

Interest Rate Risk

Interest Rate Contracts	Receivable for variation margin on futures contracts	177,349	Payable for variation margin on futures contracts	—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/Change net in unrealized appreciation/depreciation on futures contracts	$(255,760)	$(284,349)

Interest Rate Risk

Interest Rate Contracts	Net realized gains/(losses) on futures contracts/Change net in unrealized appreciation/depreciation on futures contracts	—	224,062

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$(4,942,273)
From net realized gains	(11,231,674)

Change in net assets resulting from distributions to shareholders	$(16,173,947)

9

AZL MVP Fusion Dynamic Conservative Fund

Notes to the Financial Statements

December 31, 2018

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL MVP Fusion Dynamic Conservative Fund	0.20%	0.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2018, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2018, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2018 is as follows:

	Fair Value 12/31/17	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value 12/31/18	Shares as of 12/31/2018	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL DFA International Core Equity Fund	$6,998,217	$746,092	$(895,537)	$184,587	$(1,485,047)	$5,548,312	603,077	$116,970	$33,540
AZL DFA U.S. Core Equity Fund	4,306,633	153,949	(883,978)	209,446	(580,361)	3,205,689	283,188	40,300	106,347
AZL DFA U.S. Small Cap Fund	2,803,677	189,663	(495,622)	113,986	(541,272)	2,070,432	203,183	13,234	130,021
AZL Enhanced Bond Index Fund	12,949,335	373,013	(1,233,420)	(49,218)	(303,948)	11,735,762	1,108,193	260,315	—
AZL FIAM Total Bond Fund	31,390,779	4,997,143	(3,824,608)	(51,048)	(1,295,272)	31,216,994	3,182,160	939,258	—
AZL Gateway Fund	6,907,550	78,597	(3,291,352)	582,201	(763,832)	3,513,164	280,157	46,956	—
AZL International Index Fund, Class 2	20,859,328	2,171,080	(7,791,300)	806,014	(3,455,719)	12,589,403	883,467	405,843	198,074
AZL MetWest Total Return Bond Fund	35,206,826	1,543,581	(4,642,884)	(134,803)	(663,404)	31,309,316	3,140,353	665,089	—
AZL Mid Cap Index Fund, Class 2	7,018,616	5,090,221	(1,436,828)	254,882	(2,245,884)	8,681,007	456,655	89,910	742,154
AZL MSCI Emerging Markets Equity Fund, Class 2	7,000,327	2,259,020	(889,598)	159,233	(1,534,244)	6,994,738	1,000,678	111,698	226,940
AZL Russell 1000 Growth Index Fund	17,333,662	3,631,175	(8,822,292)	2,012,788	(2,744,086)	11,411,247	843,403	111,486	986,680
AZL Russell 1000 Value Index Fund	17,379,950	8,559,812	(6,656,117)	414,808	(3,551,403)	16,147,050	1,439,131	334,220	1,290,858
AZL Small Cap Stock Index Fund, Class 2	2,783,265	3,255,422	(695,474)	155,826	(1,298,057)	4,200,982	345,192	42,750	446,474
PIMCO VIT Income Portfolio	17,152,980	699,520	(2,605,022)	94,613	(641,799)	14,700,292	1,417,579	477,516	104,068
PIMCO VIT Low Duration Portfolio	29,371,462	3,347,419	(3,293,597)	(189,128)	(293,437)	28,942,719	2,871,302	581,360	—
PIMCO VIT Total Return Portfolio	35,982,856	1,990,073	(5,155,566)	(193,400)	(1,268,351)	31,355,612	2,991,948	848,607	378,326

	$255,445,463	$39,085,780	$(52,613,195)	$4,370,787	$(22,666,116)	$223,622,719	21,049,666	$5,085,512	$4,643,482

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

10

AZL MVP Fusion Dynamic Conservative Fund

Notes to the Financial Statements

December 31, 2018

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $2,342 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Company	$223,622,719	$—	$—	$223,622,719

Total Investment Securities	223,622,719	—	—	223,622,719

Other Financial Instruments:*
Futures Contracts	(32,074)	—	—	(32,074)

Total Investments	$223,590,645	$—	$—	$223,590,645

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MVP Fusion Dynamic Conservative Fund	$39,085,780	$52,613,195

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

11

AZL MVP Fusion Dynamic Conservative Fund

Notes to the Financial Statements

December 31, 2018

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $232,402,787. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$—
Unrealized (depreciation)	(8,780,068)

Net unrealized appreciation/(depreciation)	$(8,780,068)

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Fusion Dynamic Conservative Fund	$5,442,607	$7,384,342	$12,826,949

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Fusion Dynamic Conservative Fund	$5,491,981	$10,681,966	$16,173,947

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MVP Fusion Dynamic Conservative Fund	$5,970,156	$7,696,006	$—	$(8,780,068)	$4,886,094

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 90% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL MVP Fusion Dynamic Conservative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MVP Fusion Dynamic Conservative Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 5.91% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $2,018,122.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $7,384,342.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Management Agreement was approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

16

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds that have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2018 was available, one was in the top 40%, three were in the middle 20%, and one was in the bottom 40%. Only one of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2018, for the eight Funds for which three-year performance information was available, four Funds were in the top 40%, three Funds were in the middle 20%, and one Fund was in the bottom 40%. For the 12 Funds for which one-year performance information was available, for the one-year period ended June 30, 2018, seven Funds were in the top 40%, three Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the six Funds for which five-year performance information was available, for the five-year period ended June 30, 2018, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which three-year performance information was available, for the three-year period ended June 30, 2018, five Funds were in the top 40%, two Funds were in the middle 20%, and one was in the bottom 40%. For the 10 Funds for which one-year performance was available, for the one-year period ended June 30, 2018, six Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 48th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 8th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 11th percentile. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 10th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Dynamic Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Dynamic Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2018, were approximately $11.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.6 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the same effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL MVP FusionSM Dynamic Moderate Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL MVP FusionSM Dynamic Moderate Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the MVP FusionSM Dynamic Moderate Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL MVP FusionSM Dynamic Moderate Fund (the “Fund”) returned -6.46%. That compared to a -4.38%, 0.01% and a -2.26% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Moderate Composite Index1, respectively.

The Fund is a fund of funds that achieves broad diversification by investing in underlying funds. The Fund typically holds between 50% and 70% of its assets in equity funds and 30% to 50% of its assets in fixed-income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund volatility.*

Despite volatility during the first quarter, U.S. equities had healthy gains for the first three quarters of the year due to strong economic data coupled with positive earnings growth. However, volatility increased significantly in the fourth quarter amid investor concerns over continued U.S. Federal Reserve Board (the Fed) rate hikes, political and economic uncertainty, and contentious trade negotiations. Large-cap stocks outperformed small-cap stocks in 2018. The S&P 500 Index returned -4.38% for the year, while the S&P 400 Index2 returned -11.08% and the S&P 600 Index3 returned -8.48%. Growth stocks sharply outperformed value stocks during the year, although this trend reversed during the fourth quarter.

International developed market equities, as measured by the MSCI EAFE Index (net)4, underperformed U.S. equities, returning -13.79% for the year. Emerging markets equities, as measured by the MSCI EM Index (net)5, also underperformed, returning -14.58%. Both developed and emerging markets international equities underperformed U.S. equities during the first three quarters of the year, but generally held up better than U.S. equities during the volatile fourth quarter.

The U.S. bond market ended the year flat, with a return of 0.01% for the Bloomberg Barclays U.S. Aggregate Bond Index. The Fed raised interest rates four times during the period—once per quarter. Although Treasury yields rose during the first three quarters, the yield curve flattened dramatically in the fourth quarter, leaving the intermediate portion of the curve inverted. Both investment-grade and high-yield corporate spreads widened sharply as investors became more risk averse, especially during the fourth quarter.

The Fund, which invests in both U.S. and international markets, underperformed its composite benchmark in 2018. Allocations to mid- and small-cap U.S. equities detracted from the Fund’s performance relative to the S&P 500. Likewise, the Fund’s exposure to U.S. value stocks weighed on relative performance during the year. Allocations to international and emerging markets equities also detracted from results as U.S. stocks outperformed foreign equities during the period.*

Additionally, security selection within the Fund’s holdings had a net negative impact on relative results across both the Fund’s equity and fixed income holdings.*

The Fund’s off-benchmark allocation to shorter-term bonds contributed to relative returns during the year, as these bonds are less sensitive to interest rate changes in a rising interest rate environment.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review. The MVP risk management process generally maintained a neutral equity allocation for most of the year relative to its target. However, as market volatility increased at the end of the year, the MVP risk management process reduced equity exposure. However, as market volatility increased at the end of the year, the MVP risk management process reduced equity exposure. This reduced equity exposure at the end of December slightly detracted from relative performance as stocks rallied to finish out the year.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]

The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition.

[3]

The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[4]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

[5]	The MSCI Emerging Markets Index (“MSCI EM”) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.

The indexes defined above are unmanaged. Investors cannot invest directly in an index.

1

AZL MVP FusionSM Dynamic Moderate Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near future, which may increase the Fund’s exposure to risks related to rising rates. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	1 Year	3 Year	5 Year	10 Year
AZL MVP FusionSM Dynamic Moderate Fund	-6.46%	3.60%	2.64%	7.57%
S&P 500 Index	-4.38%	9.26%	8.49%	13.12%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.52%	3.48%
Moderate Composite Index	-2.26%	6.52%	6.22%	9.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL MVP FusionSM Dynamic Moderate Fund	0.98%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.30% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.22%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) S&P 500 and (40%) Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Dynamic Moderate Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Dynamic Moderate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MVP Fusion Dynamic Moderate Fund	$1,000.00	$940.10	$1.08	0.22%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MVP Fusion Dynamic Moderate Fund	$1,000.00	$1,024.10	$1.12	0.22%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Fixed Income Funds	39.5%

Domestic Equity Funds	34.1

International Equity Funds	21.5

Total Investment Securities	95.1

Net other assets (liabilities)	4.9

Net Assets	100.0%

3

AZL MVP Fusion Dynamic Moderate Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Affiliated Investment Companies (95.1%):
Domestic Equity Funds (34.1%):
4,184,373	AZL DFA U.S. Core Equity Fund	$47,367,099
3,554,145	AZL DFA U.S. Small Cap Fund	36,216,741
3,997,239	AZL Gateway Fund	50,125,373
6,817,288	AZL Mid Cap Index Fund, Class 2	129,596,650
10,505,772	AZL Russell 1000 Growth Index Fund, Class 2	142,143,098
18,472,652	AZL Russell 1000 Value Index Fund, Class 2	207,263,151
4,391,327	AZL Small Cap Stock Index Fund, Class 2	53,442,444

		666,154,556

Fixed Income Funds (39.5%):
2,487,274	AZL Enhanced Bond Index Fund	26,340,228
16,999,732	AZL Fidelity Institutional Asset Management Total Bond Fund, Class 2	166,767,373
16,726,074	AZL MetWest Total Return Bond Fund	166,758,959
8,013,546	PIMCO VIT Income Portfolio	83,100,476

Shares		Fair Value
Affiliated Investment Companies, continued
Fixed Income Funds, continued
16,069,361	PIMCO VIT Low Duration Portfolio	$161,979,164
15,951,520	PIMCO VIT Total Return Portfolio	167,171,929

		772,118,129

International Equity Funds (21.5%):
10,330,760	AZL DFA International Core Equity Fund	95,042,994
13,322,889	AZL International Index Fund, Class 2	189,851,166
19,319,267	AZL MSCI Emerging Markets Equity Index Fund, Class 2	135,041,675

		419,935,835

Total Affiliated Investment Companies (Cost $1,911,328,770)		1,858,208,520

Total Investment Securities (Cost $1,911,328,770) — 95.1%(a)		1,858,208,520
Net other assets (liabilities) — 4.9%		95,521,952

Net Assets — 100.0%		$1,953,730,472

Percentages indicated are based on net assets as of December 31, 2018.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $96,246,113 has been segregated to cover margin requirements for the following open contracts as of December 31, 2018:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/15/19	359	$44,968,340	$(1,150,599)
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/20/19	315	38,434,914	894,514

				$(256,085)

See accompanying notes to the financial statements.

4

AZL MVP Fusion Dynamic Moderate Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in affiliates, at cost	$1,911,328,770

Investments in affiliates, at value	$1,858,208,520
Segregated cash for collateral	96,246,113
Interest and dividends receivable	1,296,927
Receivable for affiliated investments sold	320,622
Receivable for variation margin on futures contracts	269
Prepaid expenses	21,785

Total Assets	1,956,094,236

Liabilities:
Cash overdraft	320,622
Payable for affiliated investments purchased	1,127,986
Payable for capital shares redeemed	513,040
Manager fees payable	338,005
Administration fees payable	4,269
Custodian fees payable	2,113
Administrative and compliance services fees payable	6,277
Transfer agent fees payable	522
Trustee fees payable	2,404
Other accrued liabilities	48,526

Total Liabilities	2,363,764

Net Assets	$1,953,730,472

Net Assets Consist of:
Paid in capital	$1,860,584,053
Total distributable earnings	93,146,419

Net Assets	$1,953,730,472

Shares of beneficial interest (unlimited number of shares authorized, no par value)	189,499,758
Net Asset Value (offering and redemption price per share)	$10.31

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends from affiliates	$39,808,259
Interest	1,860,301
Dividends from non-affiliates	268

Total Investment Income	41,668,828

Expenses:
Manager fees	4,441,598
Administration fees	64,613
Custodian fees	17,050
Administrative and compliance services fees	35,679
Transfer agent fees	6,724
Trustee fees	111,958
Professional fees	90,596
Shareholder reports	36,296
Other expenses	23,189

Total expenses	4,827,703

Net Investment Income/(Loss)	36,841,125

Net realized and Change in net unrealized gains/losses on investments
Net realized gains/(losses) on affiliated underlying funds	57,023,641
Net realized gains distributions from affiliated underlying funds	61,149,429
Net realized gains/(losses) on futures contracts	(4,016,279)
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(286,503,870)
Change in net unrealized appreciation/depreciation on futures contracts	(1,083,208)

Net realized and Change in net unrealized gains/losses on investments	(173,430,287)

Change in Net Assets Resulting From Operations	$(136,589,162)

See accompanying notes to the financial statements.

5

AZL MVP Fusion Dynamic Moderate Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$36,841,125	$21,228,686
Net realized gains/(losses) on investments	114,156,791	148,291,138
Change in unrealized appreciation/depreciation on investments	(287,587,078)	140,203,541

Change in net assets resulting from operations	(136,589,162)	309,723,365

Distributions to Shareholders:(a)
Distributions	(167,837,097)	(222,327,220)

Change in net assets resulting from distributions to shareholders	(167,837,097)	(222,327,220)

Capital Transactions:
Proceeds from shares issued	12,607,258	8,791,608
Proceeds from dividends reinvested	167,837,097	222,327,220
Value of shares redeemed	(283,774,000)	(293,361,499)

Change in net assets resulting from capital transactions	(103,329,645)	(62,242,671)

Change in net assets	(407,755,904)	25,153,474
Net Assets:(a)
Beginning of period	2,361,486,376	2,336,332,902

End of period	$1,953,730,472	$2,361,486,376

Share Transactions:
Shares issued	1,082,105	727,313
Dividends reinvested	15,468,857	19,249,110
Shares redeemed	(24,299,498)	(24,205,850)

Change in shares	(7,748,536)	(4,229,427)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

AZL MVP Fusion Dynamic Moderate Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$11.97	$11.60	$12.15	$13.05	$12.68

Investment Activities:
Net Investment Income/(Loss)	0.21	0.12	0.18	0.22	0.14
Net Realized and Unrealized Gains/(Losses) on Investments	(0.93)	1.46	0.32	(0.45)	0.40

Total from Investment Activities	(0.72)	1.58	0.50	(0.23)	0.54

Distributions to Shareholders From:
Net Investment Income	(0.14)	(0.20)	(0.27)	(0.17)	(0.17)
Net Realized Gains	(0.80)	(1.01)	(0.78)	(0.50)	—

Total Dividends	(0.94)	(1.21)	(1.05)	(0.67)	(0.17)

Net Asset Value, End of Period	$10.31	$11.97	$11.60	$12.15	$13.05

Total Return(a)	(6.46)%	13.98%	4.29%	(1.71)%	4.24%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,953,730	$2,361,486	$2,336,333	$2,466,434	$2,724,412
Net Investment Income/(Loss)	1.66%	0.90%	1.38%	1.61%	1.04%
Expenses Before Reductions*(b)	0.22%	0.22%	0.22%	0.22%	0.22%
Expenses Net of Reductions*	0.22%	0.22%	0.22%	0.22%	0.22%
Portfolio Turnover Rate	18%	17%	58%	13%	20%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Dynamic Moderate Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Dynamic Moderate Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments,

8

AZL MVP Fusion Dynamic Moderate Fund

Notes to the Financial Statements

December 31, 2018

money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2018, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for these contracts was $107.8 million for the year ended December 31, 2018. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$1,150,599

Interest Rate Risk

Interest Rate Contracts	Receivable for variation margin on futures contracts	894,514	Payable for variation margin on futures contracts	—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/Change net in unrealized appreciation/depreciation on futures contracts	$(4,016,279)	$(2,210,584)

Interest Rate Risk

Interest Rate Contracts	Net realized gains/(losses) on futures contracts/Change net in unrealized appreciation/depreciation on futures contracts	—	1,127,376

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$(36,719,006)
From net realized gains	(185,608,214)

Change in net assets resulting from distributions to shareholders	$(222,327,220)

9

AZL MVP Fusion Dynamic Moderate Fund

Notes to the Financial Statements

December 31, 2018

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL MVP Fusion Dynamic Moderate Fund	0.20%	0.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2018, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2018, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2018 is as follows:

	Fair Value 12/31/17	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value 12/31/18	Shares as of 12/31/2018	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL DFA International Core Equity Fund	$119,970,024	$5,492,449	$(7,882,505)	$1,086,045	$(23,623,019)	$95,042,994	10,330,760	$2,011,305	$576,744
AZL DFA U.S. Core Equity Fund	60,247,547	2,166,850	(9,437,392)	2,363,013	(7,972,919)	47,367,099	4,184,373	595,476	1,571,374
AZL DFA U.S. Small Cap Fund	48,348,380	2,505,839	(7,146,324)	1,621,049	(9,112,203)	36,216,741	3,554,145	231,467	2,274,374
AZL Enhanced Bond Index Fund	59,336,541	607,863	(32,158,635)	(882,081)	(563,460)	26,340,228	2,487,274	607,861	—
AZL FIAM Total Bond Fund	195,092,711	5,215,362	(25,721,933)	(1,090,922)	(6,727,845)	166,767,373	16,999,732	5,215,362	—
AZL Gateway Fund	83,822,440	691,905	(31,525,589)	5,048,500	(7,911,883)	50,125,373	3,997,239	691,906	—
AZL International Index Fund, Class 2	310,202,260	9,544,687	(87,726,644)	7,339,712	(49,508,849)	189,851,166	13,322,889	6,414,203	3,130,484
AZL MetWest Total Return Bond Fund	194,346,284	3,696,409	(26,750,169)	(978,989)	(3,554,576)	166,758,959	16,726,074	3,696,408	—
AZL Mid Cap Index Fund, Class 2	95,682,061	82,433,643	(17,574,213)	3,300,987	(34,245,828)	129,596,650	6,817,288	1,359,513	11,221,931
AZL MSCI Emerging Markets Equity Fund, Class 2	143,689,713	38,850,239	(21,969,973)	3,914,185	(29,442,489)	135,041,675	19,319,267	1,981,513	4,025,895
AZL Russell 1000 Growth Index Fund, Class 2	231,038,729	41,189,416	(121,987,807)	28,364,450	(36,461,690)	142,143,098	10,505,772	1,424,632	12,608,384
AZL Russell 1000 Value Index Fund, Class 2	231,617,334	99,256,349	(81,450,791)	6,782,243	(48,941,984)	207,263,151	18,472,652	4,491,403	17,347,124
AZL Small Cap Stock Index Fund, Class 2	36,551,620	39,604,274	(8,143,294)	1,803,422	(16,373,578)	53,442,444	4,391,327	550,585	5,750,228
PIMCO VIT Income Portfolio	95,562,194	3,345,007	(12,676,208)	532,910	(3,663,427)	83,100,476	8,013,546	2,757,858	587,149
PIMCO VIT Low Duration Portfolio	155,302,712	30,514,242	(21,289,680)	(1,184,093)	(1,364,017)	161,979,164	16,069,361	3,116,921	—
PIMCO VIT Total Return Portfolio	194,296,831	6,718,892	(25,810,901)	(996,790)	(7,036,103)	167,171,929	15,951,520	4,661,846	2,055,742

	$2,255,107,381	$371,833,426	$(539,252,058)	$57,023,641	$(286,503,870)	$1,858,208,520	171,143,219	$39,808,259	$61,149,429

10

AZL MVP Fusion Dynamic Moderate Fund

Notes to the Financial Statements

December 31, 2018

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $20,396 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Company	$1,858,208,520	$—	$—	$1,858,208,520

Total Investment Securities	1,858,208,520	—	—	1,858,208,520

Other Financial Instruments:*
Futures Contracts	(256,085)	—	—	(256,085)

Total Investments	$1,857,952,435	$—	$—	$1,857,952,435

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MVP Fusion Dynamic Moderate Fund	$371,833,426	$539,252,058

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AZL MVP Fusion Dynamic Moderate Fund

Notes to the Financial Statements

December 31, 2018

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $1,916,969,672. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$14,762,695
Unrealized (depreciation)	(73,523,847)

Net unrealized appreciation/(depreciation)	$(58,761,152)

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Fusion Dynamic Moderate Fund	$47,347,962	$120,489,135	$167,837,097

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Fusion Dynamic Moderate Fund	$36,719,006	$185,608,214	$222,327,220

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MVP Fusion Dynamic Moderate Fund	$50,733,557	$101,174,014	$—	$(58,761,152)	$93,146,419

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership of 85% of the Fund. As of December 31, 2018, the Fund had a controlling interest (in excess of 50%) in the AZL MetWest Total Return Bond Fund, which is affiliated with the Investment Adviser.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL MVP Fusion Dynamic Moderate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MVP Fusion Dynamic Moderate Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 9.32% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $22,523,353.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $120,489,135.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Management Agreement was approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

16

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds that have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2018 was available, one was in the top 40%, three were in the middle 20%, and one was in the bottom 40%. Only one of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2018, for the eight Funds for which three-year performance information was available, four Funds were in the top 40%, three Funds were in the middle 20%, and one Fund was in the bottom 40%. For the 12 Funds for which one-year performance information was available, for the one-year period ended June 30, 2018, seven Funds were in the top 40%, three Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the six Funds for which five-year performance information was available, for the five-year period ended June 30, 2018, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which three-year performance information was available, for the three-year period ended June 30, 2018, five Funds were in the top 40%, two Funds were in the middle 20%, and one was in the bottom 40%. For the 10 Funds for which one-year performance was available, for the one-year period ended June 30, 2018, six Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 48th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 8th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 11th percentile. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 10th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Dynamic Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Dynamic Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2018, were approximately $11.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.6 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the same effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address,and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address,and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® MVP Growth Index Strategy Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Growth Index Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Growth Index Strategy Fund.

What factors affected the Fund’s performance for the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® MVP Growth Index Strategy Fund (the “Fund”) returned -6.45%. That compared to a -4.38%, 0.01% and a -3.00% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Growth Composite Index1, respectively.

The Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index2, the S&P 600 Index3 and the MSCI EAFE Index4, which represents shares of large companies in developed foreign markets. The fixed-income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds that of the Bloomberg Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund allocates 65% to 85% of its assets to the underlying equity index funds and between 15% and 35% to the underlying bond index fund.*

The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund volatility.

U.S. equities sustained a brief period of volatility in the first quarter, but still had healthy gains in the first three quarters of the year due to strong economic data coupled with positive earnings growth. However, volatility increased significantly during the fourth quarter, as investors became increasingly concerned with continuing interest rate hikes from the U.S. Federal Reserve Board (the Fed), political and economic uncertainty, and contentious trade negotiations. The S&P 500 fell 4.38% for the 12-month period. The S&P 400 Index was also down, returning -11.08%, and the S&P 600 Index returned -8.48%. Growth stocks sharply outperformed value stocks in the first three quarters, but this trend reversed in the fourth quarter.

International developed markets, as measured by the MSCI EAFE Index (net), underperformed U.S. equities, returning -13.79% for the year. Although international developed markets underperformed U.S. equities in the first three quarters, they outperformed during the volatile fourth quarter.

The U.S. bond market ended the year flat, with a return of 0.01% for the Bloomberg Barclays U.S. Aggregate Bond Index. The Fed raised interest rates four times during the period—once per quarter. Although Treasury yields rose during the first three quarters, the yield curve flattened dramatically in the fourth quarter, leaving the intermediate portion of the curve inverted. Investment-grade corporate spreads widened sharply as investors became more risk averse.

The Fund, which invests in both U.S. and international markets, underperformed its blended benchmark during the 12-month period. This underperformance was due largely to a strategic allocation to international equities, as these underperformed U.S. equities for most of the year. A strategic allocation to U.S. mid- and small-cap equities during the period also detracted from performance as these stocks underperformed U.S. large-cap equities.*

Within the Fund’s fixed income holdings, an overweight allocation to corporate bonds detracted from relative results, causing the Fund’s fixed income allocation to modestly lag its fixed income benchmark for the period.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review. The MVP risk management process generally maintained a neutral equity allocation for most of the year relative to its target. However, as market volatility increased at the end of the year, the MVP risk management process reduced equity exposure. Over this short period, reduced equity exposure had little effect on relative performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]

The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition.

[3]

The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[4]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

The indexes defined above are unmanaged. Investors cannot invest directly in an index.

1

AZL® MVP Growth Index Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Index Strategy Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small-to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Indexes because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near future, which may increase the Fund’s exposure to risks related to rising rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments. traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

				Since
	1	3	5	Inception
	Year	Year	Year	(1/10/12)
AZL® MVP Growth Index Strategy Fund	-6.45%	5.03%	4.12%	7.36%
S&P 500 Index	-4.38%	9.26%	8.49%	12.30%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.52%	2.12%
Growth Composite Index	-3.00%	7.57%	7.09%	9.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP Growth Index Strategy Fund	0.67%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.20% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.11%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Growth Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (75%) S&P 500 and (25%) Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Growth Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Growth Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MVP Growth Index Strategy Fund	$1,000.00	$929.00	$0.58	0.12%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MVP Growth Index Strategy Fund	$1,000.00	$1,024.60	$0.61	0.12%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Domestic Equity Funds	51.1%

Fixed Income Funds	25.9

International Equity Funds	18.5

Money Markets	— ^

Total Investment Securities	95.5

Net other assets (liabilities)	4.5

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL MVP Growth Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Affiliated Investment Companies (95.5%):
Domestic Equity Funds (51.1%):
13,362,660	AZL Mid Cap Index Fund, Class 2	$254,024,169
58,805,701	AZL S&P 500 Index Fund, Class 2	859,151,295
10,280,442	AZL Small Cap Stock Index Fund, Class 2	125,112,978

		1,238,288,442

Fixed Income Funds (25.9%):
59,370,548	AZL Enhanced Bond Index Fund	628,734,103

International Equity Funds (18.5%):
31,383,390	AZL International Index Fund, Class 2	447,213,308

Total Affiliated Investment Companies (Cost $2,249,766,741)		2,314,235,853

Shares		Fair Value
Unaffiliated Investment Company (0.0%)+:
Money Markets (0.0%)+:
373,308	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%	$373,308

Total Unaffiliated Investment Company (Cost $373,308)		373,308

Total Investment Securities (Cost $2,250,140,049) — 95.5%(a)		2,314,609,161
Net other assets (liabilities) — 4.5%		108,556,150

Net Assets — 100.0%		$2,423,165,311

Percentages indicated are based on net assets as of December 31, 2018.

+	Represents less than 0.05%.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $109,470,052 has been segregated to cover margin requirements for the following open contracts as of December 31, 2018:

Short Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/15/19	2,009	$(251,647,340)	$(7,604,221)

				$(7,604,221)

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/20/19	228	$27,819,557	$660,548

				$660,548

Total Net Futures Contracts				$(6,943,673)

See accompanying notes to the financial statements.

4

AZL MVP Growth Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in non-affiliates, at cost	$373,308
Investments in affiliates, at cost	2,249,766,741

Investments in non-affiliates, at value	$373,308
Investments in affiliates, at value	2,314,235,853
Segregated cash for collateral	109,470,052
Interest and dividends receivable	211,720
Receivable for capital shares issued	120,355
Receivable for variation margin on futures contracts	173
Prepaid expenses	25,340

Total Assets	2,424,436,801

Liabilities:
Payable for affiliated investments purchased	373,308
Payable for capital shares redeemed	609,078
Manager fees payable	210,600
Administration fees payable	4,445
Custodian fees payable	1,036
Administrative and compliance services fees payable	8,098
Transfer agent fees payable	577
Trustee fees payable	3,101
Other accrued liabilities	61,247

Total Liabilities	1,271,490

Net Assets	$2,423,165,311

Net Assets Consist of:
Paid in capital	$2,263,433,848
Total distributable earnings	159,731,463

Net Assets	$2,423,165,311

Shares of beneficial interest (unlimited number of shares authorized, no par value)	173,221,265
Net Asset Value (offering and redemption price per share)	$13.99

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends from affiliates	$45,979,427
Interest	2,243,190
Dividends from non-affiliates	7,334

Total Investment Income	48,229,951

Expenses:
Manager fees	2,644,860
Administration fees	67,589
Custodian fees	8,514
Administrative and compliance services fees	42,577
Transfer agent fees	7,090
Trustee fees	133,970
Professional fees	110,674
Shareholder reports	43,261
Other expenses	27,218

Total expenses	3,085,753

Net Investment Income/(Loss)	45,144,198

Net realized and Change in net unrealized gains/losses on investments
Net realized gains/(losses) on affiliated underlying funds	5,694,913
Net realized gains distributions from affiliated underlying funds	73,669,654
Net realized gains/(losses) on futures contracts	733,818
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(285,831,994)
Change in net unrealized appreciation/depreciation on futures contracts	(8,378,348)

Net realized and Change in net unrealized gains/losses on investments	(214,111,957)

Change in Net Assets Resulting From Operations	$(168,967,759)

See accompanying notes to the financial statements.

5

AZL MVP Growth Index Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$45,144,198	$17,933,830
Net realized gains/(losses) on investments	80,098,385	82,582,429
Change in unrealized appreciation/depreciation on investments	(294,210,342)	258,251,323

Change in net assets resulting from operations	(168,967,759)	358,767,582

Distributions to Shareholders:(a)
Distributions	(102,284,487)	(116,041,350)

Change in net assets resulting from distributions to shareholders	(102,284,487)	(116,041,350)

Capital Transactions:
Proceeds from shares issued	104,828,201	137,649,163
Proceeds from dividends reinvested	102,284,487	116,041,350
Value of shares redeemed	(147,250,114)	(105,234,549)

Change in net assets resulting from capital transactions	59,862,574	148,455,964

Change in net assets	(211,389,672)	391,182,196
Net Assets:(a)
Beginning of period	2,634,554,983	2,243,372,787

End of period	$2,423,165,311	$2,634,554,983

Share Transactions:
Shares issued	6,733,674	9,175,322
Dividends reinvested	6,814,423	7,824,771
Shares redeemed	(9,619,518)	(7,008,917)

Change in shares	3,928,579	9,991,176

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

AZL MVP Growth Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016		2015	2014

Net Asset Value, Beginning of Period	$15.56	$14.08	$13.55		$13.90	$13.23

Investment Activities:
Net Investment Income/(Loss)	0.26	0.11	0.14		0.25	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	(1.22)	2.10	0.77		(0.36)	0.75

Total from Investment Activities	(0.96)	2.21	0.91		(0.11)	0.85

Distributions to Shareholders From:
Net Investment Income	(0.13)	(0.18)	(0.30)		(0.12)	(0.10)
Net Realized Gains	(0.48)	(0.55)	(0.08)		(0.12)	(0.08)

Total Dividends	(0.61)	(0.73)	(0.38)		(0.24)	(0.18)

Net Asset Value, End of Period	$13.99	$15.56	$14.08		$13.55	$13.90

Total Return(a)	(6.45)%	15.96%	6.80%		(0.80)%	6.47%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,423,165	$2,634,555	$2,243,373		$1,392,460	$1,118,257
Net Investment Income/(Loss)	1.71%	0.74%	1.55%		2.17%	1.05%
Expenses Before Reductions*(b)	0.12%	0.11%	0.12%		0.12%	0.12%
Expenses Net of Reductions*	0.12%	0.11%	0.12%		0.12%	0.12%
Portfolio Turnover Rate	4%	4%	4	%(c)	1%	1%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)

Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 4%.

See accompanying notes to the financial statements.

7

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Growth Index Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments,

8

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2018, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2018, the monthly average notional amount for long contracts was $108.3 million and the monthly average notional amount for short contracts was $28.9 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$7,604,221

Interest Rate Risk

Interest Rate Contracts	Receivable for variation margin on futures contracts	660,548	Payable for variation margin on futures contracts	—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/Change net in unrealized appreciation/depreciation on futures contracts	$733,818	$(9,213,980)
Interest Rate Risk

Interest Rate Contracts	Net realized gains/(losses) on futures contracts/Change net in unrealized appreciation/depreciation on futures contracts	—	835,632

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$(28,019,405)
From net realized gains	(88,021,945)

Change in net assets resulting from distributions to shareholders	$(116,041,350)

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AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL MVP Growth Index Strategy Fund	0.10%	0.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2018, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2018, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2018 is as follows:

	Fair Value 12/31/17	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value 12/31/18	Shares as of 12/31/2018	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL Enhanced Bond Index Fund	$620,115,513	$51,285,434	$(25,443,802)	$(1,604,672)	$(15,618,370)	$628,734,103	59,370,548	$13,753,910	$—
AZL International Index Fund, Class 2	500,304,956	42,776,669	(4,171,472)	178,247	(91,875,092)	447,213,308	31,383,390	13,364,970	6,522,840
AZL Mid Cap Index Fund, Class 2	293,043,151	25,075,504	(6,751,950)	(41)	(57,342,495)	254,024,169	13,362,660	2,709,583	22,365,921
AZL S&P 500 Index Fund, Class 2	943,860,209	52,612,501	(50,094,387)	6,911,393	(94,138,421)	859,151,295	58,805,701	14,851,587	31,210,403
AZL Small Cap Stock Index Fund, Class 2	145,968,711	14,869,867	(9,077,970)	209,986	(26,857,616)	125,112,978	10,280,442	1,299,377	13,570,490

	$2,503,292,540	$186,619,975	$(95,539,581)	$5,694,913	$(285,831,994)	$2,314,235,853	173,202,741	$45,979,427	$73,669,654

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $24,012 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings.Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

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AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Company	$2,314,235,853	$—	$—	$2,314,235,853
Unaffiliated Investment Company	373,308	—	—	373,308

Total Investment Securities	2,314,609,161	—	—	2,314,609,161

Other Financial Instruments:*
Futures Contracts	(6,943,673)	—	—	(6,943,673)

Total Investments	$2,307,665,488	$—	$—	$2,307,665,488

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MVP Growth Index Strategy Fund	$186,619,975	$95,539,581

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $2,256,522,437. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$110,028,439
Unrealized (depreciation)	(51,941,715)

Net unrealized appreciation/(depreciation)	$58,086,724

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AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Growth Index Strategy Fund	$28,652,893	$73,631,594	$102,284,487

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Growth Index Strategy Fund	$28,362,008	$87,679,342	$116,041,350

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MVP Growth Index Strategy Fund	$65,147,887	$63,836,044	$—	$58,086,724	$187,070,655

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and straddles.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership of 85% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL MVP Growth Index Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MVP Growth Index Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 41.11% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $6,907,686.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $73,631,595.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Management Agreement was approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

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The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds that have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2018 was available, one was in the top 40%, three were in the middle 20%, and one was in the bottom 40%. Only one of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2018, for the eight Funds for which three-year performance information was available, four Funds were in the top 40%, three Funds were in the middle 20%, and one Fund was in the bottom 40%. For the 12 Funds for which one-year performance information was available, for the one-year period ended June 30, 2018, seven Funds were in the top 40%, three Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the six Funds for which five-year performance information was available, for the five-year period ended June 30, 2018, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which three-year performance information was available, for the three-year period ended June 30, 2018, five Funds were in the top 40%, two Funds were in the middle 20%, and one was in the bottom 40%. For the 10 Funds for which one-year performance was available, for the one-year period ended June 30, 2018, six Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 48th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 8th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 11th percentile. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 10th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Dynamic Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Dynamic Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2018, were approximately $11.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.6 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the same effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address,and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address,and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® MVP Moderate Index Strategy Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Moderate Index Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Moderate Index Strategy Fund.

What factors affected the Fund’s performance for the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® MVP Moderate Index Strategy Fund (the “Fund”) returned -5.26%. That compared to a -4.38%, 0.01% and a -2.26% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Moderate Composite Index1, respectively.

The Fund is designed to provide a diversified portfolio consisting of index funds in equity and fixed income asset classes, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund volatility.

U.S. equities experienced healthy gains in the first three quarters as a result of strong economic data and positive earnings growth. However, volatility increased during the fourth quarter. U.S. large-cap equities fell, as measured by the S&P 500 Index, due to investors’ concerns over continued Federal Reserve Board (the Fed) interest rate hikes, political and economic uncertainty, and contentious global trade negotiations. Mid- and small-cap stocks also performed poorly for the year. Growth stocks sharply outperformed value stocks in the first three quarters, but this trend reversed in the fourth quarter.

International developed markets, as measured by the MSCI EAFE Index (net)2, underperformed U.S. domestic markets, returning -13.79% for the 12-month period. Though non-U.S. developed markets underperformed U.S. equities during the first three quarters, they outpaced U.S. stocks during the volatile fourth quarter.

The U.S. bond market ended the year flat, with a return of just 0.01% for the Bloomberg Barclays U.S. Aggregate Bond Index. The Fed raised interest rates four times during the 12-month period—once per quarter. Treasury yields rose during the first three quarters, however, the yield curve flattened dramatically in the fourth quarter, leaving the intermediate portion of the curve inverted. Investment-grade corporate spreads widened sharply as investors became more risk averse.

The Fund, which invests in both U.S. and international markets, underperformed its blended benchmark for the 12- month period. This underperformance was due largely to a strategic allocation to international equities, as these underperformed U.S. equities for most of the year. A strategic allocation to U.S. mid- and small-cap equities during the period detracted from performance as well, as these underperformed U.S. large-cap equities. An overweight allocation to corporate bonds hurt relative results, causing the Fund’s fixed-income allocation to modestly lag its fixed-income benchmark for the period.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review. The MVP risk management process generally maintained a neutral equity allocation for most of the year relative to its target. However, as market volatility increased at the very end of the year, and after stocks had already declined significantly, the MVP risk management process reduced equity exposure. During the short period remaining in the year, this reduced equity exposure detracted from relative performance as stocks rallied in the final days of the period. *

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is unmanaged and is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Investors cannot invest directly in an index.

1

AZL® MVP Moderate Index Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Index Strategy Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Indexes because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

				Since
	1	3	5	Inception
	Year	Year	Year	(1/10/12)
AZL® MVP Moderate Index Strategy Fund	-5.26%	4.19%	3.48%	6.98%
S&P 500 Index	-4.38%	9.26%	8.49%	12.30%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.52%	2.12%
Moderate Composite Index	-2.26%	6.52%	6.22%	8.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP Moderate Index Strategy Fund	0.69%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.15% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.12%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) S&P 500 and (40%) Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Moderate Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Moderate Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MVP Moderate Index Strategy Fund	$1,000.00	$944.20	$0.64	0.13%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MVP Moderate Index Strategy Fund	$1,000.00	$1,024.55	$0.66	0.13%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Fixed Income Funds	41.1%

Domestic Equity Funds	39.6

International Equity Funds	14.3

Total Investment Securities	95.0

Net other assets (liabilities)	5.0

Net Assets	100.0%

3

AZL MVP Moderate Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Affiliated Investment Companies (95.0%):
Domestic Equity Funds (39.6%):
2,151,458	AZL Mid Cap Index Fund, Class 2	$40,899,214
9,085,420	AZL S&P 500 Index Fund, Class 2	132,737,984
1,634,016	AZL Small Cap Stock Index Fund, Class 2	19,885,973

		193,523,171

Fixed Income Funds (41.1%):
19,001,640	AZL Enhanced Bond Index Fund	201,227,371

Shares		Fair Value
Affiliated Investment Companies, continued
International Equity Funds (14.3%):
4,914,048	AZL International Index Fund, Class 2	$70,025,179

Total Affiliated Investment Companies (Cost $462,045,201)		464,775,721

Total Investment Securities (Cost $462,045,201) — 95.0%(a)		464,775,721
Net other assets (liabilities) — 5.0%		24,296,465

Net Assets — 100.0%		$489,072,186

Percentages indicated are based on net assets as of December 31, 2018.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $23,831,772 has been segregated to cover margin requirements for the following open contracts as of December 31, 2018:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/15/19	2	$250,520	$292
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/20/19	78	9,517,217	223,704

				$223,996

See accompanying notes to the financial statements.

4

AZL MVP Moderate Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in affiliates, at cost	$462,045,201

Investments in affiliates, at value	464,775,721
Cash	46,815
Segregated cash for collateral	23,831,772
Interest and dividends receivable	42,076
Receivable for capital shares issued	493,519

Total Assets	489,189,903

Liabilities:
Payable for affiliated investments purchased	46,815
Payable for variation margin on futures contracts	628
Manager fees payable	42,724
Administration fees payable	4,514
Custodian fees payable	478
Administrative and compliance services fees payable	1,664
Transfer agent fees payable	447
Trustee fees payable	637
Other accrued liabilities	19,810

Total Liabilities	117,717

Net Assets	$489,072,186

Net Assets Consist of:
Paid in capital	$460,671,877
Total distributable earnings	28,400,309

Net Assets	$489,072,186

Shares of beneficial interest (unlimited number of shares authorized, no par value)	36,828,473
Net Asset Value (offering and redemption price per share)	$13.28

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends from affiliates	$9,470,011
Interest	454,726
Dividends from non-affiliates	542

Total Investment Income	9,925,279

Expenses:
Manager fees	534,839
Administration fees	54,900
Custodian fees	5,002
Administrative and compliance services fees	8,755
Transfer agent fees	5,572
Trustee fees	27,518
Professional fees	22,572
Shareholder reports	13,928
Other expenses	14,599

Total expenses	687,685

Net Investment Income/(Loss)	9,237,594

Net realized and Change in net unrealized gains/losses on investments
Net realized gains/(losses) on affiliated underlying funds	6,503,157
Net realized gains distributions from affiliated underlying funds	11,585,609
Net realized gains/(losses) on futures contracts	(1,671,319)
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(52,560,364)
Change in net unrealized appreciation/depreciation on futures contracts	14,787

Net realized and Change in net unrealized gains/losses on investments	(36,128,130)

Change in Net Assets Resulting From Operations	$(26,890,536)

See accompanying notes to the financial statements.

5

AZL MVP Moderate Index Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$9,237,594	$3,927,262
Net realized gains/(losses) on investments	16,417,447	19,344,279
Change in unrealized appreciation/depreciation on investments	(52,545,577)	43,328,822

Change in net assets resulting from operations	(26,890,536)	66,600,363

Distributions to Shareholders:(a)
Distributions	(23,512,014)	(21,285,161)

Change in net assets resulting from distributions to shareholders	(23,512,014)	(21,285,161)

Capital Transactions:
Proceeds from shares issued	10,442,882	12,154,646
Proceeds from dividends reinvested	23,512,014	21,285,161
Value of shares redeemed	(46,347,799)	(46,999,547)

Change in net assets resulting from capital transactions	(12,392,903)	(13,559,740)

Change in net assets	(62,795,453)	31,755,462
Net Assets:(a)
Beginning of period	551,867,639	520,112,177

End of period	$489,072,186	$551,867,639

Share Transactions:
Shares issued	718,590	848,360
Dividends reinvested	1,679,430	1,506,381
Shares redeemed	(3,157,169)	(3,305,040)

Change in shares	(759,149)	(950,299)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

AZL MVP Moderate Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016		2015	2014

Net Asset Value, Beginning of Period	$14.68	$13.50	$13.49		$14.37	$13.34

Investment Activities:
Net Investment Income/(Loss)	0.26	0.12	0.23		0.25	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	(1.00)	1.64	0.48		(0.71)	1.06

Total from Investment Activities	(0.74)	1.76	0.71		(0.46)	1.12

Distributions to Shareholders From:
Net Investment Income	(0.13)	(0.24)	(0.30)		(0.07)	(0.05)
Net Realized Gains	(0.53)	(0.34)	(0.40)		(0.35)	(0.04)

Total Dividends	(0.66)	(0.58)	(0.70)		(0.42)	(0.09)

Net Asset Value, End of Period	$13.28	$14.68	$13.50		$13.49	$14.37

Total Return(a)	(5.26)%	13.21%	5.43%		(3.21)%	8.42%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$489,072	$551,868	$520,112		$520,844	$467,457
Net Investment Income/(Loss)	1.73%	0.73%	1.71%		1.97%	0.65%
Expenses Before Reductions*(b)	0.13%	0.12%	0.13%		0.13%	0.14%
Expenses Net of Reductions*	0.13%	0.12%	0.13%		0.13%	0.14%
Portfolio Turnover Rate	5%	5%	108	%(c)	2%	1%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)

Effective October 14, 2016, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2016 as compared to prior years.

See accompanying notes to the financial statements.

7

AZL MVP Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Moderate Index Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

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AZL MVP Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

Futures Contracts

During the year ended December 31, 2018, the Fund did not enter into any futures contracts. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for these contracts was $25.3 million for the year ended December 31, 2018. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$292	Payable for variation margin on futures contracts	$—

Interest Rate Risk

Interest Rate Contracts	Receivable for variation margin on futures contracts	223,704	Payable for variation margin on futures contracts	—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/Change net in unrealized appreciation/depreciation on futures contracts	$(1,671,319)	$(268,560)

Interest Rate Risk

Interest Rate Contracts	Net realized gains/(losses) on futures contracts/Change net in unrealized appreciation/depreciation on futures contracts	—	283,347

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$(8,896,990)
From net realized gains	(12,388,171)

Change in net assets resulting from distributions to shareholders	$(21,285,161)

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AZL MVP Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL MVP Moderate Index Strategy Fund	0.10%	0.15%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2018, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2018, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2018 is as follows:

	Fair Value 12/31/17	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value 12/31/18	Shares as of 12/31/2018	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL Enhanced Bond Index Fund	$205,949,814	$9,060,261	$(8,105,085)	$(332,821)	$(5,344,798)	$201,227,371	19,001,640	$4,421,640	$—
AZL International Index Fund, Class 2	84,102,886	4,164,903	(3,740,731)	756,926	(15,258,805)	70,025,179	4,914,048	2,126,305	1,037,753
AZL Mid Cap Index Fund, Class 2	50,599,678	4,037,287	(4,601,401)	865,964	(10,002,314)	40,899,214	2,151,458	436,258	3,601,030
AZL S&P 500 Index Fund, Class 2	157,945,419	7,632,805	(20,185,913)	4,275,930	(16,930,257)	132,737,984	9,085,420	2,279,280	4,789,876
AZL Small Cap Stock Index Fund, Class 2	25,801,367	2,363,478	(4,191,840)	937,158	(5,024,190)	19,885,973	1,634,016	206,528	2,156,950

	$524,399,164	$27,258,734	$(40,824,970)	$6,503,157	$(52,560,364)	$464,775,721	36,786,582	$9,470,011	$11,585,609

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $4,879 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

10

AZL MVP Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Company	$464,775,721	$—	$—	$464,775,721

Total Investment Securities	464,775,721	—	—	464,775,721

Other Financial Instruments:*
Futures Contracts	223,996	—	—	223,996

Total Investments	$464,999,717	$—	$—	$464,999,717

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MVP Moderate Index Strategy Fund	$27,258,734	$40,824,970

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $462,238,025. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$10,298,592
Unrealized (depreciation)	(7,760,896)

Net unrealized appreciation/(depreciation)	$2,537,696

11

AZL MVP Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Moderate Index Strategy Fund	$9,436,246	$14,075,768	$23,512,014

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Moderate Index Strategy Fund	$8,896,990	$12,388,171	$21,285,161

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MVP Moderate Index Strategy Fund	$11,104,558	$14,900,672	$—	$2,537,696	$28,542,926

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and straddles.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 85% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL MVP Moderate Index Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MVP Moderate Index Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 17.04% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $4,833,332.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $14,075,768.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Management Agreement was approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

16

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds that have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2018 was available, one was in the top 40%, three were in the middle 20%, and one was in the bottom 40%. Only one of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2018, for the eight Funds for which three-year performance information was available, four Funds were in the top 40%, three Funds were in the middle 20%, and one Fund was in the bottom 40%. For the 12 Funds for which one-year performance information was available, for the one-year period ended June 30, 2018, seven Funds were in the top 40%, three Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the six Funds for which five-year performance information was available, for the five-year period ended June 30, 2018, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which three-year performance information was available, for the three-year period ended June 30, 2018, five Funds were in the top 40%, two Funds were in the middle 20%, and one was in the bottom 40%. For the 10 Funds for which one-year performance was available, for the one-year period ended June 30, 2018, six Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 48th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 8th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 11th percentile. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 10th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Dynamic Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Dynamic Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2018, were approximately $11.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.6 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the same effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® MVP T. Rowe Price Capital Appreciation Plus Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP T. Rowe Price Capital Appreciation Plus Fund (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP T. Rowe Price Capital Appreciation Plus Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® MVP T. Rowe Price Capital Appreciation Plus Fund (the “Fund”) returned -1.67%. That compared to a -4.38%, 0.01% and a -2.26% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Moderate Composite Index1, respectively.

The Fund is a fund of funds that invests primarily in a combination of three underlying mutual funds (the “Underlying Funds”), which are managed by the Manager. The Fund is designed to provide a diversified portfolio consisting of Underlying Funds in equity and fixed income asset classes, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund volatility.*

U.S. stocks declined in 2018. It was the worst year for the U.S. equity market since 2008. Stocks actually rose for much of the year, though the advance was somewhat sluggish. Market volatility was elevated through 2018, thanks partly to rising interest rates: The Federal Reserve Board (the Fed) continued its normalization of monetary policy, with four short-term interest rate hikes in 2018.

While most major U.S. stock indexes reached all-time highs around the end of the third quarter of 2018, equities plunged in the final months of the year. Several indexes were in bear market territory—down at least 20% from recent highs—by the end of the year. Stocks fell sharply due to multiple factors including: expectations of additional interest rate increases from the Fed in 2019; expectations of slowing corporate earnings growth in 2019, as tailwinds from the late-2017 tax reform that boosted corporate earnings in 2018 subside; signs of slowing economic growth in different parts of the world; and increased U.S.-China tensions.

The Fund’s exposure to passive strategies through the AZL S&P 500 Index Fund and the AZL Enhanced Bond Index Fund dragged on returns, as those portions underperformed the active equity and fixed income portions of the AZL T. Rowe Price Capital Appreciation Fund.*

The active equity portion of the Fund strongly outperformed the S&P 500 Index. The portfolio’s fixed income holdings posted a slightly negative return during the 12-month period, modestly underperforming the Bloomberg Barclays U.S. Aggregate Bond Index. Within equities, the utilities sector contributed the most to relative performance driven by both an overweight position and stock selection. The information technology sector also contributed to relative results due to stock selection decisions. On the downside, the consumer discretionary sector detracted from relative performance due to stock selection effects.*

The Fund’s above-benchmark exposure to high-yield securities within its fixed income holdings weighed on performance relative to its fixed income benchmark. The portfolio’s underweight to U.S. Treasuries also detracted from relative results as Treasuries outperformed other components of the Bloomberg Barclays U.S. Aggregate Bond Index.*

Overall, the Fund’s exposure to equities increased compared to the beginning of the reporting period. The Fund opportunistically added to several names in the utilities and industrials sectors that offer attractive long-term risk/return profiles. The Fund also trimmed select names that had performed well in the healthcare sector. *

The Fund’s overall weighting in fixed income increased during the year, as the subadvisor added to bank loans and select high-quality shorter duration investment-grade bonds. Late in the year, the Fund added to select high-yield and investment-grade bonds amid wider credit spreads.*

The Fund maintained exposure to covered call options—a type of derivative that provided downside protection for the portfolio while offering the benefits of owning a stock, such as dividends and capital appreciation, so long as the stock remains below the option strike price. The Fund’s covered call strategy made a modestly positive contribution to the Fund’s return. The Fund held rights at various points during the period to buy stocks at a predetermined price in the future, generating minimal exposure.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review. The MVP risk management process generally maintained a neutral equity allocation for most of the year relative to its target. However, as market volatility increased at the very end of the year, and after stocks had already declined significantly, the MVP risk management process reduced equity exposure. During the short period remaining in the year, this reduced equity exposure detracted from relative performance as stocks rallied in the final days of the period.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® MVP T. Rowe Price Capital Appreciation Plus Fund (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important intermediate-term objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Index Strategy Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Indexes because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near future, which may increase the Fund’s exposure to risks related to rising rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks as well as the component indexes of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	1 Year	3 Year	Since Inception (1/10/14)
AZL® MVP T. Rowe Price Capital Appreciation Plus Fund	-1.67%	6.52%	6.99%
S&P 500 Index	-4.38%	9.26%	8.60%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.39%
Moderate Composite Index	-2.26%	6.52%	6.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP T. Rowe Price Capital Appreciation Plus Fund	0.87%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.15% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.12%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) of the S&P 500 and (40%) of the Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP T. Rowe Price Capital Appreciation Plus Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$1,000.00	$968.00	$0.60	0.12%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$1,000.00	$1,024.60	$0.61	0.12%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Domestic Equity Funds	76.5%

Fixed Income Funds	19.0

Money Markets	— ^

Total Investment Securities	95.5

Net other assets (liabilities)	4.5

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Affiliated Investment Companies (95.5%):
Domestic Equity Funds (76.5%):
19,197,526	AZL S&P 500 Index Fund, Class 2	$280,475,858
32,361,360	AZL T. Rowe Price Capital Appreciation Fund	547,877,821

		828,353,679

Fixed Income Funds (19.0%):
19,426,650	AZL Enhanced Bond Index Fund	205,728,223

Total Affiliated Investment Companies (Cost $999,129,326)		1,034,081,902

Shares		Fair Value
Unaffiliated Investment Company (0.0%)+:
Money Markets (0.0%)+:
94,769	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%	$94,769

Total Unaffiliated Investment Company (Cost $94,769)		94,769

Total Investment Securities (Cost $999,224,095) — 95.5%(a)		1,034,176,671
Net other assets (liabilities) — 4.5%		49,198,367

Net Assets — 100.0%		$1,083,375,038

Percentages indicated are based on net assets as of December 31, 2018.

+	Represents less than 0.05%.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $48,614,618 has been segregated to cover margin requirements for the following open contracts as of December 31, 2018:

Short Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/15/19	883	$(110,604,580)	$(4,162,137)

				$(4,162,137)

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/20/19	162	$19,766,527	$469,438

				$469,438

Total Net Futures Contracts				$(3,692,699)

See accompanying notes to the financial statements.

4

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investment securities, at cost	$94,769
Investments in affiliates, at cost	999,129,326

Investment securities, at value	$94,769
Investments in affiliates, at value	1,034,081,902
Segregated cash for collateral	48,614,618
Interest and dividends receivable	93,427
Receivable for capital shares issued	712,416
Prepaid expenses	12,328

Total Assets	1,083,609,460

Liabilities:
Payable for affiliated investments purchased	94,769
Payable for variation margin on futures contracts	1,776
Manager fees payable	93,574
Administration fees payable	4,902
Custodian fees payable	515
Administrative and compliance services fees payable	4,001
Transfer agent fees payable	529
Trustee fees payable	1,532
Other accrued liabilities	32,824

Total Liabilities	234,422

Net Assets	$1,083,375,038

Net Assets Consist of:
Paid in capital	$996,493,561
Total distributable earnings	86,881,477

Net Assets	$1,083,375,038

Shares of beneficial interest (unlimited number of shares authorized, no par value)	90,564,534
Net Asset Value (offering and redemption price per share)	$11.96

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends from affiliates	$14,548,088
Interest	956,834
Dividends from non-affiliates	4,017

Total Investment Income	15,508,939

Expenses:
Manager fees	1,118,842
Administration fees	59,678
Custodian fees	5,170
Administrative and compliance services fees	18,636
Transfer agent fees	6,128
Trustee fees	58,391
Professional fees	49,326
Shareholder reports	22,315
Other expenses	10,822

Total expenses	1,349,308

Net Investment Income/(Loss)	14,159,631

Net realized and Change in net unrealized gains/losses on investments
Net realized gains/(losses) on affiliated underlying funds	3,100,358
Net realized gains distributions from affiliated underlying funds	41,256,524
Net realized gains/(losses) on futures contracts	(1,675,414)
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(72,162,873)
Change in net unrealized appreciation/depreciation on futures contracts	(4,113,823)

Net realized and Change in net unrealized gains/losses on investments	(33,595,228)

Change in Net Assets Resulting From Operations	$(19,435,597)

See accompanying notes to the financial statements.

5

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$14,159,631	$10,383,590
Net realized gains/(losses) on investments	42,681,468	37,922,870
Change in unrealized appreciation/depreciation on investments	(76,276,696)	83,960,228

Change in net assets resulting from operations	(19,435,597)	132,266,688

Distributions to Shareholders:(a)
Distributions	(48,843,888)	(30,920,746)

Change in net assets resulting from distributions to shareholders	(48,843,888)	(30,920,746)

Capital Transactions:
Proceeds from shares issued	73,125,433	107,423,431
Proceeds from dividends reinvested	48,843,888	30,920,746
Value of shares redeemed	(66,407,984)	(43,312,937)

Change in net assets resulting from capital transactions	55,561,337	95,031,240

Change in net assets	(12,718,148)	196,377,182
Net Assets:(a)
Beginning of period	1,096,093,186	899,716,004

End of period	$1,083,375,038	$1,096,093,186

Share Transactions:
Shares issued	5,649,568	8,806,847
Dividends reinvested	3,904,388	2,526,205
Shares redeemed	(5,211,798)	(3,545,096)

Change in shares	4,342,158	7,787,956

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,					January 10, 2014 to December 31, 2014(a)
	2018	2017	2016		2015

Net Asset Value, Beginning of Period	$12.71	$11.47	$10.88		$10.45	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.16	0.11	0.03		0.04	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	(0.34)	1.50	0.79		0.39	1.11

Total from Investment Activities	(0.18)	1.61	0.82		0.43	1.12

Distributions to Shareholders From:
Net Investment Income	(0.13)	(0.15)	(0.17)		—	(0.01)
Net Realized Gains	(0.44)	(0.22)	(0.06)		— (b)	(0.66)

Total Dividends	(0.57)	(0.37)	(0.23)		— (b)	(0.67)

Net Asset Value, End of Period	$11.96	$12.71	$11.47		$10.88	$10.45

Total Return(c)	(1.67)%	14.21%	7.62%		4.15%	11.19	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,083,375	$1,096,093	$899,716		$664,399	$288,843
Net Investment Income/(Loss)(e)	1.27%	1.03%	0.61%		0.49%	0.26%
Expenses Before Reductions*(e)(f)	0.12%	0.12%	0.12%		0.13%	0.14%
Expenses Net of Reductions*(e)	0.12%	0.12%	0.12%		0.13%	0.14%
Portfolio Turnover Rate	5%	3%	52	%(g)	1%	1	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of share class.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)

Effective October 14, 2016, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2016 as compared to prior years.

See accompanying notes to the financial statements.

7

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP T. Rowe Price Capital Appreciation Plus Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments,

8

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Notes to the Financial Statements

December 31, 2018

money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2018, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2018, the monthly average notional amount for long contracts was $51.7 million and the monthly average notional amount for short contracts was $9.2 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$4,162,137

Interest Rate Risk

Interest Rate Contracts	Receivable for variation margin on futures contracts	469,438	Payable for variation margin on futures contracts	—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/Change net in unrealized appreciation/depreciation on futures contracts	$(1,675,414)	$(4,699,842)

Interest Rate Risk

Interest Rate Contracts	Net realized gains/(losses) on futures contracts/Change net in unrealized appreciation/depreciation on futures contracts	—	586,019

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$(12,492,263)
From net realized gains	(18,428,483)

Change in net assets resulting from distributions to shareholders	$(30,920,746)

9

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Notes to the Financial Statements

December 31, 2018

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL MVP T. Rowe Price Capital Appreciation Plus Fund	0.10%	0.15%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2018, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2018, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2018 is as follows:

	Fair Value 12/31/17	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value 12/31/18	Shares as of 12/31/2018	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL Enhanced Bond Index Fund	$196,788,055	$30,575,626	$(16,019,228)	$(556,517)	$(5,059,713)	$205,728,223	19,426,650	$4,573,930	$—
AZL S&P 500 Index Fund, Class 2	297,886,624	30,932,602	(19,870,146)	3,257,456	(31,730,678)	280,475,858	19,197,526	4,697,551	9,871,837
AZL T. Rowe Price Capital Appreciation Fund	546,357,130	50,046,052	(13,552,298)	399,419	(35,372,482)	547,877,821	32,361,360	5,276,607	31,384,687

	$1,041,031,809	$111,554,280	$(49,441,672)	$3,100,358	$(72,162,873)	$1,034,081,902	70,985,536	$14,548,088	$41,256,524

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $10,090 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

10

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Notes to the Financial Statements

December 31, 2018

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Company	$1,034,081,902	$—	$—	$1,034,081,902
Unaffiliated Investment Company	94,769	—	—	94,769

Total Investment Securities	1,034,176,671	—	—	1,034,176,671

Other Financial Instruments:*
Futures Contracts	(3,692,699)	—	—	(3,692,699)

Total Investments	$1,030,483,972	$—	$—	$1,030,483,972

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$111,554,280	$49,441,672

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $1,000,444,938. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$38,541,738
Unrealized (depreciation)	(4,810,005)

Net unrealized appreciation/(depreciation)	$33,731,733

11

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Notes to the Financial Statements

December 31, 2018

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP T. Rowe Capital Appreciation Plus Fund	$13,580,212	$35,263,676	$48,843,888

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$12,552,270	$18,368,476	$30,920,746

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$25,425,167	$32,396,701	$—	$33,731,733	$91,553,601

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 85% of the Fund. As of December 31, 2018, the Fund had a controlling interest (in excess of 50%) in the AZL T. Rowe Price Capital Appreciation Fund, which is affiliated with the Investment Adviser.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MVP T. Rowe Price Capital Appreciation Plus Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 51.94% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $2,597,583.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $35,263,675.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Management Agreement was approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

16

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds that have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2018 was available, one was in the top 40%, three were in the middle 20%, and one was in the bottom 40%. Only one of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2018, for the eight Funds for which three-year performance information was available, four Funds were in the top 40%, three Funds were in the middle 20%, and one Fund was in the bottom 40%. For the 12 Funds for which one-year performance information was available, for the one-year period ended June 30, 2018, seven Funds were in the top 40%, three Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the six Funds for which five-year performance information was available, for the five-year period ended June 30, 2018, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which three-year performance information was available, for the three-year period ended June 30, 2018, five Funds were in the top 40%, two Funds were in the middle 20%, and one was in the bottom 40%. For the 10 Funds for which one-year performance was available, for the one-year period ended June 30, 2018, six Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2018, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 48th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 8th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 11th percentile. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 10th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Dynamic Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Dynamic Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2018, were approximately $11.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.6 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the same effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC
These Funds are not FDIC Insured.	ANNRPT1218 2/19

Item 2.	Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The audit committee financial expert is Arthur C. Reeds III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

		2018	2017*
(a)	Audit Fees	$180,000	$162,600
(b)	Audit-Related Fees	$0	$6,000
	Related to the consent on Form N-1A for the annual registration statement.
		2018	2017*
(c)	Tax Fees	$54,000	$39,240
	Preparation of the funds’ federal income tax returns.
		2018	2017*
(d)	All Other Fees	$0	$0

4(e)(1)

The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

4(e)(2)

During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)	Not applicable

4(g)

2018	2017*
$54,000	$45,240

4(h)	Not applicable

*	Fees shown above for the year 2017 are those of the previous audit firm, KPMG LLP. Effective November 2, 2018, PricewaterhouseCoopers LLP replaced KPMG LLP as Principal Accountant.

Item 5. Audit	Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Variable Insurance Products Fund of Funds Trust

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date February 28, 2019

By (Signature and Title)	/s/ Bashir C. Asad
Bashir C. Asad, Principal Financial Officer & Principal Accounting Officer

Date February 28, 2019